UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	200 Clarendon Street
27th Floor Boston, MA 02116-5021

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: March 31

Date of reporting period: March 31, 2011

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	March 31, 2011

Multi Sector Fixed Income Funds
Core Fixed Income
Core Plus Fixed Income
Global Income
Strategic Income

Goldman Sachs Multi Sector Fixed Income Funds

■	CORE FIXED INCOME

■	CORE PLUS FIXED INCOME

■	GLOBAL INCOME

■	STRATEGIC INCOME

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Investment Process	3

Portfolio Management Discussions and Performance Summaries	7

Schedules of Investments	31

Financial Statements	98

Financial Highlights	104

Notes to the Financial Statements	112

Report of Independent Registered Public Accounting Firm	136

Other Information	137

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ prospectuses.

The Core Fixed Income Fund invests primarily in fixed income securities, including U.S. government securities, corporate debt securities, privately issued mortgage-backed securities and asset-backed securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund’s investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility. The Fund may invest in foreign and emerging markets securities, which may be more volatile and less liquid than investments in U.S. securities and will be subject to the risks of currency fluctuations and political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund may also engage in foreign currency transactions for hedging purposes (including cross hedging) or for speculative purposes. Forward foreign currency exchange contracts are subject to the risk that the counterparty to the contract will default on its obligations. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, options on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and the risks that transactions may not be liquid.

The Core Plus Fixed Income Fund invests primarily in fixed income securities, including U.S. government securities, corporate debt securities, privately issued mortgage-backed securities, asset-backed securities, high yield non-investment grade securities and fixed income securities of issuers located in emerging countries. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund’s investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility. The Fund may invest in high yield, fixed income securities that, at the time of purchase, are non-investment grade. High yield, lower rated securities involve greater price volatility and present greater risks than higher rated fixed income securities. The Fund may also invest in foreign issuers which are denominated in currencies other than the U.S. dollar and in securities of issuers located in emerging countries denominated in any currency. The Fund’s foreign and emerging market investments may be more volatile and less liquid than its investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund may also engage in foreign currency transactions for hedging purposes (including cross hedging) or for speculative purposes. Forward foreign currency exchange contracts are subject to the risk that the counterparty to the contract will default on its obligations. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, options on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and the risks that transactions may not be liquid.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

The Global Income Fund invests primarily in a portfolio of fixed income securities of U.S. and foreign issuers. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Fund may invest in foreign and emerging market securities, which may be more volatile and less liquid than its investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund may also engage in foreign currency transactions for hedging purposes (including cross hedging) for speculative purposes. Forward foreign currency exchange contracts are subject to the risk that the counterparty to the contract will default on its obligations. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, options on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and the risks that transactions may not be liquid. The Fund may concentrate its investments in particular countries or regions and may be subject to greater losses than if it were less concentrated in a particular country or region. The Fund is non-diversified and may invest more of its assets in fewer issuers than diversified funds, may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be susceptible to greater losses because of these developments.

The Strategic Income Fund invests in a broadly diversified portfolio of U.S. and foreign investment grade and non-investment grade fixed income investments including, but not limited to: U.S. Government securities (such as U.S. Treasury securities or Treasury inflation protected securities), non-U.S. sovereign debt, agency securities, corporate debt securities, agency and non-agency mortgage-backed securities, asset-backed securities, custodial receipts, municipal securities, loan participations and convertible securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The guarantee on certain U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund’s investments in mortgage-backed securities are subject to, among other risks, prepayment risks. These risks may result in greater share price volatility. The Fund may invest in high yield, fixed income securities that, at the time of purchase, are non-investment grade. High yield, lower rated securities involve greater price volatility, are less liquid and present greater risks than higher rated fixed income securities. The Fund may also invest in foreign issuers which are denominated in currencies other than the U.S. dollar and in securities of issuers located in emerging countries denominated in any currency. The Fund’s foreign and emerging market investments may be more volatile and less liquid than its investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund may also engage in foreign currency transactions for hedging purposes (including cross hedging) or for speculative purposes. Accordingly, forward foreign currency exchange contracts are subject to the risk that attempts to hedge will be unsuccessful as well as the risks of derivatives noted below. The Fund may also make substantial investments in other derivative instruments, including interest rate futures contracts, options (including options on futures contracts, swaps, bonds, stocks and indexes), swaps (including credit default, index, basis, total return, volatility and currency swaps), other forward contracts, structured securities and other derivative instruments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and the risks that transactions may not be liquid. The Fund is subject to the risks associated with implementing short positions. Taking short positions involves leverage of the Fund’s assets and presents various other risks. Losses on short positions are potentially unlimited as a loss occurs when the value of an asset with respect to which the Fund has a short position increases. Note that the implementation of short positions, as well as the use of derivatives generally, involves sophisticated investment techniques that have the potential to add additional risk to a portfolio.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

What Differentiates the Goldman Sachs Asset Management Fixed Income Investment Process?

At Goldman Sachs Asset Management, L.P. (“GSAM”), the goal of our fixed income investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.

A key element of our fixed income investment philosophy is to evaluate the broadest global opportunity set to capture relative value across sectors and instruments. Our globally integrated investment process involves managing dynamically along the risk/return spectrum, as we continue to develop value-added strategies through:

■	Assess relative value among sectors (such as mortgage-backed and corporate debt securities) and sub-sectors

■	Leverage the vast resources of GSAM in selecting securities for each portfolio

■	Team approach to decision making

■	Manage risk by avoiding significant sector and interest rate bets

■	Careful management of yield curve strategies — while closely managing portfolio duration

Fixed Income portfolios that:

■ Include domestic and global investment options, income opportunities, and access to areas of specialization
■ Capitalize on GSAM’s industry-renowned credit research capabilities
■ Use a risk-managed framework to seek total return, recognizing the importance of investors’ capital accumulation goals as well as their need for income

MARKET REVIEW

Goldman Sachs Multi Sector Fixed Income Funds

Market Review

Low interest rates and strengthening economic data led to continued demand for riskier fixed income assets during the 12 months ended March 31, 2011 (the “Reporting Period”). Indeed, as investors sustained their strong appetite for risky assets, all spread, or non-Treasury, sectors outperformed U.S. Treasuries for the Reporting Period. Interest rates on U.S. government securities declined sharply during the summer of 2010 and then reversed that decline, ending the Reporting Period relatively unchanged versus one year prior.

Spread sectors began the Reporting Period under pressure, as the second quarter of 2010 was marked by a significant escalation in market concerns about the solvency of Greece and other peripheral European countries. By May 2010, solvency concerns had grown into a crisis that led to a bailout of Greece by the European Union and International Monetary Fund. With the European sovereign debt crisis weighing on investors’ risk appetite, demand for U.S. government bonds increased on safe-haven demand, while demand for fixed income spread sectors fell. As a result, U.S. government bond yields declined sharply and spread sectors underperformed.

As the European debt crisis continued, confidence in the U.S. economic recovery began to falter during the second and third quarters of 2010. Virtually every aspect of the economy lost momentum during these months, including manufacturing, consumer spending and new hiring. While yields on U.S. government bonds continued to decline during the third calendar quarter, spread sectors began to rebound after the brief underperformance in the second calendar quarter. Most spread sectors outperformed U.S. Treasuries during the third calendar quarter, led by the high yield corporate bond sector.

In response to the weaker tone in economic data, Federal Reserve Board (the “Fed”) Chairman Ben Bernanke strongly hinted in an August 2010 speech that the Fed would resume asset purchases in an effort to support the economic recovery through what is known as quantitative easing. By the time the Fed began to implement its second round of quantitative easing in November 2010, economic data had already begun to improve. In particular, survey data suggested manufacturing activity was expanding rapidly after the summer slowdown. The markets were also beginning to price stronger economic growth and higher inflation risk into long-term bonds. As a result, 10-year U.S. Treasury yields rose nearly a full percentage point during the fourth calendar quarter of 2010, from approximately 2.5% at the end of September to about 3.4% at the end of December. Spread sectors continued to outperform U.S. Treasuries during the fourth calendar quarter, again led by high yield corporate bonds.

As the turn of the calendar year approached, economic prospects appeared to be improving further. The Fed continued its quantitative easing program, and Congress and the Obama administration agreed on new fiscal stimulus, including a payroll tax cut for 2011 that would boost consumers’ disposable income. These measures led to a general upgrade in expectations for 2011 economic growth, which were supported by a string of improving economic data early in the first calendar quarter. In the fixed income market, the reaction was a further increase in long-term U.S. Treasury yields and continued outperformance in the spread sectors. With the Fed holding short-term interest rates near zero and long-term U.S. Treasury yields continuing to move sharply higher, the difference between short-term and long-term bond yields dramatically increased. The increase in the difference between short-term and long-term yields, known as a steepening of the yield curve, reached its peak shortly after the turn of the calendar year — at the steepest levels in modern history.

MARKET REVIEW

With the exception of the housing sector, economic data remained relatively strong through the first quarter of 2011. However, risks to the economy began to grow again, as political unrest emerged in Tunisia, followed by Egypt and the broader Middle East and North Africa (MENA) region. For the first time since 2008, oil prices rose above $100 per barrel on concerns about potential supply disruptions. Meanwhile, the European sovereign debt crisis continued to spread to other peripheral countries, adding another element of risk to the outlook. Then, in March 2011, Japan was struck by the Tohoku earthquake and tsunami, followed by the disaster at the Fukushima Daiichi nuclear plant.

As the risks to economic growth mounted, U.S. government bond yields began declining again. Between mid-February and mid-March, the 10-year U.S. Treasury yield fell from about 3.75% to below 3.20%. However, the decline in yields was relatively brief. By the end of the Reporting Period, the 10-year U.S. Treasury yield was close to 3.50%, above the 2010 year-end level of 3.29%, though still below the approximately 3.83% level seen at the start of the Reporting Period. Meanwhile, spread sectors were relatively resilient throughout the first quarter of 2011, with all major spread sectors outperforming U.S. Treasuries despite the risks that arose.

Looking Ahead

We are optimistic about U.S. economic growth potential in 2011 and 2012. However, given the downside risks that arose since the turn of the calendar year, we have trimmed our 2011 U.S. Gross Domestic Product (GDP) forecast to 3.2% from 3.5% at the end of 2010, putting us in line with consensus estimates. We also reduced our 2012 GDP forecast from 3.5% to 3.0%, putting us slightly below the consensus. We project headline inflation of 1.7% in 2011 and 2.0% in 2012, which is in line with the consensus.

At the end of the Reporting Period, the core drivers of U.S. economic growth — consumer spending and business investment — were improving, and we believe this is likely to continue. Consumer spending was benefiting from a rise in real disposable income, which increased nearly 3% year-over-year in January 2011. The rise in disposable income, driven in part by payroll tax cuts passed in late 2010, was allowing consumers to continue to build their savings while maintaining spending growth of approximately 2% year-over-year. Meanwhile, business investment was still underpinned by strong corporate profits, which were being recycled into spending on machinery and equipment.

The combination of higher disposable income and strong business investment provides, in our view, significant support for other areas of the economy. For example, manufacturing activity was expanding rapidly at the end of the Reporting Period, with the U.S. Institute for Supply Management (ISM) manufacturing index reaching a multi-year high in February 2011.

The job market, a key weak spot in the economic recovery to date, was also showing signs of life at the end of the Reporting Period. Both jobless claims and the unemployment rate were clearly trending lower, and surveys regarding firms’ hiring intentions suggested further job gains to come. Demand for consumer and business credit, another weak spot in the recovery, also appeared to be growing again based on the Fed’s survey of senior loan officers. The housing market remained an area of weakness, as home prices continued to fall, but we project demand to pick up in the months ahead, as the weather improves.

MARKET REVIEW

Should economic growth improve, we believe the Fed is likely to come under more pressure in 2011 to raise short-term interest rates. In particular, core inflation (which excludes food and energy prices) appeared, at the end of the Reporting Period, to have bottomed out. With more people renting rather than buying a home, the rental price component of core inflation seems likely, we believe, to turn higher. However, we project inflation to remain relatively low even into 2012 given the amount of slack that is still in the economy. With inflation likely to remain low and growth still facing multiple challenges, we think the Fed will continue holding the target federal funds rate in a range between zero and 0.25% throughout 2011.

While we believe domestic sources of strength can support continued economic growth in the U.S., the risk to this view is that the situations in the MENA region, Europe and Japan may deteriorate further. In particular, further unrest in the Middle East could derail the U.S. expansion through an oil supply shock. At the end of the Reporting Period, that had not happened yet, and a supply shock is not our expectation, but the risk had clearly increased. The situation in Japan was, as of this writing, still developing, and the ultimate impact of events there on the global economy is unknown. We think the key risk for the U.S. is a break in the global supply chain that causes manufacturing or other business activity to slow due to a lack of components produced in Japan. In Europe, the continuing sovereign debt crisis still represented, at the end of the Reporting Period, a potential threat to business and consumer confidence globally.

From an investment perspective, we believe the most likely outlook for sustainable U.S. economic growth continues to favor risk assets over U.S. Treasuries over the longer term. We believe that the improvement in U.S. economic fundamentals, coupled with a continuation of low interest rates, should provide a favorable backdrop for risk assets. We continue to see particular opportunity in corporate credit based on the strength of corporate balance sheets and the likelihood of continued strong profits as the U.S. economic expansion persists. In the near term, we intend to take a more cautious stance due to the high degree of uncertainty surrounding the outlook for oil prices, Japan’s economy and European bond markets.

PORTFOLIO RESULTS

Goldman Sachs Core Fixed Income Fund

Investment Objective

The Fund seeks a total return consisting of capital appreciation and income that exceeds the total return of the Barclays Capital U.S. Aggregate Bond Index.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the performance of the Goldman Sachs Core Fixed Income Fund (the “Fund”) and positioning for the 12-month period ended March 31, 2011 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated average annual total returns, without sales charges, of 5.24%, 4.55%, 4.44%, 5.58%, 5.17%, 5.39% and 4.98%, respectively. These returns compare to the 5.12% average annual total return of the Fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index (the “Barclays Capital Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both top-down and bottom-up strategies contributed to the Fund’s performance during the Reporting Period. Within our top-down strategies, our cross-sector strategy contributed the most to relative performance. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Bottom-up individual issue selection within the collateralized, government/agency and corporate bond sectors contributed positively to the Fund’s performance during the Reporting Period.

The primary detractor from Fund performance was our duration and yield curve strategy. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	The Fund’s exposure to non-agency mortgage-backed securities was the primary driver of performance during the Reporting Period within our cross-sector strategy. We maintained the position as we believed the combination of improving borrower fundamentals and strong technicals — coupled with improvement in borrower credit trends and slower declines in house prices — all continued to lend support to the sector. To a more modest degree, the Fund’s positioning in agency mortgage-backed securities buoyed results as well.

Individual issue selection within the Fund was the greatest contributor to results relative to the Barclays Capital Index overall during the Reporting Period. Outperformance was driven mostly by our selection within the corporate bond sector, specifically our bias toward lower quality investment grade credits, as lower quality credits outperformed higher quality securities during the Reporting Period. Selection within the collateralized sector added value as well, particularly exposure to adjustable-rate mortgages (ARMs). Also, our emphasis within the Fund on 15-year mortgage-backed security pass-throughs relative to 30-year mortgage-backed security pass-throughs within the agency mortgage-backed securities sub-sector contributed positively. (Pass-through mortgages consist of a pool of residential mortgage loans, where homeowners’ monthly payments of principal, interest and prepayments pass from the original bank through a government agency or investment bank to investors.) Specific security selection within the government/agency sector also proved beneficial.

There were no real detractors from a sector allocation or security selection perspective during the Reporting Period.

PORTFOLIO RESULTS

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning detracted from its results during the Reporting Period. The Fund’s shorter U.S. duration relative to the Barclays Capital Index from May through July 2010 was a detractor from performance, as interest rates declined during these months. We subsequently shifted to a longer duration than the benchmark index in the latter months of 2010 in anticipation of a decrease in market yields. However, this positioning detracted from the Fund’s results in December 2010 and into the early part of 2011, as interest rates rose on news of strengthening U.S. and global economic data and continued inflows into risk assets. The 10-year Treasury note ended the Reporting Period at 3.45%, up from 3.29% at the start of 2011 but down from 3.83% at March 31, 2010.

Q	How did the Fund use derivatives during the Reporting Period?

A	As market conditions warranted during the Reporting Period, the Fund engaged in forward foreign currency exchange contracts to hedge currency exposure; Treasury futures to hedge interest rate exposure and facilitate specific duration and yield curve strategies; credit default swaps to implement specific credit-related investment strategies and hedge corporate spread duration (or the price sensitivity of a corporate bond to a 100 basis point change in its spread over LIBOR, or London interbank offered rates, i.e. floating interest rates widely used as reference rates in bank, corporate and government lending agreements); interest rate swaps to hedge interest rate exposure and express an outright term structure view (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds); and swaptions (or options on interest rate swap contracts) to hedge and express an outright term structure view.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we increased the Fund’s already overweighted exposure to asset-backed securities, specifically in FFELP (Federal Family Education Loan Program) student loans. We shifted to an underweighted exposure to agency securities. We maintained an overweighted position in investment grade corporate bonds for much of the Reporting Period, favoring U.S. financials over both European financials and the industrials sector. However, we decreased this corporate bond allocation to an underweight in the latter part of the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2011?

A	At the end of March 2011, the Fund had overweighted allocations relative to the Barclays Capital Index in asset-backed securities and emerging market debt. Although modestly underweight residential mortgage-backed securities overall, within the sector, the Fund had a position in non-agency ARMs and agency CMOs (collateralized mortgage obligations). The Fund also had exposure to covered bonds, which is a sector not represented in the Barclays Capital Index. Covered bonds are securities created from either mortgage loans or public sector loans. The Fund had underweighted exposure relative to the benchmark index in U.S. government securities and investment grade corporate bonds. The Fund had rather neutral positions compared to the Barclays Capital Index in quasi-government securities and commercial mortgage-backed securities (CMBS). The Fund also had a position in cash at the end of the Reporting Period. The Fund maintained a modestly longer duration relative to the Barclays Capital Index at the end of the Reporting Period.

FUND BASICS

Core Fixed Income Fund
as of March 31, 2011

PERFORMANCE REVIEW

		Barclays Capital	30-Day	30 Day
April 1, 2010–	Fund Total Return	U.S. Aggregate	Standardized	Standardized
March 31, 2011	(based on NAV1)	Bond Index[2]	Subsidized Yield[3]	Unsubsidized Yield[3]

Class A	5.24%	5.12%	1.70%	1.70%
Class B	4.55	5.12	1.02	1.02
Class C	4.44	5.12	1.02	1.02
Institutional	5.58	5.12	2.10	2.10
Service	5.17	5.12	1.61	1.61
Class IR	5.39	5.12	2.00	2.00
Class R	4.98	5.12	1.53	1.53

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays Capital U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds and mortgage-backed and asset-backed securities. The Index figure does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The 30-Day Standardized Subsidized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not reflect any applicable expense reductions.

FUND BASICS

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[4]

For the period ended 3/31/11	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	1.31%	3.48%	4.29%	5.10%	5/1/97
Class B	-0.53	3.10	4.06	4.93	5/1/97
Class C	3.43	3.52	3.92	4.43	8/15/97
Institutional	5.58	4.63	5.08	5.82	1/5/94
Service	5.17	4.13	4.57	5.30	3/13/96
Class IR	5.39	N/A	N/A	3.53	11/30/07
Class R	4.98	N/A	N/A	3.08	11/30/07

[4]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares was 4.5%, which is not reflected in the average annual total return figures shown. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.82%	0.82%
Class B	1.57	1.57
Class C	1.57	1.57
Institutional	0.48	0.48
Service	0.98	0.98
Class IR	0.57	0.57
Class R	1.07	1.07

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any agreements in place. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS

SECTOR ALLOCATIONS[6]

Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

[7]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[8]	“Government Guarantee Obligations” are guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program or a foreign government guarantee program and are backed by the full faith and credit of the United States or the government of a foreign country. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012 and the expiration date of a foreign country guarantee is the maturity date of the debt.

[9]	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

GOLDMAN SACHS CORE FIXED INCOME FUND

Performance Summary
March 31, 2011

The following graph shows the value, as of March 31, 2011, of a $10,000 investment made on April 1, 2001 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Service, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Core Fixed Income Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from April 1, 2001 through March 31, 2011.

Average Annual Total Return through March 31, 2011	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced May 1, 1997)
Excluding sales charges	5.24%	4.28%	4.69%	5.39%
Including sales charges	1.31%	3.48%	4.29%	5.10%

Class B (Commenced May 1, 1997)
Excluding contingent deferred sales charges	4.55%	3.52%	4.06%	4.93%
Including contingent deferred sales charges	–0.53%	3.10%	4.06%	4.93%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	4.44%	3.52%	3.92%	4.43%
Including contingent deferred sales charges	3.43%	3.52%	3.92%	4.43%

Institutional (Commenced January 5, 1994)	5.58%	4.63%	5.08%	5.82%

Service (Commenced March 13, 1996)	5.17%	4.13%	4.57%	5.30%

Class IR (Commenced November 30, 2007)	5.39%	N/A	N/A	3.53%

Class R (Commenced November 30, 2007)	4.98%	N/A	N/A	3.08%

PORTFOLIO RESULTS

Goldman Sachs Core Plus Fixed Income Fund

Investment Objective

The Fund seeks a total return consisting of capital appreciation and income that exceeds the total return of the Barclays Capital U.S. Aggregate Bond Index.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the performance of the Goldman Sachs Core Plus Fixed Income Fund (the “Fund”) and positioning for the 12-month period ended March 31, 2011 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated average annual total returns, without sales charges, of 6.06%, 5.27%, 5.27%, 6.42%, 5.91%, 6.32% and 5.80%, respectively. These returns compare to the 5.12% average annual total return of the Fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index (the “Barclays Capital Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both top-down and bottom-up strategies contributed to the Fund’s performance during the Reporting Period. Within our top-down strategies, our cross-sector strategy contributed the most to relative performance. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Bottom-up individual issue selection within the collateralized, government/agency and corporate bond sectors contributed positively to the Fund’s performance during the Reporting Period.

The primary detractor from Fund performance was our duration and yield curve strategy. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector. To a more modest degree, our currency strategy detracted as well. Within the currency strategy, the Fund’s positioning in the euro and the Swiss franc detracted most.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	The Fund’s exposure to non-agency mortgage-backed securities was the primary driver of performance during the Reporting Period within our cross-sector strategy. We maintained the position as we believed the combination of improving borrower fundamentals and strong technicals — coupled with improvement in borrower credit trends and slower declines in house prices — all continued to lend support to the sector. To a more modest degree, sector positioning within agency mortgage-backed securities and corporate bonds buoyed results as well.

Individual issue selection within the Fund was a strong contributor to results relative to the Barclays Capital Index overall during the Reporting Period. Outperformance was driven mostly by our selection within the corporate bond sector, specifically our bias toward lower quality investment grade credits, as lower quality credits outperformed higher quality securities during the Reporting Period. Selection within the collateralized sector added value as well, particularly exposure to adjustable-rate mortgages (ARMs) and collateralized mortgage obligations (CMOs). Also, our emphasis within the Fund on 15-year mortgage-backed security pass-throughs relative to 30-year mortgage-backed security pass-throughs within the agency mortgage-backed securities sector contributed positively. (Pass-through mortgages consist of a pool of residential mortgage loans, where homeowners’ monthly payments of principal, interest and prepayments pass from the original bank through a government agency or investment bank to investors.)

PORTFOLIO RESULTS

Specific security selection within the government/agency sector also proved beneficial. For example, holdings of inflation-linked Treasury bonds boosted results given the rise in break-even inflation late in 2010. (Break-even inflation refers to the difference between the nominal yield on a conventional bond and the real yield on an inflation-indexed bond of the same maturity.)

There were no real detractors from a sector allocation or security selection perspective during the Reporting Period.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning detracted from its results during the Reporting Period. The Fund’s shorter U.S. duration relative to the Barclays Capital Index from May through July 2010 was a detractor from performance, as interest rates declined during these months. We subsequently shifted to a longer duration than the benchmark index in the latter months of 2010 in anticipation of a decrease in market yields. However, this positioning detracted from the Fund’s results in December 2010 and into the early part of 2011, as interest rates rose on news of strengthening U.S. and global economic data and continued inflows into risk assets. Our overweight positioning in the middle portion of the yield curve during March 2011 also hurt, as interest rates rose. The 10-year Treasury note ended the Reporting Period at 3.45%, up from 3.29% at the start of 2011 but down from 3.83% at March 31, 2010.

Q	How did the Fund use derivatives during the Reporting Period?

A	As market conditions warranted during the Reporting Period, the Fund engaged in forward foreign currency exchange contracts to hedge currency exposure; Treasury futures to hedge interest rate exposure and facilitate specific duration and yield curve strategies; credit default swaps to implement specific credit-related investment strategies and hedge corporate spread duration (or the price sensitivity of a corporate bond to a 100 basis point change in its spread over LIBOR, or London interbank offered rates, i.e. floating interest rates widely used as reference rates in bank, corporate and government lending agreements); interest rate swaps to hedge interest rate exposure and express an outright term structure view (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds); and swaptions (or options on interest rate swap contracts) to hedge and express an outright term structure view.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we increased the Fund’s already overweighted exposure to asset-backed securities, specifically in FFELP (Federal Family Education Loan Program) student loans. We also increased the Fund’s already overweighted exposure to emerging market debt. We maintained an overweighted position in investment grade corporate bonds for much of the Reporting Period, favoring U.S. financials over both their European counterparts and the industrials sector. However, we decreased this corporate bond allocation to a modest underweight in the latter part of the Reporting Period. We moved from an underweighted exposure to a neutral position relative to the Barclays Capital Index in commercial mortgage-backed securities (CMBS). We shifted to an underweighted exposure to agency securities.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2011?

A	At the end of March 2011, the Fund had overweighted allocations relative to the Barclays Capital Index in asset-backed securities, residential mortgage-backed securities and emerging markets debt. The Fund also had exposures to high yield corporate bonds and covered bonds, neither of which is a sector represented in the Barclays Capital Index. Covered bonds are securities created from either mortgage loans or public sector loans. The Fund had underweighted exposures relative to the benchmark index in U.S. government securities, quasi-government securities and investment grade corporate bonds. The Fund had a rather neutral position compared to the Barclays Capital Index in commercial mortgage-backed securities. The Fund maintained a modestly longer duration relative to the Barclays Capital Index at the end of the Reporting Period. The Fund also had a position in cash at the end of the Reporting Period.

FUND BASICS

Core Plus Fixed Income Fund
as of March 31, 2011

PERFORMANCE REVIEW

		Barclays Capital	30-Day	30-Day
April 1, 2010–	Fund Total Return	U.S. Aggregate	Standardized	Standardized
March 31, 2011	(based on NAV1)	Bond Index[2]	Subsidized Yield[3]	Unsubsidized Yield[3]

Class A	6.06%	5.12%	2.15%	2.15%
Class B	5.27	5.12	1.49	1.49
Class C	5.27	5.12	1.49	1.49
Institutional	6.42	5.12	2.58	2.58
Service	5.91	5.12	2.10	2.10
Class IR	6.32	5.12	2.49	2.49
Class R	5.80	5.12	2.00	2.00

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays Capital U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The Index figure does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The 30-Day Standardized Subsidized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not reflect any applicable expense reductions.

FUND BASICS

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[4]

For the period ended 3/31/11	One Year	Since Inception	Inception Date

Class A	2.06%	4.33%	11/30/06
Class B	0.01	4.43	6/20/07
Class C	4.22	4.45	11/30/06
Institutional	6.42	5.63	11/30/06
Service	5.91	5.90	6/20/07
Class IR	6.32	5.43	11/30/07
Class R	5.80	4.88	11/30/07

[4]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares was 4.5%, which is not reflected in the average annual total return figures shown. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.83%	1.14%
Class B	1.58	1.89
Class C	1.58	1.89
Institutional	0.49	0.80
Service	0.99	1.30
Class IR	0.58	0.89
Class R	1.08	1.39

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any agreements in place. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS

SECTOR ALLOCATIONS[6]

Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

[7]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[8]	“Government Guarantee Obligations” are guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program or a foreign government guarantee program and are backed by the full faith and credit of the United States or the government of a foreign country. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012 and the expiration date of a foreign country guarantee is the maturity date of the debt.

[9]	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Performance Summary
March 31, 2011

The following graph shows the value, as of March 31, 2011, of a $10,000 investment made on November 30, 2006 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Service, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Core Plus Fixed Income Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 30, 2006 through March 31, 2011.

Average Annual Total Return through March 31, 2011	One Year	Since Inception
Class A (Commenced November 30, 2006)
Excluding sales charges	6.06%	5.25%
Including sales charges	2.06%	4.33%

Class B (Commenced June 20, 2007)
Excluding contingent deferred sales charges	5.27%	5.24%
Including contingent deferred sales charges	0.01%	4.43%

Class C (Commenced November 30, 2006)
Excluding contingent deferred sales charges	5.27%	4.45%
Including contingent deferred sales charges	4.22%	4.45%

Institutional (Commenced November 30, 2006)	6.42%	5.63%

Service (Commenced June 20, 2007)	5.91%	5.90%

Class IR (Commenced November 30, 2007)	6.32%	5.43%

Class R (Commenced November 30, 2007)	5.80%	4.88%

PORTFOLIO RESULTS

Goldman Sachs Global Income Fund

Investment Objective

The Fund seeks a high total return, emphasizing current income, and, to a lesser extent, providing opportunities for capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Fixed Income Investment Management Team discusses the performance of the Goldman Sachs Global Income Fund (the “Fund”) and positioning for the 12-month period ended March 31, 2011 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional and Service Shares generated average annual total returns, without sales charges, of 1.27%, 0.50%, 0.60%, 1.62%, and 1.12%, respectively. These returns compare to the 2.66% average annual total return of the Fund’s benchmark, the Barclays Capital Global Aggregate Bond Index (USD hedged) (the “Barclays Capital Index”), during the same time period.

The Fund’s Class IR Shares were launched on July 30, 2010. During the period from inception through March 31, 2011, the Fund’s Class IR Shares generated a cumulative total return of –0.78%. This return compares to the –0.42% cumulative total return of the Barclays Capital Index during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Top-down strategies overall detracted from the Fund’s performance during the Reporting Period. Within our top-down strategies, our duration, currency and country strategies hurt most. From a currency perspective, the Fund’s positioning in the Swiss franc detracted most from performance. Within our country strategy, having a long position in Europe hurt, as a classic flight to quality took hold with risk aversion heightening due to the sovereign debt crisis. The Fund’s short position in the seven-year segment of the Japanese yield curve also detracted from returns, as Japanese government bonds rallied with the flight to safety driven by the risk aversion arising from the European sovereign debt crisis. Similarly, the Fund’s short position in U.S. 10-year futures, held between May and July, detracted from returns, as the safe haven demand for U.S. Treasury securities drove yields to multi-year lows. On the other hand, trades we made within the U.K., Greece and Portugal contributed positively to the Fund’s results.

Further offsetting the impact of these top-down strategies overall, albeit only partially, was the positive contribution of our cross-sector strategy. Though having an underweighted exposure to commercial mortgage-backed securities (CMBS) detracted, this was more than compensated for by the boosting effect of having an overweighted allocation to non-agency mortgage-backed securities.

Bottom-up individual issue selection within the corporate bond, government/agency and collateralized sectors was helpful as well. Security selection within the emerging markets debt sector detracted from the Fund’s results.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	The Fund’s overweighted allocation to non-agency mortgage-backed securities contributed to the Fund’s performance. So, too, did individual issue selection in the corporate bond, government/agency and collateralized sectors add value. Within the corporate bond sector, the Fund benefited from an overweighted position in the lower end of the investment grade credit spectrum versus higher quality credit, as lower quality securities outperformed higher quality during the Reporting Period. Also proving effective was that, from a regional perspective, we favored the U.S. over Europe, again due to greater potential impact on the European corporate sector from sovereign debt concerns there. Within the government/agency sector, an emphasis on inflation-protected securities contributed positively to the Fund’s performance.

PORTFOLIO RESULTS

Conversely, the Fund’s underweighted allocation to CMBS detracted from its results relative to the Barclays Capital Index as did individual issue selection among emerging markets debt securities.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The combined effect of the Fund’s duration and yield curve positioning detracted from results during the Reporting Period. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

The Fund’s duration strategy is actively managed and constantly monitored in an effort to generate greater performance and reduced risk through volatile markets. During the early months of the Reporting Period, we moved from a longer duration relative to the Barclays Capital Index to a shorter duration position compared to the Barclays Capital Index within the Fund when yields had fallen sharply. By the end of September 2010, we had shifted back to a modestly longer duration position relative to the benchmark index, as we expected bond yields to remain supported with the anticipated quantitative easing by the Federal Reserve Board (the “Fed”). With ongoing shifts as market conditions changed, we generally maintained that longer duration through the remainder of the Reporting Period.

More specifically, within our duration strategy, short positions on the Japanese yield curve and long positioning on the U.S. yield curve, especially during December 2010, detracted.

Q	How did the Fund use derivatives during the Reporting Period?

A	We used derivatives for the efficient management of the Fund. These derivatives allowed us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision.

During the Reporting Period, we used interest rate and bond exchange traded futures contracts to implement duration and country strategies within the Fund, especially in the U.S., Eurozone, U.K. and Japanese markets. Currency transactions were carried out using primarily over-the-counter (“OTC”) forward foreign exchange contracts as well as purchased OTC options. Currency transactions were generally dealt against the base currency of the portfolio for passive currency management. For example, rollovers of positions are often done this way to result in a realized profit or loss flow in base currency. Active currency (long/short) views are traded forward and directly in the currency pairs required, which do not always include the base currency (U.S. dollars) of the Fund. Interest rate and credit default swaps and what are known as swaptions (or options on interest rate swap contracts) were also used as cost-efficient instruments to help grant us greater precision and versatility in the management of active strategies.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	As mentioned earlier, trades made within the U.K., Greece and Portugal generally proved effective, while trades made within the U.S., Germany and Japan detracted overall. A notable exception, however, was a trade made among 30-year U.S. Treasuries, which contributed positively to the Fund’s results during the Reporting Period. We initiated the position in October 2010 based on the view that the U.S. yield curve would significantly steepen as risk premiums increased at the long-term end of the yield curve. (A steepening yield curve is one wherein long-term yields move increasingly higher than short-term yields.) We increased the Fund’s short position in 30-year U.S. Treasuries based on two key factors. First we believed that investors were still not positioned for an uptick in U.S. economic growth, and we felt that the market remained vulnerable to positive surprises in upcoming data. Second, in our view, the Fed appeared willing to keep short-term interest rates low until inflation increased, which would, we believed, drive longer-maturity yields higher.

PORTFOLIO RESULTS

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	There were no material changes in the Fund’s sector or country weightings during the Reporting Period. As indicated, we did make adjustments in the Fund’s duration, however. From a broad perspective, we maintained a generally shorter duration than the Barclays Capital Index in the Fund during the first half of the Reporting Period on the basis that the then-recent drop in yields had drained considerable value from the market and that further signs of recovery may prompt sales. We then shifted to a longer duration position than the Barclays Capital Index approximately midway through the Reporting Period as we viewed the market as fully positioned for quantitative easing and believed that low yields would likely rise on any more positive data surprises.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2011?

A	At the end of March 2011, the Fund had an overweighted allocation relative to the Barclays Capital Index in collateralized securities. The Fund had underweighted exposure relative to the benchmark index in government securities, quasi-government securities, corporate bonds and emerging markets debt.

FUND BASICS

Global Income Fund
as of March 31, 2011

PERFORMANCE REVIEW

		Barclays Capital	30-Day	30-Day
April 1, 2010–	Fund Total Return	Global Aggregate Bond	Standardized	Standardized
March 31, 2011	(based on NAV1)	Index (USD hedged)[2]	Subsidized Yield[3]	Unsubsidized Yield[3]

Class A	1.27%	2.66%	1.83%	1.68%
Class B	0.50	2.66	1.15	1.00
Class C	0.60	2.66	1.15	1.00
Institutional	1.62	2.66	2.24	2.09
Service	1.12	2.66	1.75	1.60

July 30, 2010–
March 31, 2011

Class IR	-0.78%	-0.42%	2.13%	1.98%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays Capital Global Aggregate Bond Index (USD hedged), an unmanaged index, provides a broad based measure of the global investment-grade fixed-rate debt markets and covers the most liquid portion of the global investment grade fixed-rate bond market, including government, credit and collateralized securities. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The 30-Day Standardized Subsidized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not reflect any applicable expense reductions.

FUND BASICS

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[4]

For the period ended 3/31/11	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-2.55%	3.59%	3.66%	5.58%	8/2/91
Class B	-4.53	3.19	3.50	4.96	5/1/96
Class C	-0.40	3.62	3.37	4.16	8/15/97
Institutional	1.62	4.76	4.52	6.09	8/1/95
Service	1.12	4.22	4.00	4.89	3/12/97
Class IR	N/A	N/A	N/A	-0.78	7/30/10

[4]	The Standardized Average Annual Total Returns are average annual total returns or cumulative total returns (only if the performance is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares was changed 4.5%, which is not reflected in the average annual total return figures shown. Because Institutional, Service and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.03%	1.11%
Class B	1.78	1.86
Class C	1.78	1.86
Institutional	0.69	0.77
Service	1.19	1.27
Class IR	0.78	0.86

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any agreements in place. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS

CURRENCY ALLOCATION[6]

	Percentage of Net Assets

	as of 3/31/11	as of 3/31/10

U.S. Dollar[7]	42.2%	42.4%
Euro	30.9	32.6
Japanese Yen	11.1	13.6
British Pound	6.9	5.0
Canadian Dollar	3.2	1.1
Australian Dollar	1.0	0.1
Swedish Krona	0.8	0.5
Polish Zloty	0.7	0.3
Danish Krone	0.5	0.4
Hungary Forint	0.3	0.0
South African Rand	0.2	0.0

[6]	The percentage shown for each currency reflects the value of investments in that category as a percentage of net assets. Figures in the above table are reflective of the Fund’s total investments before the effect of derivative instruments, including forward foreign exchange currency contracts. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

[7]	These figures represent the value excluding short-term obligations. If short-term obligations had been included, the percentages for 3/31/11 and 3/31/10 would have been 45.3% and 46.5%, respectively.

GOLDMAN SACHS GLOBAL INCOME FUND

Performance Summary
March 31, 2011

The following graph shows the value, as of March 31, 2011, of a $10,000 investment made on April 1, 2001 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Barclays Capital Global Aggregate Bond Index (USD hedged) is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Service and Class IR Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Global Income Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from April 1, 2001 through March 31, 2011.

Average Annual Total Return through March 31, 2011	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced August 2, 1991)
Excluding sales charges	1.27%	4.39%	4.05%	5.79%
Including sales charges	–2.55%	3.59%	3.66%	5.58%

Class B (Commenced May 1, 1996)
Excluding contingent deferred sales charges	0.50%	3.61%	3.50%	4.96%
Including contingent deferred sales charges	–4.53%	3.19%	3.50%	4.96%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	0.60%	3.62%	3.37%	4.16%
Including contingent deferred sales charges	–0.40%	3.62%	3.37%	4.16%

Institutional (Commenced August 1, 1995)	1.62%	4.76%	4.52%	6.09%

Service (Commenced March 12, 1997)	1.12%	4.22%	4.00%	4.89%

Class IR (Commenced July 30, 2010)	N/A	N/A	N/A	–0.78%	*

*	Total return for periods of less than one year represents cumulative total return.

PORTFOLIO RESULTS

Goldman Sachs Strategic Income Fund

Investment Objective

The Fund seeks total return comprised of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the performance of the Goldman Sachs Strategic Income Fund (the “Fund”) and positioning for the period since its inception on June 30, 2010 through March 31, 2011 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated cumulative total returns, without sales charges, of 2.37%, 1.81%, 2.51%, 2.44% and 2.09%, respectively. These returns compare to the 1.57% cumulative total return of the Fund’s primary benchmark, the Barclays Capital U.S. Aggregate Bond Index, and the 0.25% cumulative total return of the Fund’s secondary benchmark, the 3-Month LIBOR Index (USD) (the “LIBOR Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both top-down and bottom-up strategies contributed to the Fund’s performance during the Reporting Period. Within our top-down strategies, our cross-sector strategy contributed the most to performance. Our cross-sector strategy is one in which we invest Fund assets based on a discipline of valuing each fixed income sector in the context of all investment opportunities within the Fund’s universe. Bottom-up individual issue selection within the corporate bond sector contributed positively to the Fund’s performance during the Reporting Period.

The primary detractor from Fund performance was our duration strategy. Duration is a measure of the Fund’s sensitivity to changes in interest rates. To a more modest degree, our currency strategy detracted as well. Within the currency strategy, the Fund’s positioning in the euro and the Swiss franc detracted most. Further, from a country perspective, our long European rates versus short U.S. rates detracted from performance during the Reporting Period.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Exposure to non-agency residential mortgage-backed securities (RMBS) and to high yield corporate bonds was particularly beneficial during the Reporting Period. January 2011 was one of the strongest months in recent memory for non-agency RMBS, marked by supportive technicals, as institutional demand and negative net supply conditions continued to dominate as they had earlier in the Reporting Period as well. High yield corporate bonds performed well, as spreads tightened substantially during the Reporting Period, meaning the differential in yields between these corporate bonds and U.S. Treasuries narrowed. Economic and corporate fundamentals also improved during the Reporting Period, and the sector continued to be supported by positive net flows.

Individual issue selection within the high yield corporate bond sector added value. The Fund’s bias to be overweight lower quality bonds especially helped, as lower quality credits outperformed higher quality securities during the Reporting Period.

There were no real detractors from a sector allocation or security selection perspective during the Reporting Period.

PORTFOLIO RESULTS

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The combined effect of the Fund’s duration and yield curve positioning detracted from results during the Reporting Period. Yield curve indicates the spectrum of maturities within a particular sector. Duration positioning detracted predominantly due to the Fund’s long U.S. bias in December and its short U.S. and Japan bias in March. In December, strong economic data and increased risk appetite led to higher rates at the long-term end of the U.S. yield curve, which hurt the Fund’s long U.S. position. In March, market volatility caused by geopolitical and natural disaster events in the Middle East, North Africa and Japan caused global risk assets to sell off and a broad-based flight to quality to ensue. In turn, the Fund’s short U.S. duration, implemented mostly via five-year U.S. Treasury securities, and its short Japanese duration, implemented mostly via seven-year Japanese sovereign bonds, detracted during the month.

Q	How did the Fund use derivatives during the Reporting Period?

A	We used derivatives for the efficient management of the Fund. These derivatives allowed us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision.

During the Reporting Period, we used interest rate and bond exchange traded futures contracts to implement duration and country strategies within the Fund, especially in the U.S., Eurozone, U.K. and Japanese markets. Currency transactions were carried out using primarily over-the-counter (“OTC”) forward foreign exchange contracts. Currency transactions were generally dealt against the base currency of the portfolio for passive currency management. For example, rollovers of positions are often done this way to result in a realized profit or loss flow in base currency. Active currency (long/short) views are traded forward and directly in the currency pairs required, which do not always include the base currency (U.S. dollars) of the Fund. Interest rate and credit default swaps and what are known as swaptions (or options on interest rate swap contracts) were also used as cost-efficient instruments to help grant us greater precision and versatility in the management of active strategies.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	The Fund is a broadly diversified portfolio designed to provide total return opportunities from across the fixed income spectrum. When we believed market conditions were improving and valuations were attractive, we allocated more of the Fund assets to higher yielding sectors, a strategy which has proved beneficial since the Fund’s launch on June 30, 2010. When we believed that increased risks permeated the markets, we were nimble in our sector allocation adjustments. For example, the spread of political unrest in the Middle East was — and continues to be — a significant risk to global economic growth due to higher oil prices. The damage to Japan’s economy from the massive earthquake and tsunami added to this risk due to the potential ripple effects in the global supply chain. While we believed in the wake of these events that economic growth remained well supported, we tactically shifted the Fund to a more defensive posture by moving to a long U.S. duration position and by reducing exposure to credit sectors of the fixed income market as a hedge against the risk of a significant flight-to-quality theme near term.

Q	How was the Fund positioned relative to its benchmark indices at the end of March 2011?

A	We should note that this Fund employs a benchmark agnostic strategy and thus comparisons to the benchmark index are not particularly relevant.

At the end of the Reporting Period, the Fund had its greatest allocations to the RMBS and U.S. government bond sectors with somewhat lesser weightings in high yield corporate bonds, bank loans, emerging market debt and covered bonds. Covered bonds are securities created from either mortgage loans or public sector loans. The Fund had modest exposures to quasi-government bonds, investment grade corporate bonds, commercial mortgage-backed securities, asset-backed securities and municipal debt as well. The Fund also had a sizable position in cash at the end of the Reporting Period.

FUND BASICS

Strategic Income Fund
as of March 31, 2011

PERFORMANCE REVIEW

	Fund Total	Barclays Capital	3-Month	30-Day	30-Day
June 30, 2010–	Return (based	U.S. Aggregate	LIBOR	Standardized	Standardized
March 31, 2011	on NAV1)	Bond Index[2]	Index (USD)[3]	Subsidized Yield[4]	Unsubsidized Yield[4]

Class A	2.37%	1.57%	0.25%	2.62%	2.54%
Class C	1.81	1.57	0.25	1.95	1.85
Institutional	2.51	1.57	0.25	3.07	2.98
Class IR	2.44	1.57	0.25	2.97	2.88
Class R	2.09	1.57	0.25	2.51	2.32

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays Capital U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds and mortgage-backed and asset-backed securities. The Index figure does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The LIBOR, the London Interbank Offered Rate, is based on the rates that contributor banks in London offer each other for inter-bank deposits. LIBOR is compiled by the British Bankers Association (BBA) and is published daily. It is not possible to invest directly in an unmanaged index.

[4]	The 30-Day Standardized Subsidized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not reflect any applicable expense reductions.

STANDARDIZED TOTAL RETURNS[5]

For the period ended 3/31/11	Since Inception	Inception Date

Class A	-1.48%	6/30/10
Class C	0.80	6/30/10
Institutional	2.51	6/30/10
Class IR	2.44	6/30/10
Class R	2.09	6/30/10

[5]	The Standardized Total Returns are cumulative total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[6]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.03%	1.19%
Class C	1.78	1.94
Institutional	0.69	0.85
Class IR	0.78	0.94
Class R	1.28	1.44

[6]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any agreements in place. If this occurs, the expense ratios may change without shareholder approval.

SECTOR ALLOCATIONS[7]

Percentage of Net Assets as of 3/31/11

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

[8]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association and Federal Home Loan Mortgage Corp. GNMA instruments are backed by the full faith and credit of the U.S. Government.

[9]	“Government Guarantee Obligations” are guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program or a foreign government guarantee program and are backed by the full faith and credit of the United States or the government of a foreign country. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012 and the expiration date of a foreign country guarantee is the maturity date of the debt.

GOLDMAN SACHS STRATEGIC INCOME FUND

Performance Summary
March 31, 2011

The following graph shows the value, as of March 31, 2011, of a $10,000 investment made on June 30, 2010 (commencement of operations) in Class A Shares (with the maximum sales charge of 3.75%). For comparative purposes, the performance of the Fund’s benchmarks, the Barclays Capital U.S. Aggregate Bond Index and the 3 Month LIBOR Index, are shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class C, Institutional, Class IR and Class R Shares will vary from Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Strategic Income Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from June 30, 2010 through March 31, 2011.

Cumulative Total Return through March 31, 2011	Since Inception
Class A (Commenced June 30, 2010)
Excluding sales charges	2.37%
Including sales charges	–1.48%

Class C (Commenced June 30, 2010)
Excluding sales charges	1.81%
Including sales charges	0.80%

Institutional (Commenced June 30, 2010)	2.51%

Class IR (Commenced June 30, 2010)	2.44%

Class R (Commenced June 30, 2010)	2.09%

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments
March 31, 2011

Principal	Interest		Maturity
Amount	Rate		Date	Value

Corporate Obligations – 25.2%
Banks – 13.2%
ANZ Capital Trust II(a)(b)
$3,500,000	5.360%		12/15/49	$3,561,250
Astoria Financial Corp.(b)
4,050,000	5.750		10/15/12	4,187,617
Bank of America Corp.
1,750,000	3.625		03/17/16	1,725,357
3,250,000	5.750		12/01/17	3,436,760
2,725,000	5.625		07/01/20	2,794,161
2,375,000	5.875		01/05/21	2,477,089
Bank of Montreal(a)
17,700,000	2.625		01/25/16	17,615,660
Bank of Nova Scotia(a)
18,400,000	1.450		07/26/13	18,443,663
Bank of Scotland PLC(a)
2,800,000	5.250		02/21/17	2,876,140
BBVA Bancomer SA(a)
3,775,000	7.250		04/22/20	3,814,283
Caisse centrale Desjardins du Quebec(a)
5,200,000	2.550		03/24/16	5,122,056
Canadian Imperial Bank of Commerce(a)
8,000,000	2.000		02/04/13	8,141,048
2,700,000	2.600		07/02/15	2,714,974
10,400,000	2.750		01/27/16	10,413,291
Capital One Bank USA NA
1,825,000	8.800		07/15/19	2,290,183
Capital One Capital III(b)
1,225,000	7.686		08/15/36	1,258,687
Capital One Capital IV(b)
3,475,000	6.745	(c)	02/17/37	3,488,031
Cie de Financement Foncier(a)
4,900,000	1.625		07/23/12	4,910,653
14,200,000	2.125		04/22/13	14,319,436
Citigroup, Inc.
7,125,000	5.000		09/15/14	7,408,190
5,150,000	5.375		08/09/20	5,298,964
Discover Bank
2,075,000	8.700		11/18/19	2,478,197
DnB NOR Boligkreditt AS(a)
9,000,000	2.100		10/14/15	8,710,560
12,800,000	2.900		03/29/16	12,722,944
Fifth Third Bank(c)
4,025,000	0.424		05/17/13	3,956,732
HSBC Bank USA NA
2,921,000	4.875		08/24/20	2,850,245
ING Bank NV(a)
7,900,000	2.500		01/14/16	7,578,383
JPMorgan Chase & Co.(b)
1,150,000	6.550		09/29/36	1,161,486
JPMorgan Chase Capital XXV
1,600,000	6.800		10/01/37	1,605,981
MUFG Capital Finance 1 Ltd.(b)(c)
3,050,000	6.346		07/25/49	3,034,750
National Bank of Canada(a)
1,000,000	1.650		01/30/14	1,001,338
Nordea Eiendomskreditt AS(a)
8,400,000	1.875		04/07/14	8,382,762
Regions Financial Corp.
3,475,000	5.750		06/15/15	3,509,750
Resona Preferred Global Securities Ltd.(a)(b)(c)
3,650,000	7.191		07/30/49	3,638,050
Royal Bank of Scotland PLC
1,950,000	4.875	(a)	08/25/14	2,024,732
2,800,000	5.625		08/24/20	2,784,003
Santander Issuances SA Unipersonal(a)(b)(c)
1,600,000	5.805		06/20/16	1,569,930
Sparebanken 1 Boligkreditt(a)
14,400,000	1.250		10/25/13	14,252,472
Stadshypotek AB(a)
5,200,000	1.450		09/30/13	5,187,993
SunTrust Banks, Inc.(b)
2,450,000	3.600		04/15/16	2,435,388
Swedbank Hypotek AB(a)
3,400,000	0.759		03/28/14	3,399,023
5,900,000	2.950		03/28/16	5,847,145
The Toronto-Dominion Bank(a)
7,000,000	2.200		07/29/15	6,917,008
U.S. Bancorp
3,750,000	3.442		02/01/16	3,711,338

				235,057,703

Brokerage – 0.7%
Merrill Lynch & Co., Inc.
2,950,000	6.400		08/28/17	3,207,187
Morgan Stanley & Co.
2,975,000	6.000		05/13/14	3,234,663
4,825,000	6.625	(b)	04/01/18	5,252,599

				11,694,449

Chemicals(b) – 0.2%
The Dow Chemical Co.
3,500,000	7.600		05/15/14	3,990,244

Consumer Products(b) – 0.1%
Whirlpool Corp.
1,025,000	8.000		05/01/12	1,093,795

Distributor(a)(b) – 0.1%
Ras Laffan Liquefied Natural Gas Co. Ltd. III
1,700,000	5.500		09/30/14	1,819,000

Electric(b) – 0.4%
Nevada Power Co.
2,725,000	7.125		03/15/19	3,218,127
Progress Energy, Inc.
3,075,000	7.050		03/15/19	3,593,644

				6,811,771

Energy – 2.0%
Anadarko Petroleum Corp.(b)
3,800,000	6.375		09/15/17	4,184,455
BP Capital Markets PLC
2,375,000	3.875		03/10/15	2,467,284
1,925,000	3.200		03/11/16	1,916,503
3,000,000	4.500	(b)	10/01/20	2,976,326

The accompanying notes are an integral part of these financial statements.          31

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)
March 31, 2011

Principal		Interest	Maturity
Amount		Rate	Date	Value

Corporate Obligations – (continued)
Energy – (continued)

Dolphin Energy Ltd.(a)(b)
	$1,615,075	5.888%	06/15/19	$1,716,017
Gaz Capital SA for Gazprom(d)
	2,130,000	9.250	04/23/19	2,649,188
Nexen, Inc.(b)
	1,090,000	6.400	05/15/37	1,083,046
	1,975,000	7.500	07/30/39	2,223,300
Noble Energy, Inc.(b)
	2,400,000	6.000	03/01/41	2,386,687
Pemex Project Funding Master Trust(b)
	3,470,000	6.625	06/15/35	3,478,675
Petrobras International Finance Co.(b)
	1,630,000	5.375	01/27/21	1,637,992
PTT Exploration and Production Public Co. Ltd.(a)
	2,490,000	5.692	04/05/21	2,488,182
Transocean, Inc.(b)
	1,000,000	4.950	11/15/15	1,055,841
	4,625,000	6.500	11/15/20	5,092,463

				35,355,959

Entertainment(b) – 0.2%
DIRECTV Holdings LLC
	4,250,000	3.500	03/01/16	4,259,227

Food & Beverage – 0.5%
Anheuser-Busch InBev Worldwide, Inc.(b)
	2,850,000	7.750	01/15/19	3,506,378
Bunge Ltd.(b)
	1,575,000	4.100	03/15/16	1,578,920
Kraft Foods, Inc.
	1,975,000	6.500	02/09/40	2,095,332
Wm. Wrigley Jr. Co.(a)(b)
	1,400,000	3.700	06/30/14	1,431,920

				8,612,550

Health Care – Medical Products(b) – 0.6%
Boston Scientific Corp.
	4,025,000	4.500	01/15/15	4,145,139
Hospira, Inc.
	2,125,000	5.600	09/15/40	1,997,102
Life Technologies Corp.
	3,145,000	6.000	03/01/20	3,427,087
	1,550,000	5.000	01/15/21	1,555,330

				11,124,658

Life Insurance(b) – 0.6%
MetLife Capital Trust X(a)
	2,000,000	9.250	04/08/38	2,415,000
Reinsurance Group of America, Inc.(c)
	550,000	6.750	12/15/11	569,874
	2,575,000	6.750	12/15/65	2,514,629
The Northwestern Mutual Life Insurance Co.(a)
	4,175,000	6.063	03/30/40	4,408,333

				9,907,836

Media – Cable – 0.2%
Comcast Cable Communications Holdings, Inc.
	1,220,000	8.375	03/15/13	1,377,393
	2,050,000	9.455	11/15/22	2,749,081

				4,126,474

Media – Non Cable(b) – 0.6%
NBC Universal, Inc.(a)
	4,625,000	4.375	04/01/21	4,433,610
News America, Inc.(a)
	3,800,000	6.150	02/15/41	3,764,045
WPP Finance UK
	1,834,000	8.000	09/15/14	2,132,047

				10,329,702

Metals & Mining(b) – 0.4%
Freeport-McMoRan Copper & Gold, Inc.
	3,544,000	8.375	04/01/17	3,898,400
Teck Resources Ltd.
	2,450,000	10.750	05/15/19	3,117,625

				7,016,025

Noncaptive – Financial – 0.6%
General Electric Capital Corp.
	1,300,000	6.000	06/15/12	1,374,541
HSBC Finance Corp.
	5,875,000	5.700	06/01/11	5,920,414
SLM Corp.
AUD	1,500,000	6.000	05/10/12	1,506,622
	$3,075,000	6.250 (b)	01/25/16	3,217,713

				12,019,290

Pipelines(b) – 1.3%
CenterPoint Energy Resources Corp. Series B
	4,075,000	5.950	01/15/14	4,454,305
El Paso Pipeline Partners Operating Co. LLC
	1,650,000	6.500	04/01/20	1,815,000
Energy Transfer Partners LP
	1,750,000	5.950	02/01/15	1,916,764
Enterprise Products Operating LLC
	6,225,000	5.900	04/15/13	6,743,034
Tennessee Gas Pipeline Co.
	1,450,000	8.375	06/15/32	1,805,004
TransCanada PipeLines Ltd.(c)
	3,200,000	6.350	05/15/67	3,200,000
Valmont Industries, Inc.
	3,100,000	6.625	04/20/20	3,200,497

				23,134,604

Property/Casualty Insurance(b) – 0.6%
Arch Capital Group Ltd.
	1,575,000	7.350	05/01/34	1,633,940
QBE Insurance Group Ltd.(a)(c)
	3,150,000	5.647	07/01/23	2,929,238
The Chubb Corp.(c)
	4,225,000	6.375	03/29/67	4,436,250

32          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Corporate Obligations – (continued)
Property/Casualty Insurance(b) – (continued)

Transatlantic Holdings, Inc.
$2,025,000	8.000%	11/30/39	$2,138,481

			11,137,909

Real Estate Investment Trusts(b) – 1.7%
Brandywine Operating Partnership LP
3,300,000	4.950	04/15/18	3,262,255
Developers Diversified Realty Corp.
1,525,000	9.625	03/15/16	1,857,821
2,300,000	7.500	04/01/17	2,593,250
1,425,000	4.750	04/15/18	1,387,108
Duke Realty LP
3,025,000	5.950	02/15/17	3,267,712
HCP, Inc.
2,950,000	6.000	01/30/17	3,186,122
Healthcare Realty Trust, Inc.
2,400,000	6.500	01/17/17	2,635,985
Kilroy Realty LP
1,125,000	5.000	11/03/15	1,136,608
1,225,000	6.625	06/01/20	1,252,106
ProLogis(d)
950,000	2.250	04/01/37	947,625
1,200,000	1.875	11/15/37	1,189,500
Simon Property Group LP
3,350,000	10.350	04/01/19	4,572,189
WCI Finance LLC(a)
2,986,000	5.400	10/01/12	3,159,328

			30,447,609

Retailers(b)(c) – 0.3%
CVS Caremark Corp.
5,290,000	6.302	06/01/37	5,183,105

Schools(b) – 0.3%
Rensselaer Polytechnic Institute
4,200,000	5.600	09/01/20	4,399,878

Transportation(a) – 0.2%
Transnet Ltd.
4,150,000	4.500	02/10/16	4,233,000

Wirelines Telecommunications(b) – 0.4%
Qwest Corp.
1,550,000	8.375	05/01/16	1,844,500
Telecom Italia Capital SA
1,225,000	4.950	09/30/14	1,274,308
3,625,000	7.200	07/18/36	3,637,288

			6,756,096

TOTAL CORPORATE OBLIGATIONS
(Cost $439,190,516)			$448,510,884

Mortgage-Backed Obligations – 35.8%
Adjustable Rate Non-Agency(c) – 1.1%
Bear Stearns Adjustable Rate Mortgage Trust Series 2003-05, Class 1A1
$50,318	2.903%	08/25/33	$48,668
Bear Stearns Adjustable Rate Mortgage Trust Series 2006-02, Class 3A2
535,996	5.750	07/25/36	392,110
Bear Stearns Alt-A Trust Series 2005-8, Class 11A1
1,524,092	0.520	10/25/35	974,654
Countrywide Home Loan Mortgage Pass-Through Trust Series 2003-37, Class 1A1
31,894	3.321	08/25/33	28,989
CS First Boston Mortgage Securities Corp. Series 2003-AR9, Class 2A2
49,640	2.461	03/25/33	43,752
Downey Savings & Loan Association Mortgage Loan Trust Series 2005-AR6, Class 2A1A
4,460,030	0.544	10/19/45	2,986,704
Harborview Mortgage Loan Trust Series 2005-16, Class 2A1A
1,218,787	0.494	01/19/36	725,754
Lehman XS Trust Series 2005-5N, Class 3A1A
5,494,862	0.550	11/25/35	4,157,992
Lehman XS Trust Series 2005-9N, Class 1A1
6,362,049	0.520	02/25/36	4,063,473
Master Adjustable Rate Mortgages Trust Series 2006-OA2, Class 4A1A
2,645,793	1.162	12/25/46	1,015,634
Residential Accredit Loans, Inc. Series 2007-QH9, Class A1
7,537,443	6.126	11/25/37	3,846,994
Sequoia Mortgage Trust Series 2003-4, Class 1A2
1,723,571	0.785	07/20/33	1,528,666
Washington Mutual Mortgage Pass-Through Certificates Series 2002-AR19, Class A7
110,929	2.581	02/25/33	101,104

			19,914,494

Collateralized Mortgage Obligations – 3.4%
Interest Only(c)(e) – 0.0%
CS First Boston Mortgage Securities Corp. Series 2002-AR31, Class 5X(f)
$270,240	0.000%	11/25/32	$—
CS First Boston Mortgage Securities Corp. Series 2003-AR18, Class 2X(f)
958,655	0.000	07/25/33	1
CS First Boston Mortgage Securities Corp. Series 2003-AR20, Class 2X(f)
1,206,303	0.000	08/25/33	1
FNMA REMIC Series 2004-47, Class EI(f)
2,726,476	0.000	06/25/34	47,530
Wells Fargo Mortgage Backed Securities Trust Series 2003-G, Class AI0
3,744,212	0.761	06/25/33	31,248

			78,780

Inverse Floaters(c) – 0.1%
GNMA Series 2001-48, Class SA
103,935	25.664	10/16/31	147,230
GNMA Series 2001-51, Class SA
199,064	31.402	10/16/31	295,830
GNMA Series 2001-51, Class SB
205,722	25.664	10/16/31	306,671

The accompanying notes are an integral part of these financial statements.          33

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)
March 31, 2011

Principal		Interest	Maturity
Amount		Rate	Date	Value

Mortgage-Backed Obligations – (continued)
Inverse Floaters(c) – (continued)

GNMA Series 2002-13, Class SB
	$246,786	36.384%	02/16/32	$402,043

				1,151,774

Inverse Floating Rate – Interest Only(c)(e) – 0.0%
FNMA REMIC Series 2003-46, Class BS
	1,682,049	7.451	04/25/17	44,069

Planned Amortization Class – 0.0%
FHLMC REMIC Series 2639, Class UL
	122,519	4.750	03/15/22	127,307
FNMA REMIC Series 2003-134, Class ME
	167,476	4.500	06/25/33	175,669
FNMA REMIC Series 2004-64, Class BA
	117,653	5.000	03/25/34	123,403

				426,379

Regular Floater(c) – 2.6%
Arkle Master Issuer PLC Series 2010-2A, Class 1A1(a)
	8,100,000	1.714	05/17/60	8,101,971
FDIC Structured Sale Guaranteed Notes Series 2010-S1, Class 1A(a)
	2,942,480	0.796	02/25/48	2,943,890
FHLMC REMIC Series 3038, Class XA(f)
	68,810	0.000	09/15/35	68,333
FNMA REMIC Series 2004-62, Class DI(e)(f)
	1,145,028	0.000	07/25/33	14,907
FNMA REMIC Series 2004-71, Class DI(e)(f)
	2,861,580	0.000	04/25/34	38,709
FNMA REMIC Series 2006-48, Class VF
	33,906	0.600	02/25/20	33,930
Granite Mortgages PLC Series 2003-3, Class 2A
EUR	1,819,206	1.392	01/20/44	2,459,163
Granite Mortgages PLC Series 2004-3, Class 2A1
	$551,438	0.449	09/20/44	525,968
Granite Mortgages PLC Series 2004-3, Class 2A2
EUR	693,745	1.310	09/20/44	937,736
Holmes Master Issuer PLC Series 2010-1A, Class A2(a)
	$3,500,000	1.703	10/15/54	3,505,857
NCUA Guaranteed Notes Series 2010-A1, Class A
	3,964,854	0.586	12/07/20	3,970,668
NCUA Guaranteed Notes Series 2010-R2, Class 1A
	5,588,819	0.610	11/06/17	5,590,566
NCUA Guaranteed Notes Series 2011-R1, Class 1A
	4,518,429	0.690	01/08/20	4,524,077
Permanent Master Issuer PLC Series 2006-1, Class 6A1
GBP	3,200,000	0.890	04/15/20	5,011,415
Silverstone Master Issuer Series 2010-1A, Class A1(a)
	$8,600,000	1.703	01/21/55	8,617,350

				46,344,540

Sequential Fixed Rate – 0.5%
FHLMC REMIC Series 2664, Class MA
	104,175	5.000	04/15/30	105,499
FHLMC REMIC Series 2796, Class AB
	17,479	5.500	10/15/31	17,479
NCUA Guaranteed Notes Series 2010-C1, Class APT
	7,416,025	2.650	10/29/20	7,184,275
NCUA Guaranteed Notes Series 2010-R1, Class 2A
	1,400,372	1.840	10/07/20	1,382,867

				8,690,120

Sequential Floating Rate(c) – 0.2%
NCUA Guaranteed Notes Series 2010-R1, Class 1A
	4,467,638	0.690	10/07/20	4,473,921

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS				$61,209,583

Commercial Mortgage-Backed Securities – 3.4%
Sequential Fixed Rate – 2.8%
CWCapital Cobalt Ltd. Series 2006-C1, Class A4
	$10,500,000	5.223%	08/15/48	$10,971,920
GMAC Commercial Mortgage Securities, Inc. Series 2002-C1, Class A2
	13,158,700	6.278	11/15/39	13,373,609
Greenwich Capital Commercial Funding Corp. Series 2007-GG9, Class A4
	8,000,000	5.444	03/10/39	8,494,321
LB-UBS Commercial Mortgage Trust Series 2005-C5, Class A4
	9,000,000	4.954	09/15/30	9,537,781
LB-UBS Commercial Mortgage Trust Series 2006-C1, Class A4
	6,000,000	5.156	02/15/31	6,398,434

				48,776,065

Sequential Floating Rate(c) – 0.6%
LB-UBS Commercial Mortgage Trust Series 2005-C7, Class A4
	10,175,000	5.197	11/15/30	10,897,489

TOTAL COMMERCIAL MORTGAGE- BACKED SECURITIES				$59,673,554

Federal Agencies – 27.9%
Adjustable Rate FNMA(c) – 1.2%
	$21,114	2.570%	06/01/33	$22,139
	2,764,317	2.656	07/01/34	2,896,681
	7,815,192	2.580	09/01/34	8,150,995
	5,607,395	2.592	05/01/35	5,879,758
	1,794,971	2.186	06/01/35	1,853,861
	3,000,000	1.000	05/01/41	3,006,992

				21,810,426

FHLMC – 3.2%
	401,704	6.500	12/01/13	437,229
	5,234	5.500	06/01/14	5,655
	1,006	7.000	10/01/14	1,077
	166,365	6.000	12/01/14	174,422
	8,350	7.000	05/01/15	8,955
	29,104	8.000	07/01/15	31,972
	9,237	7.000	02/01/16	10,097
	15,459	7.000	03/01/16	16,777
	290,799	7.500	05/01/16	320,334
	1,331	5.000	11/01/16	1,419
	1,567	5.000	12/01/16	1,671
	4,919	5.000	01/01/17	5,261
	27,243	5.000	02/01/17	29,132
	15,772	5.000	03/01/17	16,867

34          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date		Value

Mortgage-Backed Obligations – (continued)
FHLMC – (continued)

$2,162	5.000%	04/01/17		$2,312
142,367	5.000	09/01/17		152,243
356,598	5.000	10/01/17		381,337
998	7.000	10/01/17		1,123
206,512	5.000	11/01/17		220,837
80,970	5.000	12/01/17		86,586
125,412	5.000	01/01/18		133,969
333,443	5.000	02/01/18		355,018
234,998	5.000	03/01/18		250,313
142,916	5.000	04/01/18		152,296
87,297	5.000	05/01/18		93,020
65,843	5.000	06/01/18		70,177
134,989	5.000	07/01/18		143,928
48,118	5.000	08/01/18		51,310
203,143	4.500	09/01/18		214,541
21,077	5.000	10/01/18		22,486
37,020	5.000	11/01/18		39,496
308,947	5.000	06/01/19		328,908
1,607,619	4.500	10/01/23		1,689,149
197,273	5.500	10/01/25		212,145
282,066	5.500	11/01/25		303,330
34,826	7.000	06/01/26		39,898
55,748	7.500	03/01/27		64,079
55,002	7.500	12/01/30		61,970
34,669	7.500	01/01/31		39,061
246,192	6.500	10/01/33		277,409
766,737	5.000	12/01/35		803,606
1,959	5.500	02/01/36		2,097
26,057	6.000	04/01/37		28,575
7,634	6.000	07/01/37		8,378
353,814	6.000	09/01/37		388,325
1,080,640	5.500	02/01/38		1,153,878
226,965	6.000	07/01/38		249,458
117,580	6.500	09/01/38		131,612
2,564,014	5.500	10/01/38		2,734,779
19,427	6.000	10/01/38		21,370
6,506,834	6.000	11/01/38		7,147,605
3,247,430	5.500	12/01/38		3,463,712
355,197	6.000	12/01/38		390,397
182,082	6.000	01/01/39		200,300
673,107	5.500	02/01/39		717,937
1,106,088	5.000	06/01/39		1,156,996
6,832,421	4.500	09/01/39		6,978,486
360,340	4.500	10/01/39		368,096
6,736,370	5.500	01/01/40		7,185,018
1,000,000	3.000	TBA-15yr	(g)	975,312
17,000,000	4.500	TBA-30yr	(g)	17,272,265

				57,826,011

FNMA – 18.0%
1,145,939	7.040	08/01/15		1,255,906
136,043	8.500	10/01/15		141,026
5,786	7.000	01/01/16		6,350
276,668	6.000	12/01/16		302,102
1,437,409	4.500	05/01/18		1,516,175
3,402,085	4.500	06/01/18		3,588,998
181,999	5.000	06/01/18		193,869
2,539,954	4.000	07/01/18		2,657,506
1,835,668	4.500	07/01/18		1,936,661
1,150,859	4.000	08/01/18		1,204,123
1,599,297	4.500	08/01/18		1,687,190
34,676	6.000	08/01/18		37,894
9,102,608	4.000	09/01/18		9,523,891
2,110	6.500	10/01/18		2,327
9,000,000	4.506	06/01/19		9,350,502
4,016,437	6.000	09/01/19		4,390,974
2,300,000	3.416	10/01/20		2,192,654
5,000,000	3.540	10/01/20		4,742,622
3,200,000	3.375	11/01/20		3,038,998
1,700,000	3.631	12/01/20		1,642,473
10,277,652	3.763	12/01/20		10,053,111
4,930,826	6.000	12/01/20		5,390,631
192,621	6.000	03/01/21		210,947
156,918	6.000	06/01/21		171,847
196,020	6.000	08/01/21		214,669
315,727	6.000	10/01/22		345,721
811,921	5.500	09/01/23		879,559
186,744	5.500	10/01/23		202,428
2,383,913	5.000	02/01/24		2,534,600
356,390	7.000	08/01/27		405,069
11,504	6.500	09/01/27		12,914
937,694	7.000	03/01/28		1,064,541
12,342	6.500	05/01/28		13,854
2,977	5.500	01/01/29		3,217
431	5.500	04/01/29		465
5,098	7.500	12/01/30		5,755
5,167	8.000	01/01/31		5,214
20,855	8.000	02/01/31		23,590
248,626	7.000	03/01/31		280,884
21,054	5.500	02/01/33		22,643
434,395	5.500	03/01/33		467,197
49,628	5.500	05/01/33		53,360
57,607	5.000	07/01/33		60,658
12,363	5.500	07/01/33		13,293
344,221	5.000	08/01/33		362,364
124,074	5.500	08/01/33		133,404
44,805	5.000	09/01/33		47,184
235,865	5.500	09/01/33		253,527
8,601	6.500	09/01/33		9,713
4,274	5.500	10/01/33		4,594
33,654	5.000	11/01/33		35,446
59,213	5.500	11/01/33		63,647
22,217	5.000	12/01/33		23,400
13,466	5.500	12/01/33		14,474
20,721	5.000	01/01/34		21,825
23,902	5.500	01/01/34		25,691
51,076	5.500	02/01/34		54,900
13,681	5.000	03/01/34		14,410
5,593	5.500	03/01/34		6,008
8,122	5.500	04/01/34		8,725
1,017,050	5.500	05/01/34		1,093,505
37,200	5.500	07/01/34		39,985

The accompanying notes are an integral part of these financial statements.          35

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)
March 31, 2011

Principal	Interest	Maturity
Amount	Rate	Date		Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)

$12,444	5.500%	08/01/34		$13,368
723	5.500	10/01/34		776
487,671	5.500	12/01/34		523,732
1,075	6.000	12/01/34		1,179
610,550	5.000	04/01/35		641,745
38,982	5.500	04/01/35		41,858
33,337	5.500	07/01/35		35,792
1,330	5.500	08/01/35		1,428
65,667	5.500	09/01/35		70,502
52,748	5.500	11/01/35		56,599
6,257	5.500	12/01/35		6,719
8,979	5.500	01/01/36		9,635
56,862	5.500	02/01/36		61,013
2,847,353	5.500	03/01/36		3,058,524
133,926	6.000	03/01/36		146,147
31,997	5.500	04/01/36		34,539
29,558	6.000	04/01/36		32,311
742,435	6.000	11/01/36		809,685
638,378	6.000	01/01/37		696,245
6,842	5.500	02/01/37		7,350
13,216	5.500	04/01/37		14,198
12,160	5.500	05/01/37		13,063
6,029	5.500	06/01/37		6,478
821	5.500	08/01/37		882
2,501	5.500	12/01/37		2,687
41,610	6.000	12/01/37		45,732
207,141	5.000	02/01/38		215,019
5,629	5.500	02/01/38		6,046
16,773	5.500	03/01/38		18,019
7,640	5.500	05/01/38		8,207
19,922	6.000	05/01/38		21,908
18,595	5.500	06/01/38		19,976
17,478	6.000	06/01/38		19,221
21,354	5.500	07/01/38		22,940
43,252	6.000	07/01/38		47,563
16,970	6.000	08/01/38		18,661
281	5.500	12/01/38		304
187,940	4.500	04/01/39		191,970
41,263	4.500	05/01/39		42,148
120,677	4.500	07/01/39		123,433
543,147	4.500	08/01/39		555,273
958,567	5.500	08/01/39		1,026,222
1,477,509	4.500	09/01/39		1,511,965
1,359,544	4.500	10/01/39		1,390,906
184,799	4.500	11/01/39		188,762
3,437,629	4.500	12/01/39		3,514,574
68,852	4.000	02/01/40		67,932
139,121	4.000	07/01/40		137,262
15,000,000	3.500	TBA-30yr	(g)	14,125,782
28,000,000	4.000	TBA-30yr	(g)	27,545,000
11,000,000	4.500	TBA-15yr	(g)	11,527,657
90,000,000	4.500	TBA-30yr	(g)	91,596,096
4,000,000	5.000	TBA-15yr	(g)	4,249,062
9,000,000	5.000	TBA-30yr	(g)	9,416,250
35,000,000	5.500	TBA-30yr	(g)	37,433,592
32,000,000	6.000	TBA-30yr	(g)	34,802,499

				320,237,646

GNMA – 5.5%
1,877,096	3.950	07/15/25		1,868,037
46,642	6.000	11/15/38		51,453
1,974,280	4.500	06/15/39		2,045,847
897,192	4.500	07/15/39		929,715
86,591	5.000	07/15/39		92,287
3,256,062	5.000	08/15/39		3,466,180
185,420	4.500	10/15/39		192,142
755,536	3.500	11/15/40		721,065
5,033,990	3.500	12/15/40		4,808,714
16,107,833	3.500	01/15/41		15,386,993
44,000,000	4.500	TBA-30yr	(g)	45,375,000
21,000,000	5.000	TBA-30yr	(g)	22,277,656

				97,215,089

TOTAL FEDERAL AGENCIES				$497,089,172

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $638,693,470)				$637,886,803

Agency Debentures – 0.2%
FHLB
$2,400,000	5.000%	09/28/29		$2,480,801
Small Business Administration(b)
218,503	6.300	06/01/18		238,318
Tennessee Valley Authority
1,400,000	4.625	09/15/60		1,300,497

TOTAL AGENCY DEBENTURES
(Cost $4,036,646)				$4,019,616

Asset-Backed Securities – 3.7%
Home Equity – 1.0%
CIT Mortgage Loan Trust Series 2007-1, Class 2A2(a)(c)
$3,400,000	1.500%	10/25/37		$2,562,771
CIT Mortgage Loan Trust Series 2007-1, Class 2A3(a)(c)
6,500,000	1.700	10/25/37		3,525,813
Countrywide Home Equity Loan Trust Series 2002-E, Class A(c)
486,231	0.515	10/15/28		463,935
Countrywide Home Equity Loan Trust Series 2004-G, Class 2A(c)
396,149	0.475	12/15/29		278,211
Countrywide Home Equity Loan Trust Series 2006-HW, Class 2A1B(c)
10,436,560	0.405	11/15/36		8,266,603
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
1,354,038	7.000	09/25/37		986,707
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1
2,024,105	7.000	09/25/37		1,417,053
Impac CMB Trust Series 2004-08, Class 1A(c)
605,198	0.970	10/25/34		415,045

36          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Asset-Backed Securities – (continued)
Home Equity – (continued)

Impac CMB Trust Series 2004-10, Class 2A(c)
$751,752	0.890%	03/25/35	$497,020

			18,413,158

Manufactured Housing – 0.1%
Mid-State Trust Series 4, Class A
920,771	8.330	04/01/30	927,708

Student Loan(c) – 2.6%
Brazos Higher Education Authority, Inc Series 2004 I-A-2
12,836,148	0.468	06/27/22	12,729,618
Brazos Higher Education Authority, Inc. Series 2005-3, Class A14
1,301,662	0.418	09/25/23	1,291,226
Brazos Higher Education Authority, Inc. Series 2011-1, Class A2
10,000,000	1.109	02/25/30	9,865,150
Brazos Higher Education Authority, Inc. Student Loan Revenue Series 2005 I-A-2
7,716,500	0.388	12/26/18	7,658,163
Education Funding Capital Trust I Series 2004-1, Class A2
2,601,687	0.470	12/15/22	2,575,083
Knowledgeworks Foundation Student Loan Series 2010-1, Class A
2,303,868	1.262	02/25/42	2,271,339
Nelnet Student Loan Trust Series 2010-3A, Class A(a)
2,978,255	1.083	07/27/48	2,981,010
Northstar Education Finance, Inc. Series 2005-1, Class A1
709,270	0.404	10/28/26	702,778
South Carolina Student Loan Corp. Series 2005, Class A2
5,000,000	0.431	12/01/20	4,773,665
US Education Loan Trust LLC Series 2006-1, Class A2(a)
1,091,393	0.441	03/01/25	1,071,671

			45,919,703

TOTAL ASSET-BACKED SECURITIES
(Cost $72,542,267)			$65,260,569

Foreign Debt Obligations – 1.6%
Sovereign – 1.3%
Federal Republic of Brazil
$1,710,000	8.250%	01/20/34	$2,252,925
1,460,000	7.125	01/20/37	1,722,800
Republic of Chile
9,450,000	3.875	08/05/20	9,216,780
Republic of Peru
490,000	5.625	11/18/50	442,225
Russian Federation
100,000	5.000	04/29/20	101,450
1,626,200	7.500	03/31/30	1,900,215
State of Qatar
2,000,000	5.150	04/09/14	2,143,000
5,410,000	5.250 (a)	01/20/20	5,618,285

			23,397,680

Supranational – 0.3%
North American Development Bank
5,100,000	4.375	02/11/20	5,182,810

TOTAL FOREIGN DEBT OBLIGATIONS
(Cost $28,138,160)			$28,580,490

Municipal Debt Obligations – 1.4%
California – 0.8%
California State GO Bonds Build America Taxable Series 2009
$2,225,000	7.500%	04/01/34	$2,394,411
3,925,000	7.550	04/01/39	4,266,436
California State GO Bonds Build America Taxable Series 2010
1,645,000	7.950	03/01/36	1,757,831
5,600,000	7.625	03/01/40	6,126,120

			14,544,798

Connecticut – 0.1%
Connecticut State Health & Educational Facilities Authority RB for Yale University Series 2007-Z-1
1,650,000	5.000	07/01/42	1,662,721

Illinois – 0.1%
Illinois State GO Bonds Build America Series 2010
2,850,000	7.350	07/01/35	2,912,130

New York – 0.2%
New York City Municipal Finance Authority Water & Sewer Systems VRDN RB Second General Resolution Series 2011 EE
1,075,000	5.375	06/15/43	1,088,276
New York State Dormitory Authority Non-State Supported Debt RB for Cornell University Series 2010 A
2,175,000	5.000	07/01/40	2,174,826

			3,263,102

North Carolina – 0.1%
North Carolina Capital Facilities Finance Agency RB for Duke University Project Series A
1,290,000	5.000	10/01/44	1,285,833

Texas – 0.1%
Dallas Area Rapid Transit Sales Tax RB Senior Lien Series 2008
1,175,000	5.250	12/01/48	1,152,229

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $23,698,574)			$24,820,813

Government Guarantee Obligations – 11.1%
Achmea Hypotheekbank NV(a)(h)
$7,100,000	3.200%	11/03/14	$7,352,590
ANZ National (International) Ltd.(a)(h)
12,500,000	3.250	04/02/12	12,822,537
BRFkredit A/S(a)(h)
17,100,000	2.050	04/15/13	17,423,122
Citibank NA(c)(i)
3,300,000	0.341	05/07/12	3,303,696

The accompanying notes are an integral part of these financial statements.          37

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)
March 31, 2011

Principal	Interest		Maturity
Amount	Rate		Date	Value

Government Guarantee Obligations – (continued)
Citibank NA(c)(i) – (continued)

$2,100,000	0.280%		06/04/12	$2,100,059
Citigroup Funding, Inc.(i)
36,700,000	1.875		10/22/12	37,397,153
12,200,000	1.875		11/15/12	12,433,908
Commonwealth Bank of Australia(a)(h)
5,700,000	2.500		12/10/12	5,848,200
Danske Bank AS(a)(h)
3,500,000	2.500		05/10/12	3,561,946
FIH Erhvervsbank A/S(a)(b)(h)
9,200,000	2.000		06/12/13	9,353,272
General Electric Capital Corp.(i)
7,700,000	2.000		09/28/12	7,858,096
13,700,000	2.625		12/28/12	14,142,136
Israel Government AID Bond(i)
4,000,000	5.500		09/18/33	4,426,085
Kreditanstalt fuer Wiederaufbau MTN(h)
8,700,000	2.500		05/28/13	9,003,795
LeasePlan Corp. NV(a)(h)
9,000,000	3.000		05/07/12	9,222,633
Royal Bank of Scotland PLC(a)(h)
15,700,000	1.500		03/30/12	15,845,084
Swedbank AB(a)(h)
1,100,000	3.000		12/22/11	1,119,504
7,600,000	2.800		02/10/12	7,739,817
3,100,000	2.900		01/14/13	3,182,944
Swedish Housing Finance Corp.(a)(h)
2,500,000	3.125		03/23/12	2,570,115
Westpac Banking Corp.(a)(h)
9,800,000	1.900		12/14/12	9,991,551
Westpac Securities NZ Ltd.(a)(h)
1,500,000	2.500		05/25/12	1,528,988

TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
(Cost $195,056,166)				$198,227,231

U.S. Treasury Obligations – 13.5%
United States Treasury Bonds
$1,100,000	5.375%		02/15/31	$1,258,268
12,000,000	4.500		02/15/36	12,119,281
1,100,000	5.000		05/15/37	1,195,293
200,000	4.250		05/15/39	191,814
4,300,000	4.375	(j)	11/15/39	4,206,690
31,400,000	4.375	(j)	05/15/40	30,695,383
9,000,000	4.250		11/15/40	8,605,800
United States Treasury Inflation Protected Securities
10,316,862	2.375		04/15/11	10,349,154
5,284,493	1.125		01/15/21	5,361,694
9,403,447	2.375		01/15/25	10,559,788
9,335,403	2.375		01/15/27	10,395,812
1,106,017	2.125		02/15/41	1,168,663
United States Treasury Notes
40,500,000	1.250		03/15/14	40,487,445
4,800,000	2.125		02/29/16	4,785,264
56,975,000	2.250		03/31/16	57,039,381
100,000	2.625		01/31/18	98,624
3,800,000	2.750		02/28/18	3,771,766
12,500,000	2.625		11/15/20	11,665,125
23,300,000	3.625		02/15/21	23,631,325
United States Treasury Principal-Only STRIPS(k)
4,600,000	0.000		11/15/21	3,072,340

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $243,176,817)				$240,658,910

Shares	Rate	Value

Preferred Stock(c) – 0.1%
JPMorgan Chase & Co.
1,200,000	7.900%	$1,312,932
(Cost $1,200,000)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $1,645,732,616)		$1,649,278,248

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment(l) – 18.3%
Repurchase Agreement – 18.3%
Joint Repurchase Agreement Account II
$326,300,000	0.155%	04/01/11	$326,300,000
Maturity Value: $326,301,405
(Cost $326,300,000)

TOTAL INVESTMENTS – 110.9%
(Cost $1,972,032,616)			$1,975,578,248

LIABILITIES IN EXCESS OF OTHER ASSETS – (10.9)%			(194,738,226)

NET ASSETS – 100.0%			$1,780,840,022

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $352,453,388, which represents approximately 19.8% of net assets as of March 31, 2011.

(b)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2011.

(d)	Security with “Put” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(e)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

38          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

(f)	Issued with zero coupon and interest rate is contingent upon LIBOR reaching a predetermined level.

(g)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $316,596,171 which represents approximately 17.8% of net assets as of March 31, 2011.

(h)	Guaranteed by a foreign government until maturity. Total market value of these securities amounts to $116,566,098, which represents approximately 6.5% of net assets as of March 31, 2011.

(i)	Guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012. Total market value of these securities amounts to $81,661,133, which represents approximately 4.6% of net assets as of March 31, 2011.

(j)	All or a portion of security is segregated as collateral for initial margin requirement on futures transactions.

(k)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(l)	Joint repurchase agreement was entered into on March 31, 2011. Additional information appears on pages 95-97.

Currency Abbreviations:
AUD	—	Australian Dollar
CAD	—	Canadian Dollar
CHF	—	Swiss Franc
EUR	—	Euro
GBP	—	British Pound
JPY	—	Japanese Yen
NOK	—	Norwegian Krone
NZD	—	New Zealand Dollar
SEK	—	Swedish Krona

Investment Abbreviations:
BP	—	British Pound Offered Rate
EURIBOR	—	Euro Interbank Offered Rate
FDIC	—	Federal Deposit Insurance Corp.
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GNMA	—	Government National Mortgage Association
GO	—	General Obligation
LIBOR	—	London Interbank Offered Rate
MTN	—	Medium Term Note
NCUA	—	National Credit Union Administration
OTC	—	Over the Counter
RB	—	Revenue Bond
REMIC	—	Real Estate Mortgage Investment Conduit
STRIPS	—	Separate Trading of Registered Interest and Principal of Securities
VRDN	—	Variable Rate Demand Notes

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2011, the Fund had outstanding forward foreign currency exchange contracts, both to purchase and sell foreign currencies:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

	Contracts to	Expiration	Current	Unrealized
Counterparty	Buy/Sell	Date	Value	Gain

Bank of America Securities LLC	AUD/EUR	06/15/11	$1,460,331	$2,601
	CAD/JPY	06/15/11	1,743,229	61,820
	EUR/GBP	06/15/11	1,397,743	64,003
	EUR/GBP	06/15/11	1,948,436	29,803
Barclays Bank PLC	SEK/USD	06/15/11	1,987,129	36,651
Citibank NA	AUD/CAD	06/15/11	2,002,148	52,931
	AUD/CHF	06/15/11	1,942,064	17,740
	NOK/EUR	06/15/11	5,037,751	13,624
	NOK/JPY	06/15/11	1,953,321	43,085
	NZD/USD	06/15/11	720,428	16,792
	USD/GBP	06/15/11	2,386,158	21,728
	USD/JPY	06/15/11	1,891,851	107,149
Credit Suisse International (London)	EUR/CHF	06/15/11	2,931,450	45,814
Deutsche Bank AG (London)	EUR/USD	06/15/11	2,019,275	31,892
HSBC Bank PLC	EUR/GBP	06/15/11	1,955,159	54,211
	NOK/USD	06/15/11	3,985,943	22,943
	USD/GBP	06/15/11	528,914	4,117
	USD/JPY	06/15/11	2,760,747	25,253

The accompanying notes are an integral part of these financial statements.          39

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)
March 31, 2011

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

	Contracts to	Expiration	Current	Unrealized
Counterparty	Buy/Sell	Date	Value	Gain

JPMorgan Securities, Inc.	AUD/USD	06/15/11	$1,407,483	$32,721
	EUR/GBP	06/15/11	1,379,525	4,393
	EUR/USD	06/15/11	5,593,690	114,167
	USD/GBP	04/04/11	4,943,528	20,320
	USD/GBP	05/16/11	4,940,831	14,515
	USD/JPY	06/15/11	1,665,863	29,723
Morgan Stanley Capital Services, Inc.	AUD/USD	06/15/11	1,990,538	36,521
	NZD/USD	06/15/11	5,023,034	35,163
Royal Bank of Canada	CAD/GBP	06/15/11	557,678	7,597
	CAD/USD	06/15/11	1,717,026	21,440
	EUR/CAD	06/15/11	1,440,497	22,664
	EUR/CHF	06/15/11	965,893	18,981
	EUR/USD	06/15/11	1,463,161	45,443
	USD/GBP	06/15/11	1,335,429	17,346
UBS AG (London)	CAD/CHF	06/15/11	1,614,759	12,492
	CAD/USD	06/15/11	6,741,659	125,923
	CHF/USD	06/15/11	6,612,042	26,042
	EUR/CHF	06/15/11	1,448,150	17,841
Westpac Banking Corp.	AUD/USD	06/15/11	6,339,444	229,772
	CHF/USD	06/15/11	1,203,801	15,801
	EUR/USD	06/15/11	4,013,080	49,004
	NZD/EUR	06/15/11	1,985,314	29,582
	NZD/USD	06/15/11	6,913,086	202,834

TOTAL				$1,782,442

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

	Contracts to	Expiration	Current	Unrealized
Counterparty	Buy/Sell	Date	Value	Loss

Bank of America Securities LLC	GBP/EUR	06/15/11	$2,227,288	$(63,899)
	USD/JPY	06/15/11	7,407,121	(30,221)
Barclays Bank PLC	USD/CHF	06/15/11	2,229,858	(25,596)
Citibank NA	GBP/EUR	06/15/11	1,986,729	(27,544)
	GBP/USD	06/15/11	1,953,477	(16,976)
	USD/AUD	06/15/11	6,681,569	(206,747)
	USD/CHF	06/15/11	2,292,562	(58,562)
	USD/NZD	06/15/11	3,865,563	(119,711)
Credit Suisse International (London)	JPY/EUR	06/15/11	875,916	(32,375)
	USD/EUR	06/15/11	568,850	(10,299)
Deutsche Bank AG (London)	EUR/NZD	06/15/11	2,120,099	(105,069)
	JPY/NOK	06/15/11	2,014,413	(47,780)
	USD/EUR	06/15/11	950,412	(40,769)

40          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

	Contracts to	Expiration	Current	Unrealized
Counterparty	Buy/Sell	Date	Value	Loss

HSBC Bank PLC	EUR/NZD	06/15/11	$1,445,714	$(30,665)
	EUR/SEK	06/15/11	1,024,814	(10,224)
	EUR/USD	06/15/11	1,982,484	(2,537)
	GBP/CHF	06/15/11	1,958,358	(3,279)
	GBP/USD	06/15/11	1,354,133	(29,157)
	JPY/NOK	06/15/11	1,005,496	(27,046)
	JPY/NOK	06/15/11	1,007,837	(34,836)
	JPY/USD	06/15/11	1,977,824	(6,176)
	NZD/AUD	06/15/11	1,197,601	(6,701)
	SEK/EUR	06/15/11	1,467,406	(22,915)
	SEK/EUR	06/15/11	984,874	(275)
	USD/AUD	06/15/11	1,994,636	(44,083)
	USD/EUR	06/15/11	2,849,909	(55,023)
	USD/GBP	06/15/11	1,972,707	(11,465)
	USD/NOK	06/15/11	2,046,644	(47,643)
JPMorgan Securities, Inc.	CHF/EUR	06/15/11	2,010,785	(6,438)
	EUR/USD	06/15/11	3,938,082	(10,578)
	JPY/USD	06/15/11	845,396	(6,604)
	USD/EUR	04/01/11	4,161,497	(195,182)
	USD/EUR	05/12/11	4,158,197	(20,774)
	USD/EUR	06/15/11	2,030,596	(50,239)
Morgan Stanley Capital Services, Inc.	USD/NZD	06/15/11	1,316,356	(52,461)
Royal Bank of Canada	CAD/EUR	06/15/11	728,750	(9,439)
	EUR/CAD	06/15/11	1,019,872	(5,282)
	USD/CAD	06/15/11	3,413,825	(28,825)
State Street Bank	JPY/USD	06/15/11	3,842,505	(148,495)
UBS AG (London)	CHF/EUR	06/15/11	2,016,445	(61,981)
	CHF/EUR	06/15/11	1,976,824	(32,040)
	CHF/EUR	06/15/11	1,972,579	(41,675)
	CHF/USD	06/15/11	1,960,066	(38,934)
	GBP/EUR	06/15/11	4,028,645	(114,072)
	GBP/USD	06/15/11	2,653,780	(27,943)
	JPY/CAD	06/15/11	724,903	(23,227)
	JPY/USD	06/15/11	1,484,429	(20,571)
	SEK/EUR	06/15/11	1,311,751	(11,650)
	USD/AUD	06/15/11	2,065,324	(95,289)
	USD/CHF	06/15/11	7,549,061	(194,796)
Westpac Banking Corp.	JPY/NZD	06/15/11	910,214	(56,039)
	USD/AUD	06/15/11	829,818	(21,385)
	USD/NZD	06/15/11	2,100,552	(113,901)

TOTAL				$(2,505,393)

The accompanying notes are an integral part of these financial statements.          41

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)
March 31, 2011

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At March 31, 2011, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Eurodollars	(103)	June 2011	$(25,657,300)	$(33,939)
Eurodollars	(103)	September 2011	(25,631,550)	(21,064)
Eurodollars	(103)	December 2011	(25,594,213)	1,461
Eurodollars	(103)	March 2012	(25,529,838)	49,098
Eurodollars	(103)	June 2012	(25,439,713)	116,148
Eurodollars	(103)	September 2012	(25,340,575)	188,248
Eurodollars	(103)	December 2012	(25,247,875)	(10,532)
Ultra Long U.S. Treasury Bonds	54	June 2011	6,672,375	(1,134)
3 month EURIBOR	124	June 2011	43,265,398	(74,994)
3 month EURIBOR	93	December 2011	32,257,939	(120,498)
5 Year German Euro-Bobl	66	June 2011	10,716,323	(19,773)
2 Year U.S. Treasury Notes	902	June 2011	196,748,750	122,432
5 Year U.S. Treasury Notes	1,266	June 2011	147,854,954	(569,114)
10 Year U.S. Treasury Notes	979	June 2011	116,531,594	(150,320)
30 Year U.S. Treasury Bonds	81	June 2011	9,735,188	(13,884)

TOTAL				$(537,865)

SWAP CONTRACTS — At March 31, 2011, the Fund had outstanding swap contracts with the following terms:

INTEREST RATE SWAP CONTRACTS

					Rates Exchanged
	Notional				Payments	Payments		Upfront Payments
	Amount			Termination	Received by	Made by	Market	Made (Received)	Unrealized
Counterparty	(000s)			Date	the Fund	the Fund	Value	by the Fund	Gain (Loss)

Bank of America Securities LLC		$43,500	(a)	11/05/14	3 month LIBOR	1.626%	$911,249	$—	$911,249
		37,600	(a)	11/23/14	3 month LIBOR	2.116	471,129	—	471,129
		10,900	(a)	06/15/16	3 month LIBOR	1.750	433,581	443,813	(10,232)
		36,300	(a)	11/05/17	2.755%	3 month LIBOR	(1,556,091)	—	(1,556,091)
		33,600	(a)	11/23/19	3.587	3 month LIBOR	(957,383)	—	(957,383)
		10,000	(a)	11/05/22	3 month LIBOR	3.575	613,416	—	613,416
		12,200		02/15/26	3 month LIBOR	3.161	1,139,298	—	1,139,298
		12,100	(a)	11/23/27	3 month LIBOR	4.206	486,145	—	486,145
Citibank NA		2,700	(a)	06/15/21	2.750	3 month LIBOR	(210,336)	(278,667)	68,331
Deutsche Bank Securities, Inc.	GBP	11,700	(a)	06/15/14	1.750	6 month BP	(411,006)	(280,112)	(130,894)
		$88,000	(a)	11/02/14	3 month LIBOR	1.645	1,801,490	—	1,801,490
		9,700	(a)	06/15/16	1.750	3 month LIBOR	(385,848)	(386,501)	653
		37,800	(a)	06/15/16	3 month LIBOR	1.750	1,503,611	1,512,563	(8,952)
		73,600	(a)	11/02/17	2.750	3 month LIBOR	(3,149,425)	—	(3,149,425)
		20,200	(a)	11/02/22	3 month LIBOR	3.545	1,282,690	—	1,282,690
JPMorgan Securities, Inc.	GBP	17,000	(a)	06/15/14	1.750	6 month BP	(597,189)	(506,632)	(90,557)
		$4,600	(a)	06/15/16	3 month LIBOR	1.750	182,979	182,411	568
		10,300	(a)	06/15/16	1.750	3 month LIBOR	(409,713)	(470,991)	61,278
Morgan Stanley Capital Services, Inc.		25,400	(a)	06/15/16	3 month LIBOR	1.750	1,010,362	1,004,570	5,792

TOTAL							$2,158,959	$1,220,454	$938,505

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2011.

42          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CREDIT DEFAULT SWAP CONTRACTS

					Credit
					Spread at
		Notional	Rates Received		March 31,		Upfront Payments
	Referenced	Amount	(Paid) by	Termination	2011(b)	Market	Made (Received)	Unrealized
Counterparty	Obligation	(000s)	Fund	Date	(Basis Points)	Value	by the Fund	Gain (Loss)

Protection Sold:
Credit Suisse First Boston Corp.	Prudential Financial, Inc. 4.500%, 7/15/13	$1,150	1.000%	06/20/15	112	$(5,192)	$(49,328)	$44,136
Deutsche Bank Securities, Inc.	MetLife, Inc. 5.000%, 6/15/15	4,200	1.000	03/20/15	116	(24,500)	(182,263)	157,763
JPMorgan Securities, Inc.	Prudential Financial, Inc. 4.500%, 7/15/13	975	1.000	06/20/15	112	(4,402)	(50,492)	46,090

TOTAL						$(34,094)	$(282,083)	$247,989

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

WRITTEN OPTIONS CONTRACTS

INTEREST RATE SWAPTION CONTRACTS — At March 31, 2011, the Fund had outstanding written swaptions as follows:

		Notional
		Amount	Expiration	Strike	Market	Premiums	Unrealized
Counterparty	Description	(000s)	Date	Price	Value	Received	Gain (Loss)

Bank of America N.A.	Put – OTC – 10 year Interest Rate Swap for the obligation to pay a fixed rate of 3.460% versus the 3 month LIBOR maturing on April 27, 2021	$8,800	04/21/11	3.460%	$(37,686)	$(101,420)	$63,734
	Call – OTC – 10 year Interest Rate Swap for the obligation to receive a fixed rate of 3.460% versus the 3 month LIBOR maturing on April 27, 2021	8,800	04/21/11	3.460	(134,948)	(101,420)	(33,528)
Morgan Stanley Capital Services, Inc.	Put – OTC – 10 year Interest Rate Swap for the obligation to pay a fixed rate of 3.620% versus the 3 month LIBOR maturing on May 04, 2021	8,700	04/28/11	3.620	(96,567)	(89,175)	(7,392)
	Call – OTC – 10 year Interest Rate Swap for the obligation to receive a fixed rate of 3.620% versus the 3 month LIBOR maturing on May 04, 2021	8,700	04/28/11	3.620	(80,058)	(89,175)	9,117

TOTAL		$35,000			$(349,259)	$(381,190)	$31,931

The accompanying notes are an integral part of these financial statements.          43

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)
March 31, 2011

ADDITIONAL INVESTMENT INFORMATION (continued)

For the year ended March 31, 2011, the Fund had the following written swaptions activity:

	Notional
	Amount	Premiums
	(000s)	Received

Contracts Outstanding March 31, 2010	$—	$—

Contracts Written	85,400	(1,832,710)
Contracts Bought to Close	(50,400)	1,451,520

Contracts Outstanding March 31, 2011	$35,000	$(381,190)

44          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Schedule of Investments
March 31, 2011

Principal	Interest		Maturity
Amount	Rate		Date	Value

Corporate Obligations – 25.8%
Automotive – 0.6%
Allison Transmission, Inc.(a)(b)
$375,000	11.250%		11/01/15	$405,937
Ally Financial, Inc.
625,000	6.875		09/15/11	634,375
The Goodyear Tire & Rubber Co.(b)
675,000	10.500		05/15/16	756,844

				1,797,156

Banks – 6.6%
ANZ Capital Trust II(a)(b)
175,000	5.360		07/29/49	178,062
Bank of America Corp.
400,000	3.625		03/17/16	394,367
1,575,000	6.100		06/15/17	1,683,325
400,000	5.875		01/05/21	417,194
Bank of Scotland PLC(a)
500,000	5.250		02/21/17	513,596
Barclays Bank PLC
900,000	6.750		05/22/19	1,014,892
BB&T Corp.(b)
725,000	3.200		03/15/16	720,037
BBVA Bancomer SA(a)
750,000	7.250		04/22/20	757,804
Citigroup, Inc.
400,000	6.375		08/12/14	443,386
925,000	5.000		09/15/14	961,765
850,000	5.375		08/09/20	874,586
Credit Suisse of New York
300,000	4.375		08/05/20	292,601
Discover Bank
400,000	8.700		11/18/19	477,725
DnB NOR Boligkreditt AS(a)
2,300,000	2.900		03/29/16	2,286,154
Fifth Third Bancorp
300,000	3.625		01/25/16	298,272
Fifth Third Bank(c)
450,000	0.424		05/17/13	442,368
First Niagara Financial Group, Inc.(b)
325,000	6.750		03/19/20	349,806
HSBC Bank USA NA
524,000	4.875		08/24/20	511,307
HSBC Holdings PLC
500,000	6.800		06/01/38	534,344
JPMorgan Chase & Co.(b)
275,000	6.550		09/29/36	277,747
JPMorgan Chase Capital XXII Series V(b)
250,000	6.450		02/02/37	249,365
JPMorgan Securities, Inc.
750,000	7.250		02/01/18	874,741
Lloyds TSB Bank PLC(a)
200,000	6.500		09/14/20	196,621
MUFG Capital Finance 1 Ltd.(b)(c)
250,000	6.346		07/29/49	248,750
Nordea Eiendomskreditt AS(a)
1,500,000	1.875		04/07/14	1,496,922
PNC Bank NA
250,000	6.875		04/01/18	285,260
Resona Preferred Global Securities Ltd.(a)(b)(c)
550,000	7.191		12/29/49	548,199
Royal Bank of Scotland PLC
600,000	4.875	(a)	08/25/14	622,994
225,000	5.625		08/24/20	223,715
SunTrust Banks, Inc.(b)
475,000	3.600		04/15/16	472,167
Swedbank Hypotek AB(a)
600,000	0.759	(c)	03/28/14	599,828
1,100,000	2.950		03/28/16	1,090,146

				20,338,046

Brokerage – 0.5%
Morgan Stanley & Co.
550,000	0.553	(c)	01/09/12	550,014
325,000	6.625	(b)	04/01/18	353,802
525,000	7.300	(b)	05/13/19	591,520

				1,495,336

Building Materials(a)(c) – 0.1%
Cemex SAB de CV
300,000	5.301		09/30/15	297,598

Chemicals(b) – 0.2%
The Dow Chemical Co.
500,000	7.600		05/15/14	570,035
175,000	5.900		02/15/15	193,799

				763,834

Consumer Cyclical Services(b) – 0.4%
Ashtead Capital, Inc.(a)
175,000	9.000		08/15/16	184,406
Iron Mountain, Inc.
500,000	6.625		01/01/16	500,000
250,000	8.750		07/15/18	263,125
RSC Holdings, Inc.(a)
250,000	8.250		02/01/21	260,000

				1,207,531

Consumer Products(b) – 0.1%
Whirlpool Corp.
75,000	8.000		05/01/12	80,034
100,000	8.600		05/01/14	115,826

				195,860

Defense(b) – 0.1%
L-3 Communications Corp.
351,000	6.375		10/15/15	361,530

Distributor(a)(b) – 0.1%
Ras Laffan Liquefied Natural Gas Co. Ltd. III
250,000	6.750		09/30/19	279,923

Electric(b) – 0.8%
Arizona Public Service Co.
150,000	6.250		08/01/16	169,044
375,000	8.750		03/01/19	471,703

The accompanying notes are an integral part of these financial statements.          45

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Schedule of Investments (continued)
March 31, 2011

Principal	Interest		Maturity
Amount	Rate		Date	Value

Corporate Obligations – (continued)
Electric(b) – (continued)

Enel Finance International SA(a)
$425,000	5.125%		10/07/19	$428,525
Nevada Power Co.
225,000	7.125		03/15/19	265,717
NRG Energy, Inc.
750,000	7.375		02/01/16	777,187
Progress Energy, Inc.
100,000	5.625		01/15/16	110,328
150,000	7.050		03/15/19	175,300
Puget Sound Energy, Inc.(c)
250,000	6.974		06/01/67	243,750

				2,641,554

Energy – 2.4%
Anadarko Petroleum Corp.(b)
700,000	6.375		09/15/17	770,821
BP Capital Markets PLC
525,000	3.875		03/10/15	545,400
325,000	3.200		03/11/16	323,565
475,000	4.500	(b)	10/01/20	471,252
Dolphin Energy Ltd.(b)
341,473	5.888		06/15/19	362,815
221,496	5.888	(a)	06/15/19	235,340
Gaz Capital SA for Gazprom(d)
870,000	9.250		04/23/19	1,082,062
Halliburton Co.(a)
25,000	7.600		08/15/96	29,344
Nexen, Inc.(b)
200,000	6.400		05/15/37	198,724
375,000	7.500		07/30/39	422,145
Petro-Canada(b)
550,000	6.050		05/15/18	619,124
Petrobras International Finance Co.(b)
300,000	5.375		01/27/21	301,471
Petroleos Mexicanos(b)
370,000	8.000		05/03/19	444,925
PTT Exploration and Production Public Co. Ltd.(a)
460,000	5.692		04/05/21	459,664
Transocean, Inc.(b)
175,000	4.950		11/15/15	184,772
850,000	6.500		11/15/20	935,912

				7,387,336

Food & Beverage – 0.7%
Anheuser-Busch InBev Worldwide, Inc.(b)
175,000	7.200		01/15/14	198,812
625,000	4.125		01/15/15	659,253
475,000	7.750		01/15/19	584,396
Kraft Foods, Inc.
375,000	6.125		08/23/18	418,343
350,000	6.500		02/09/40	371,325

				2,232,129

Gaming(a)(b) – 0.1%
CityCenter Holdings LLC/CityCenter Finance Corp.
250,000	7.625		01/15/16	257,500

Health Care – Medical Products(b) – 1.1%
Agilent Technologies, Inc.
525,000	5.500		09/14/15	571,312
Boston Scientific Corp.
625,000	4.500		01/15/15	643,655
125,000	7.000		11/15/35	127,953
Covidien International Finance SA
400,000	4.200		06/15/20	400,479
DJO Finance LLC/DJO Finance Corp.
225,000	10.875		11/15/14	245,250
Hospira, Inc.
400,000	5.600		09/15/40	375,925
Life Technologies Corp.
450,000	6.000		03/01/20	490,362
425,000	5.000		01/15/21	426,462

				3,281,398

Health Care – Services(b) – 0.3%
Community Health Systems, Inc.
725,000	8.875		07/15/15	764,875
HCA, Inc.
250,000	7.875		02/15/20	272,188

				1,037,063

Life Insurance – 1.4%
MetLife Capital Trust X(a)(b)
400,000	9.250		04/08/38	483,000
MetLife, Inc.(b)
525,000	4.750		02/08/21	524,827
Nationwide Financial Services, Inc.(a)(b)
825,000	5.375		03/25/21	817,158
Prudential Financial, Inc.
850,000	3.875		01/14/15	875,603
775,000	6.000		12/01/17	851,742
Symetra Financial Corp.(a)(b)
100,000	6.125		04/01/16	103,922
The Northwestern Mutual Life Insurance Co.(a)(b)
725,000	6.063		03/30/40	765,519

				4,421,771

Media – Cable – 1.4%
Charter Communications Operating LLC(a)(b)
375,000	8.000		04/30/12	393,750
325,000	10.875		09/15/14	364,000
Comcast Cable Communications Holdings, Inc.
175,000	9.455		11/15/22	234,678
Comcast Holdings Corp.
200,000	10.625		07/15/12	223,152
Cox Communications, Inc.(a)(b)
150,000	5.875		12/01/16	166,215
300,000	6.250		06/01/18	335,653
CSC Holdings LLC(b)
125,000	8.500		06/15/15	136,250
CSC Holdings, Inc. Series B
250,000	7.625		04/01/11	250,000
DIRECTV Holdings LLC(b)
250,000	3.500		03/01/16	250,543
250,000	6.350		03/15/40	250,643

46          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Principal	Interest		Maturity
Amount	Rate		Date	Value

Corporate Obligations – (continued)
Media – Cable – (continued)

DIRECTV Holdings LLC / DirecTV Financing Co, Inc.(b)
$250,000	5.875%		10/01/19	$270,700
DISH DBS Corp.(b)
125,000	7.125		02/01/16	132,813
UPCB Holding BV(a)(b)
475,000	6.625		07/01/20	465,233
Virgin Media Finance PLC(b)
250,000	9.125		08/15/16	265,625
500,000	9.500		08/15/16	567,500

				4,306,755

Media – Non Cable(b) – 0.8%
NBC Universal, Inc.(a)
1,125,000	4.375		04/01/21	1,078,446
News America, Inc.(a)
675,000	6.150		02/15/41	668,613
Nielsen Finance LLC
375,000	11.500		05/01/16	441,563
WPP Finance UK
276,000	8.000		09/15/14	320,853

				2,509,475

Metals & Mining(b) – 0.8%
Anglo American Capital PLC(a)
500,000	9.375		04/08/19	666,208
ArcelorMittal
325,000	6.125		06/01/18	347,919
Freeport-McMoRan Copper & Gold, Inc.
675,000	8.375		04/01/17	742,500
Teck Resources Ltd.
500,000	10.750		05/15/19	636,250

				2,392,877

Noncaptive – Financial – 0.8%
American General Finance Corp.
125,000	5.375		10/01/12	122,500
Capital One Capital III(b)
400,000	7.686		08/15/66	411,000
CIT Group, Inc.(b)
524,717	7.000		05/01/13	535,211
General Electric Co.
275,000	5.250		12/06/17	299,951
International Lease Finance Corp.
375,000	8.250		12/15/20	410,625
SLM Corp.(b)
575,000	6.250		01/25/16	601,686

				2,380,973

Packaging(a)(b) – 0.1%
Plastipak Holdings, Inc.
250,000	8.500		12/15/15	261,250

Paper(b) – 0.2%
International Paper Co.
175,000	7.950		06/15/18	210,550
PE Paper Escrow GmbH(a)
325,000	12.000		08/01/14	376,188
Rock-Tenn Co.
75,000	5.625		03/15/13	77,625

				664,363

Pipelines – 1.8%
Boardwalk Pipelines LP(b)
575,000	5.875		11/15/16	627,906
Buckeye Partners LP(b)
475,000	5.500		08/15/19	497,558
DCP Midstream LLC(a)(b)
500,000	9.750		03/15/19	644,452
El Paso Corp.(b)
500	7.750		01/15/32	558
Energy Transfer Partners LP(b)
675,000	5.950		02/01/15	739,323
Enterprise Products Operating LLC(b)(c)
100,000	7.034		01/15/68	103,420
Gulf South Pipeline Co. LP(a)(b)
175,000	6.300		08/15/17	194,501
Southern Star Central Gas Pipeline, Inc.(a)(b)
300,000	6.000		06/01/16	320,826
Tennessee Gas Pipeline Co.
825,000	8.000	(b)	02/01/16	992,596
325,000	7.625		04/01/37	383,459
TransCanada PipeLines Ltd.(b)(c)
875,000	6.350		05/15/67	875,000
Williams Partners LP(b)
275,000	5.250		03/15/20	287,740

				5,667,339

Property/Casualty Insurance – 0.2%
Endurance Specialty Holdings Ltd.(b)
75,000	6.150		10/15/15	79,486
QBE Insurance Group Ltd.(a)
122,000	9.750		03/14/14	141,093
The Chubb Corp.(b)(c)
125,000	6.375		03/29/67	131,250
Transatlantic Holdings, Inc.(b)
275,000	8.000		11/30/39	290,411

				642,240

Real Estate Investment Trust – 1.6%
Brandywine Operating Partnership LP(b)
625,000	4.950		04/15/18	617,851
Developers Diversified Realty Corp.
265,000	9.625		03/15/16	322,835
450,000	7.500	(b)	04/01/17	507,375
250,000	4.750	(b)	04/15/18	243,352
HCP, Inc.(b)
850,000	5.375		02/01/21	857,773
Liberty Property LP(b)
775,000	4.750		10/01/20	763,164
ProLogis(b)(d)
325,000	1.875		11/15/37	322,156
Simon Property Group LP(b)
625,000	10.350		04/01/19	853,020
250,000	4.375		03/01/21	244,511

The accompanying notes are an integral part of these financial statements.          47

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Schedule of Investments (continued)
March 31, 2011

Principal	Interest		Maturity
Amount	Rate		Date	Value

Corporate Obligations – (continued)
Real Estate Investment Trust – (continued)

WEA Finance LLC/WT Finance Australia Property Ltd.(a)(b)
$150,000	7.500%		06/02/14	$171,694

				4,903,731

Schools(b) – 0.3%
Rensselaer Polytechnic Institute
850,000	5.600		09/01/20	890,452

Technology(b) – 0.4%
CommScope, Inc.(a)
500,000	8.250		01/15/19	521,250
Fidelity National Information Services, Inc.
425,000	7.875		07/15/20	468,563
Fiserv, Inc.
123,000	6.125		11/20/12	132,185

				1,121,998

Transportation(a) – 0.2%
Transnet Ltd.
750,000	4.500		02/10/16	765,000

Wireless Telecommunications – 1.0%
AT&T, Inc.(b)
450,000	6.400		05/15/38	459,350
Digicel Ltd.(a)(b)
250,000	8.250		09/01/17	265,000
Intelsat SA(a)(b)
625,000	7.250		04/01/19	626,562
Intelsat Subsidiary Holding Co. SA(b)
325,000	8.875		01/15/15	335,563
Sprint Capital Corp.(b)
125,000	8.375		03/15/12	132,031
Telemar Norte Leste SA(a)(b)
325,000	5.500		10/23/20	318,408
Verizon Wireless Capital LLC(b)
150,000	8.500		11/15/18	192,780
VIP Finance Ireland Ltd. for OJSC Vimpel Communications
230,000	6.493	(a)	02/02/16	238,050
150,000	9.125		04/30/18	170,250
420,000	7.748	(a)	02/02/21	440,475

				3,178,469

Wirelines Telecommunications(b) – 0.7%
Frontier Communications Corp.
625,000	6.250		01/15/13	657,813
Qwest Communications International, Inc.
91,000	8.000		10/01/15	99,873
Qwest Corp.
375,000	8.375		05/01/16	446,250
Telecom Italia Capital SA
175,000	6.200		07/18/11	177,643
325,000	7.200		07/18/36	326,102
Verizon Communications, Inc.
200,000	6.400		02/15/38	208,689
150,000	8.950		03/01/39	203,927
Windstream Corp.
50,000	8.625		08/01/16	53,000

				2,173,297

TOTAL CORPORATE OBLIGATIONS
(Cost $76,926,249)				$79,853,784

Mortgage-Backed Obligations – 40.5%
Adjustable Rate Non-Agency(c) – 4.0%
Adjustable Rate Mortgage Trust Series 2004-5, Class 2A1
$100,570	2.827%		04/25/35	$90,380
Banc of America Funding Corp. Series 2007-E, Class 4A1
1,158,579	5.660		07/20/47	877,073
Bear Stearns Adjustable Rate Mortgage Trust Series 2004-1, Class 21A1
86,784	2.496		04/25/34	78,039
Countrywide Alternative Loan Trust Series 2005-38, Class A3
276,090	0.600		09/25/35	184,502
Countrywide Home Loan Mortgage Pass-Through Trust Series 2004-HYB5, Class 2A1
191,931	3.051		04/20/35	179,068
Countrywide Home Loan Mortgage Pass-Through Trust Series 2004-HYB6, Class A2
126,784	3.079		11/20/34	103,631
Downey Savings & Loan Association Mortgage Loan Trust Series 2006-AR1, Class 2A1A
2,203,812	1.252		04/19/47	1,525,091
First Horizon Asset Securities Series, Inc. 2004-AR6, Class 2A1
47,438	2.769		12/25/34	44,847
GMAC Mortgage Corp. Loan Trust Series 2004-AR1, Class 12A
169,839	3.174		06/25/34	168,797
Harborview Mortgage Loan Trust Series 2006-10, Class 2A1A
543,988	0.434		11/19/36	369,419
Indymac Index Mortgage Loan Trust Series 2005-AR13, Class 4A1
341,548	2.591		08/25/35	277,006
JPMorgan Mortgage Trust Series 2005-A4, Class 2A1
390,228	2.893		07/25/35	354,957
Lehman XS Trust Series 2006-2N, Class 1A1
1,167,561	0.510		02/25/46	708,875
Lehman XS Trust Series 2007-16N, Class 2A2
1,151,091	1.100		09/25/47	795,102
Lehman XS Trust Series 2007-4N, Class 1A1
990,596	0.380		03/25/47	713,826
Master Adjustable Rate Mortgages Trust Series 2006-A2, Class 4A1B
661,448	1.512		12/25/46	251,373
Morgan Stanley Mortgage Loan Trust Series 2004-8AR, Class 4A1
497,324	2.659		10/25/34	451,058
Residential Funding Mortgage Securities I Series 2005-SA4, Class 2A2
446,942	5.201		09/25/35	390,679

48          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)
Adjustable Rate Non-Agency(c) – (continued)

Residential Funding Mortgage Securities I Series 2007-SA2, Class 2A1
$1,011,845	5.612%	04/25/37	$779,932
Structured Adjustable Rate Mortgage Loan Trust Series 2004-05, Class 3A1
181,755	2.588	05/25/34	166,454
Structured Adjustable Rate Mortgage Loan Trust Series 2004-12, Class 3A2
69,920	2.553	09/25/34	60,951
Structured Adjustable Rate Mortgage Loan Trust Series 2005-22, Class 1A4
3,000,000	2.569	12/25/35	1,312,914
Structured Adjustable Rate Mortgage Loan Trust Series 2006-1, Class 5A2
1,000,000	2.943	02/25/36	647,176
Washington Mutual Asset-Backed Certificates Series 2007-HE1, Class 2A3
3,000,000	0.400	01/25/37	1,260,607
Washington Mutual Mortgage Pass-Through Certificates Series 2004-AR03, Class A2
178,140	2.687	06/25/34	172,562
Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR02, Class 1A1
456,600	2.568	03/25/37	373,256

			12,337,575

Collateralized Mortgage Obligations – 6.4%
Planned Amortization Class – 0.1%
FNMA REMIC Series 2005-70, Class PA
345,318	5.500	08/25/35	373,177

Regular Floater(c) – 1.0%
Arkle Master Issuer PLC Series 2010-2A, Class 1A1(a)
1,500,000	1.714	05/17/60	1,500,365
FHLMC REMIC Series 3038, Class XA(e)
9,830	0.000	09/15/35	9,762
NCUA Guaranteed Notes Series 2010-A1, Class A
184,412	0.586	12/07/20	184,682
Silverstone Master Issuer Series 2010-1A, Class A1(a)
1,500,000	1.703	01/21/55	1,503,026

			3,197,835

Sequential Fixed Rate – 2.0%
Countrywide Alternative Loan Trust Series 2005-1CB, Class 2A1
546,349	6.000	03/25/35	490,943
FHLMC REMIC Series 3200, Class AD
73,516	5.500	05/15/29	73,543
First Horizon Alternative Mortgage Securities Series 2006-FA8, Class 1A7
657,544	6.000	02/25/37	478,515
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2006-LDP8, Class A4
3,540,000	5.399	05/15/45	3,778,229
NCUA Guaranteed Notes Series 2010-C1, Class APT
1,285,444	2.650	10/29/20	1,245,274

			6,066,504

Sequential Floating Rate(c) – 3.3%
Bear Stearns Alt-A Trust Series 2006-6, Class 1A1
1,670,901	0.410	11/25/36	732,202
Countrywide Alternative Loan Trust Series 2006-0C8, Class 2A3
6,687,793	0.500	11/25/36	1,555,729
Deutsche Alt-A Securities, Inc. Alternative Loan Trust Series 2006-AR3, Class A6
6,517,858	0.530	08/25/36	1,378,983
Deutsche Alt-A Securities, Inc. Alternative Loan Trust Series 2007-BAR1, Class A3
4,000,000	0.410	03/25/37	1,521,398
GS Mortgage Securities Trust Series 2007-GG10, Class A4
1,100,000	6.000	08/10/45	1,169,336
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2006-LDP7, Class A4
3,500,000	5.863	04/15/45	3,846,494

			10,204,142

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$19,841,658

Commercial Mortgage-Backed Securities – 0.2%
Sequential Fixed Rate – 0.2%
Banc of America Commercial Mortgage, Inc. Series 2002-2, Class A3
$530,000	5.118%	07/11/43	$541,026

Federal Agencies – 29.9%
Adjustable Rate FHLMC(c) – 0.1%
$282,805	2.945%	09/01/35	$297,031
114,862	5.751	04/01/37	121,897

			418,928

Adjustable Rate FNMA(c) – 0.6%
1,900,000	1.000	05/01/41	1,904,428

FHLMC – 2.5%
133,749	5.000	05/01/18	143,370
227,423	6.500	08/01/37	255,833
13,218	6.000	09/01/37	14,508
495,271	6.500	10/01/37	558,380
298,108	5.500	02/01/38	318,311
16,437	6.000	02/01/38	18,056
86,562	6.000	07/01/38	95,141
402,771	6.500	09/01/38	450,839
839,132	5.500	10/01/38	895,019
17,119	6.000	10/01/38	18,832
854,587	5.500	12/01/38	911,503
168,277	5.500	02/01/39	179,484
893,867	4.500	09/01/39	913,106
842,046	5.500	01/01/40	898,127
2,000,000	5.000	TBA-30yr (f)	2,087,812

			7,758,321

FNMA – 21.2%
995,950	3.070	12/01/17	980,979
13,880	6.000	12/01/18	15,173
138,239	6.000	02/01/19	151,859
238,373	4.000	06/01/19	249,688

The accompanying notes are an integral part of these financial statements.          49

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Schedule of Investments (continued)
March 31, 2011

Principal	Interest		Maturity
Amount	Rate		Date		Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)

$1,600,000	4.506%		06/01/19		$1,662,312
208,693	6.000		08/01/19		229,256
200,822	6.000		09/01/19		219,549
400,000	3.416		10/01/20		381,331
600,000	3.375		11/01/20		569,812
300,000	3.632		12/01/20		289,848
1,895,877	3.762		12/01/20		1,854,457
246,541	6.000		12/01/20		269,532
308,423	6.000		04/01/21		337,183
94,987	6.000		06/01/21		104,023
62,423	6.000		07/01/21		68,362
288,716	5.000		08/01/23		308,171
141,656	5.500		09/01/23		153,462
62,248	5.500		10/01/23		67,476
595,978	5.000		02/01/24		633,650
3,377,598	5.500		05/01/25		3,665,558
75	6.000		03/01/32		82
350,540	6.000		12/01/32		385,551
2,636	6.000		05/01/33		2,901
22,477	5.000		08/01/33		23,661
3,155	5.500		09/01/33		3,392
1,897	6.000		12/01/33		2,085
4,265	5.500		02/01/34		4,584
57,721	6.000		02/01/34		63,514
678	5.500		04/01/34		729
40,721	5.500		12/01/34		43,732
113,873	5.000		04/01/35		119,691
2,221	6.000		04/01/35		2,427
5,484	5.500		09/01/35		5,887
176,024	5.000		11/01/35		185,122
5,160	6.000		02/01/36		5,631
146,793	4.500		03/01/36		150,570
193,410	5.000		03/01/36		203,406
30,581	6.000		03/01/36		33,372
35,840	6.000		04/01/36		39,177
1,578	6.000		05/01/36		1,719
3,632	6.000		06/01/36		3,957
88,043	6.000		11/01/36		96,018
73,740	6.000		01/01/37		80,419
606	5.500		02/01/37		651
986	5.500		04/01/37		1,059
1,016	5.500		05/01/37		1,091
41,610	6.000		12/01/37		45,732
1,485	5.500		03/01/38		1,595
38,475	5.000		05/01/38		40,282
19,922	6.000		05/01/38		21,908
998	5.500		06/01/38		1,073
17,478	6.000		06/01/38		19,221
1,491	5.500		07/01/38		1,602
43,252	6.000		07/01/38		47,563
1,743	5.500		08/01/38		1,873
16,970	6.000		08/01/38		18,661
911	5.500		09/01/38		979
576	5.500		12/01/38		619
70,868	4.500		04/01/39		72,388
513,028	4.500		08/01/39		524,862
239,642	5.500		08/01/39		256,556
227,766	4.500		09/01/39		233,078
116,121	4.500		10/01/39		118,829
69,683	4.500		11/01/39		71,178
896,392	4.500		12/01/39		916,125
2,000,000	3.500		TBA-30yr	(f)	1,883,438
7,000,000	4.000		TBA-30yr	(f)	6,886,250
4,000,000	4.500		TBA-15yr	(f)	4,191,875
18,000,000	4.500		TBA-30yr	(f)	18,319,219
5,000,000	5.000		TBA-30yr	(f)	5,231,250
7,000,000	5.500		TBA-30yr	(f)	7,486,718
5,000,000	6.000		TBA-30yr	(f)	5,437,891

					65,502,874

GNMA – 5.5%
$296,384	3.950		07/15/25		294,953
10,269	5.500		05/15/36		11,148
1,229,308	3.500		11/15/40		1,173,220
753,892	3.500		01/15/41		720,155
8,000,000	4.500		TBA-30yr	(f)	8,250,938
6,000,000	5.000		TBA-30yr	(f)	6,365,000

					16,815,414

TOTAL FEDERAL AGENCIES					$92,399,965

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $123,443,128)					$125,120,224

Agency Debentures – 1.2%
FHLB
$2,400,000	4.625	%(g)	09/11/20		$2,566,288
300,000	5.000		09/28/29		310,100
Tennessee Valley Authority
300,000	4.625		09/15/60		278,678
Tennessee Valley Authority Series B
400,000	4.375		06/15/15		437,068

TOTAL AGENCY DEBENTURES
(Cost $3,334,363)					$3,592,134

Asset-Backed Securities – 17.2%
Collateralized Loan Obligations(c) – 9.7%
Black Diamond CLO Ltd. Series 2005-1A, Class A1A(a)
$3,500,000	0.559%		06/20/17		$3,353,115
Callidus Debt Partners Fund Ltd. Series 6A, Class A1T(a)
3,572,866	0.563		10/23/21		3,225,609
Gulf Stream Compass CLO Ltd. Series 04-1A, Class A(a)
3,033,342	0.663		07/15/16		2,967,853
KKR Financial CLO Ltd. Series 2007-1A, Class A(a)
841,287	0.663		05/15/21		790,810
KKR Financial CLO Ltd. Series 2007-AA, Class A(a)
596,517	1.053		10/15/17		575,318
Monument Park CDO Ltd. Series 2003 1A, Class A1(a)
1,001,903	0.853		01/20/16		974,047

50          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Principal		Interest	Maturity
Amount		Rate	Date	Value

Asset-Backed Securities – (continued)
Collateralized Loan Obligations(c) – (continued)

Mountain View Funding CLO Series 2007-3A, Class A1(a)
	$1,982,321	0.518%	04/16/21	$1,857,724
Mt. Wilson CLO Ltd. Series 06-1A, Class A(a)
	3,650,459	0.553	07/15/18	3,454,316
Navigare Funding CLO Ltd. Series 06-1A, Class A(a)
	3,500,000	0.573	05/20/19	3,376,250
Navigator CDO Ltd. Series 05-1A, Class A1B(a)
	444,307	0.553	10/21/17	425,249
Westchester CLO Ltd. Series 2007-1X, Class A1A
	6,677,005	0.529	08/01/22	6,197,843
WG Horizons CLO Series 06-1A, Class A1(a)
	3,000,000	0.571	05/24/19	2,772,987

				29,971,121

Home Equity – 1.5%
ACE Securities Corp. Series 2007-HE4, Class A2A(c)
	7,864,689	0.380	05/25/37	2,291,018
Bear Stearns Asset Backed Securities Trust Series 2001-3, Class A2(c)
	9,734	0.650	10/27/32	9,510
Bear Stearns Asset Backed Securities Trust Series 2002-2, Class A1(c)
	7,768	0.910	10/25/32	6,930
CIT Mortgage Loan Trust Series 2007-1, Class 2A1(a)(c)
	87,680	1.250	10/25/37	85,084
CIT Mortgage Loan Trust Series 2007-1, Class 2A2(a)(c)
	150,000	1.500	10/25/37	113,063
CIT Mortgage Loan Trust Series 2007-1, Class 2A3(a)(c)
	450,000	1.700	10/25/37	244,095
CS First Boston Mortgage Securities Corp. Series 2001-HE17, Class A1(c)
	1,879	0.870	01/25/32	1,502
First Alliance Mortgage Loan Trust Series 1999-4, Class A2(c)
	2,119	1.014	03/20/31	1,555
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
	248,240	7.000	09/25/37	180,896
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1
	86,747	7.000	09/25/37	60,731
Home Equity Asset Trust Series 2002-1, Class A4(c)
	257	0.850	11/25/32	215
People’s Financial Realty Mortgage Securities Trust Series 2006-1, Class 1A3(c)
	5,289,943	0.410	09/25/36	1,656,693
Renaissance Home Equity Loan Trust Series 2003-2, Class A(c)
	2,761	0.690	08/25/33	2,404
Renaissance Home Equity Loan Trust Series 2003-3, Class A(c)
	7,705	0.750	12/25/33	6,837

				4,660,533

Student Loan(c) – 6.0%
Brazos Higher Education Authority, Inc. Series 2005-3, Class A14
	1,263,378	0.418	09/25/23	1,253,249
Brazos Higher Education Authority, Inc. Series 2010-1, Class A1
	1,973,929	1.212	05/25/29	1,969,556
Brazos Higher Education Authority, Inc. Series 2011-1, Class A2
	1,600,000	1.109	02/25/30	1,578,424
Brazos Higher Education Authority, Inc. Student Loan Revenue Series 2004 I-A-2
	1,446,327	0.468	06/27/22	1,434,323
Brazos Higher Education Authority, Inc. Student Loan Revenue Series 2005 I-A-2
	1,403,000	0.388	12/26/18	1,392,393
Brazos Student Finance Corp. Series 2010-1, Class A1
	860,480	1.208	06/25/35	858,256
College Loan Corp. Trust Series 06-1, Class A3
	1,000,000	0.393	10/25/25	987,160
Education Funding Capital Trust I Series 2004-1, Class A2
	473,034	0.470	12/15/22	468,197
Goal Capital Funding Trust Series 2010-1, Class A(a)
	473,586	1.012	08/25/48	464,387
Missouri Higher Education Loan Authority Series 2010-1, Class A1
	879,298	1.162	11/26/32	881,396
Northstar Education Finance, Inc. Series 2004-1, Class A4
	1,500,000	0.494	04/29/19	1,487,596
Northstar Education Finance, Inc. Series 2005-1, Class A1
	177,317	0.404	10/28/26	175,694
Panhandle-Plains Higher Education Authority, Inc. Series 2010-2, Class A1
	1,000,000	1.490	10/01/35	1,008,676
SLC Student Loan Center Series 2011-1, Class A(a)
	698,437	1.470	10/25/27	698,437
South Carolina Student Loan Corp. Series 2005, Class A1
	2,100,000	0.411	12/03/18	2,076,690
South Carolina Student Loan Corp. Series 2006-1, Class A1
	1,500,000	0.401	12/01/19	1,461,809
US Education Loan Trust LLC Series 2006-1, Class A2(a)
	251,860	0.441	03/01/25	247,309

				18,443,552

TOTAL ASSET-BACKED SECURITIES
(Cost $52,636,209)				$53,075,206

Foreign Debt Obligations – 1.4%
Sovereign – 1.1%
Federal Republic of Brazil
	$780,000	4.875%	01/22/21	$791,700
Republic of Argentina(c)(h)
EUR	4,700,000	0.000	12/15/35	945,839
Republic of Peru
	$90,000	5.625	11/18/50	81,225
State of Qatar
	500,000	5.150	04/09/14	535,750
	630,000	5.250 (a)	01/20/20	654,255
United Mexican States
	300,000	6.050	01/11/40	306,750

				3,315,519

The accompanying notes are an integral part of these financial statements.          51

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Schedule of Investments (continued)
March 31, 2011

Principal		Interest	Maturity
Amount		Rate	Date	Value

Foreign Debt Obligations – (continued)

Supranational – 0.3%
North American Development Bank
	$900,000	4.375%	02/11/20	$914,613

TOTAL FOREIGN DEBT OBLIGATIONS
(Cost $3,967,161)				$4,230,132

Structured Note(c)(e) – 0.7%
Notas do Tesouro Nacional (Issuer HSBC Corp.)
BRL	3,311,116	0.000%	08/15/40	$2,046,512
(Cost $1,992,882)

Municipal Debt Obligations – 1.5%
California – 0.9%
California State GO Bonds Build America Taxable Series 2009
	$375,000	7.500%	04/01/34	$403,553
	500,000	7.550	04/01/39	543,495
California State GO Bonds Build America Taxable Series 2010
	625,000	7.950	03/01/36	667,869
	1,375,000	7.625	03/01/40	1,504,181

				3,119,098

Connecticut – 0.1%
Connecticut State Health & Educational Facilities Authority RB for Yale University Series 2007-Z-1
	300,000	5.000	07/01/42	302,313

Illinois – 0.2%
Illinois State GO Bonds Build America Series 2010
	500,000	7.350	07/01/35	510,900
Illinois State GO Bonds Taxable-Pension Series 2003
	225,000	5.100	06/01/33	182,446

				693,346

New York – 0.1%
New York City Municipal Finance Authority Water & Sewer Systems VRDN RB Second General Resolution Series 2011 EE
	175,000	5.375	06/15/43	177,161

North Carolina – 0.1%
North Carolina Capital Facilities Finance Agency RB for Duke University Project Series 2006 A
	235,000	5.000	10/01/44	234,241

Ohio – 0.0%
Buckeye Tobacco Settlement Financial Authority RB Asset-Backed Senior Turbo Series 2007 A-2
	25,000	5.875	06/01/47	16,583

Texas – 0.1%
Dallas Area Rapid Transit Sales Tax RB Senior Lien Series 2008
	200,000	5.250	12/01/48	196,124

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $4,494,926)				$4,738,866

Government Guarantee Obligations – 6.9%
Achmea Hypotheekbank NV(a)(i)
	$1,800,000	3.200%	11/03/14	$1,864,037
ANZ National (International) Ltd.(a)(i)
	1,700,000	3.250	04/02/12	1,743,865
BRFkredit A/S(a)(i)
	3,000,000	2.050	04/15/13	3,056,688
Commonwealth Bank of Australia(a)(i)
	1,500,000	2.500	12/10/12	1,539,000
Danske Bank AS(a)(i)
	700,000	2.500	05/10/12	712,389
FIH Erhvervsbank A/S(a)(i)
	1,400,000	2.000	06/12/13	1,423,324
Israel Government AID Bond(j)
	50,000	5.500	04/26/24	56,718
	40,000	5.500	09/18/33	44,261
LeasePlan Corp. NV(a)(i)
	600,000	3.000	05/07/12	614,842
Royal Bank of Scotland PLC(a)(i)
	2,200,000	1.500	03/30/12	2,220,330
	900,000	2.625	05/11/12	919,899
Swedbank AB(a)(i)
	200,000	2.800	02/10/12	203,679
	1,900,000	2.900	01/14/13	1,950,836
Swedish Housing Finance Corp.(a)(i)
	3,000,000	3.125	03/23/12	3,084,138
Westpac Banking Corp.(a)(i)
	1,600,000	1.900	12/14/12	1,631,274
Westpac Securities NZ Ltd.(a)(i)
	300,000	2.500	05/25/12	305,798

TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
(Cost $21,067,410)				$21,371,078

U.S. Treasury Obligations – 5.4%
United States Treasury Bonds
	$600,000	4.250%	11/15/40	$573,720
	1,400,000	4.750	02/15/41	1,455,118
United States Treasury Inflation Protected Securities
	1,006,570	1.125	01/15/21	1,021,275
	1,752,195	2.375	01/15/25	1,967,663
	1,746,976	2.375	01/15/27	1,945,415
	150,821	2.125	02/15/41	159,363
United States Treasury Notes
	6,000,000	1.250	03/15/14	5,998,140
	2,200,000	2.625	01/31/18	2,169,728
	1,700,000	2.625	11/15/20	1,586,457

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $16,714,984)				$16,876,879

52          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Shares	Description	Value

Common Stocks – 0.0%
Wireless Telecommunication Services – 0.0%
4,772	Largo, Ltd. Class A Shares	$10,063
42,953	Largo, Ltd. Class B Shares	90,579

TOTAL COMMON STOCKS
(Cost $66,052)		$100,642

Shares	Rate	Value

Preferred Stock(c) – 0.1%
JPMorgan Chase & Co.
350,000	7.900%	$382,939
(Cost $350,000)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $304,993,364)		$311,388,396

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment(k) – 19.6%
Repurchase Agreement – 19.6%
Joint Repurchase Agreement Account II
$60,600,000	0.155%	04/01/11	$60,600,000
Maturity Value: $60,600,261
(Cost $60,600,000)

TOTAL INVESTMENTS – 120.3%
(Cost $365,593,364)			$371,988,396

LIABILITIES IN EXCESS OF OTHER ASSETS – (20.3)%			(62,741,734)

NET ASSETS – 100.0%			$309,246,662

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $73,274,427 which represents approximately 23.7% of net assets as of March 31, 2011.

(b)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2011.

(d)	Security with “Put” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(e)	Issued with zero coupon and interest rate is contingent upon LIBOR reaching a predetermined level.

(f)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $66,140,391 which represents approximately 21.4% of net assets as of March 31, 2011.

(g)	A portion of this security is segregated as collateral for initial margin requirements on futures transactions.

(h)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(i)	Guaranteed by a foreign government until maturity. Total market value of these securities amounts to $21,270,099, which represents approximately 6.9% of net assets as of March 31, 2011.

(j)	Guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012. Total market value of these securities amounts to $100,979, which represents approximately 0.0% of net assets as of March 31, 2011.

(k)	Joint repurchase agreement was entered into on March 31, 2011. Additional information appears on pages 95-97.

Currency Abbreviations:
AUD	—	Australian Dollar
BRL	—	Brazilian Real
CAD	—	Canadian Dollar
CHF	—	Swiss Franc
EUR	—	Euro
GBP	—	British Pound
JPY	—	Japanese Yen
KRW	—	South Korean Won
NOK	—	Norwegian Krone
NZD	—	New Zealand Dollar
SEK	—	Swedish Krona

Investment Abbreviations:
BP	—	British Pound Offered Rate
CDOR	—	Canadian Dollar Offered Rate
EURO	—	Euro Offered Rate
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GNMA	—	Government National Mortgage Association
GO	—	General Obligation
JYOR	—	Japanese Yen Offered Rate
KWCDC	—	South Korean Won Certificate of Deposit
LIBOR	—	London Interbank Offered Rate
NCUA	—	National Credit Union Administration
NZDOR	—	New Zealand Dollar Offered Rate
OTC	—	Over the Counter
RB	—	Revenue Bond
REMIC	—	Real Estate Mortgage Investment Conduit
VRDN	—	Variable Rate Demand Notes

The accompanying notes are an integral part of these financial statements.          53

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Schedule of Investments (continued)
March 31, 2011

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2011, the Fund had outstanding forward foreign currency exchange contracts, both to purchase and sell foreign currencies:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

	Contracts to	Expiration	Current	Unrealized
Counterparty	Buy/Sell	Date	Value	Gain

Bank of America Securities LLC	AUD/EUR	06/15/11	$431,590	$769
	CAD/JPY	06/15/11	368,932	13,083
	EUR/GBP	06/15/11	827,984	25,291
Barclays Bank PLC	SEK/USD	06/15/11	529,327	9,763
Citibank NA	AUD/CAD	06/15/11	420,192	11,108
	AUD/CHF	06/15/11	413,183	3,775
	NOK/EUR	06/15/11	1,266,153	3,424
	NOK/JPY	06/15/11	411,207	9,070
	NZD/USD	06/15/11	213,320	4,973
	USD/GBP	06/15/11	621,779	5,390
	USD/JPY	06/15/11	397,487	22,513
Deutsche Bank AG (London)	EUR/USD	06/15/11	424,515	6,705
HSBC Bank PLC	CHF/USD	06/15/11	349,819	3,691
	EUR/GBP	06/15/11	411,685	11,415
	NOK/USD	06/15/11	422,847	2,847
	USD/GBP	06/15/11	40,834	318
	USD/JPY	06/15/11	648,613	5,387
JPMorgan Securities, Inc.	EUR/CHF	06/15/11	620,211	9,486
	EUR/GBP	06/15/11	291,985	929
	EUR/USD	04/01/11	653,539	333
	EUR/USD	06/15/11	1,184,396	24,215
Morgan Stanley Capital Services, Inc.	AUD/USD	06/15/11	422,080	7,744
	NZD/USD	06/15/11	1,502,054	10,515
	USD/GBP	06/15/11	341,592	3,774
Royal Bank of Canada	CAD/GBP	06/15/11	116,984	1,594
	EUR/CAD	06/15/11	426,298	6,706
	EUR/CHF	06/15/11	205,391	4,036
Royal Bank of Scotland	CAD/USD	06/15/11	2,020,888	36,745
	EUR/USD	06/15/11	431,590	13,438
	NOK/USD	06/15/11	420,973	1,973
State Street Bank	EUR/USD	05/12/11	653,021	3,943
UBS AG (London)	CAD/CHF	06/15/11	340,171	2,632
	CHF/USD	06/15/11	1,390,477	5,477
	EUR/CHF	06/15/11	427,735	5,269
Westpac Banking Corp.	AUD/USD	06/15/11	1,578,120	57,809
	CHF/USD	06/15/11	255,352	3,352
	EUR/USD	06/15/11	844,784	10,315
	NZD/EUR	06/15/11	421,685	6,283
	NZD/USD	06/15/11	1,077,226	35,201

TOTAL				$391,291

54          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

	Contracts to	Expiration	Current	Unrealized
Counterparty	Buy/Sell	Date	Value	Loss

Bank of America Securities LLC	GBP/EUR	06/15/11	$468,381	$(13,437)
	USD/JPY	06/15/11	2,175,812	(8,877)
Citibank NA	GBP/EUR	06/15/11	420,270	(5,827)
	GBP/USD	06/15/11	415,054	(3,607)
	USD/AUD	06/15/11	1,411,715	(43,645)
	USD/CHF	06/15/11	678,330	(17,330)
	USD/NZD	06/15/11	815,321	(25,249)
Deutsche Bank AG (London)	EUR/NZD	06/15/11	446,650	(22,135)
	JPY/NOK	06/15/11	424,239	(10,063)
	USD/EUR	06/15/11	91,974	(3,946)
HSBC Bank PLC	EUR/NZD	06/15/11	305,046	(6,470)
	EUR/SEK	06/15/11	215,826	(2,153)
	GBP/CHF	06/15/11	414,145	(694)
	GBP/USD	06/15/11	286,852	(6,176)
	JPY/NOK	06/15/11	509,050	(15,317)
	JPY/USD	06/15/11	416,699	(1,301)
	NZD/AUD	06/15/11	254,068	(1,422)
	SEK/EUR	06/15/11	643,847	(6,842)
	USD/AUD	06/15/11	423,105	(9,351)
	USD/EUR	06/15/11	725,920	(15,402)
	USD/GBP	06/15/11	415,054	(2,413)
	USD/NOK	06/15/11	431,034	(10,034)
JPMorgan Securities, Inc.	CHF/EUR	06/15/11	423,100	(1,355)
	EUR/USD	06/15/11	834,879	(2,243)
	JPY/EUR	06/15/11	258,954	(9,567)
	JPY/USD	06/15/11	250,047	(1,953)
	USD/EUR	04/01/11	1,800,080	(84,427)
	USD/EUR	05/12/11	1,798,652	(8,985)
	USD/EUR	06/15/11	547,624	(12,733)
Morgan Stanley Capital Services, Inc.	USD/NZD	06/15/11	277,847	(11,073)
Royal Bank of Canada	CAD/EUR	06/15/11	215,087	(2,786)
	EUR/CAD	06/15/11	214,785	(1,112)
	USD/CAD	06/15/11	717,051	(6,051)
Royal Bank of Scotland	EUR/USD	06/15/11	418,855	(543)
	SEK/EUR	06/15/11	277,350	(2,453)
State Street Bank	JPY/USD	06/15/11	806,820	(31,180)
UBS AG (London)	CHF/EUR	06/15/11	1,260,810	(28,656)
	CHF/USD	06/15/11	411,820	(8,180)
	GBP/EUR	06/15/11	847,615	(24,001)
	GBP/USD	06/15/11	621,779	(6,357)
	JPY/CAD	06/15/11	214,176	(6,862)
	JPY/USD	06/15/11	314,640	(4,360)
	USD/AUD	06/15/11	434,374	(20,041)
	USD/BRL	04/11/11	1,804,315	(90,726)
	USD/CHF	06/15/11	2,045,455	(56,875)
Westpac Banking Corp.	JPY/NZD	06/15/11	191,304	(11,778)
	USD/AUD	06/15/11	245,872	(6,336)
	USD/NZD	06/15/11	441,822	(23,958)

TOTAL				$(696,282)

The accompanying notes are an integral part of these financial statements.          55

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Schedule of Investments (continued)
March 31, 2011

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At March 31, 2011, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Eurodollars	126	April 2011	$31,403,925	$5,229
Ultra Long U.S. Treasury Bonds	100	June 2011	12,356,250	129,360
5 Year German Euro-Bobl	45	June 2011	7,306,584	(727)
10 Year German Euro-Bund	27	June 2011	4,640,704	(6,162)
2 Year U.S. Treasury Notes	415	June 2011	90,521,875	79,315
5 Year U.S. Treasury Notes	137	June 2011	16,000,102	(134,067)
10 Year U.S. Treasury Notes	191	June 2011	22,734,969	(75,288)
10 Year U.S. Treasury Notes	(19)	June 2011	(2,261,594)	(6,508)
30 Year U.S. Treasury Bonds	(58)	June 2011	(6,970,875)	870

TOTAL				$(7,978)

SWAP CONTRACTS — At March 31, 2011, the Fund had outstanding swap contracts with the following terms:

INTEREST RATE SWAP CONTRACTS

					Rates Exchanged
	Notional				Payments	Payments		Upfront Payments
	Amount			Termination	Received by	Made by	Market	Made (Received)	Unrealized
Counterparty	(000s)			Date	the Fund	the Fund	Value	by the Fund	Gain (Loss)

Bank of America Securities LLC		$59,800		09/30/12	3 month LIBOR	0.585%	$63,803	$—	$63,803
		18,800	(a)	11/05/14	3 month LIBOR	1.626	393,827	—	393,827
		16,500	(a)	11/23/14	3 month LIBOR	2.116	206,745	—	206,745
		15,700	(a)	11/05/17	2.755%	3 month LIBOR	(673,020)	—	(673,020)
		14,700	(a)	11/23/19	3.587	3 month LIBOR	(418,855)	—	(418,855)
		4,300	(a)	11/05/22	3 month LIBOR	3.575	263,769	—	263,769
		5,300	(a)	11/23/27	3 month LIBOR	4.206	212,939	—	212,939
Barclays Bank PLC	GBP	7,840	(a)	07/06/16	6 month BP	3.109	30,077	—	30,077
		13,330	(a)	07/06/21	3.917	6 month BP	(23,062)	—	(23,062)
		6,770	(a)	07/06/26	6 month BP	4.198	(5,350)	—	(5,350)
	EUR	2,120	(a)	04/23/40	6 month EURO	4.085	33,853	—	33,853
		490	(a)	05/12/40	6 month EURO	3.940	21,240	—	21,240
		1,850	(a)	05/14/40	6 month EURO	4.055	39,794	—	39,794
Citibank NA		129,650	(a)	09/15/11	1.390	3 month EURO	(59,333)	—	(59,333)
	GBP	18,800		03/16/12	1.205	3 month BP	20,135	—	20,135
	EUR	88,410	(a)	03/21/12	1.835	3 month EURO	(80,909)	—	(80,909)
	GBP	2,880	(a)	06/15/14	1.750	6 month BP	(101,171)	(81,503)	(19,668)
	EUR	1,460		11/05/15	2.096	6 month EURO	(74,607)	—	(74,607)
		15,765	(a)	04/23/20	6 month EURO	3.850	285,294	175,218	110,076
		4,750	(a)	04/23/40	3.600	6 month EURO	(514,492)	(271,864)	(242,628)
		2,130	(a)	04/23/40	6 month EURO	4.119	20,224	—	20,224

56          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

INTEREST RATE SWAP CONTRACTS (continued)

					Rates Exchanged
	Notional				Payments	Payments		Upfront Payments
	Amount			Termination	Received by	Made by	Market	Made (Received)	Unrealized
Counterparty	(000s)			Date	the Fund	the Fund	Value	by the Fund	Gain (Loss)

Credit Suisse First Boston Corp.	GBP	2,350	(a)	06/15/14	1.750%	6 month BP	$(82,553)	$(55,308)	$(27,245)
		225		02/08/16	3.168	6 month BP	4,769	—	4,769
		200		02/15/16	3.210	6 month BP	4,693	—	4,693
		390		02/16/16	3.201	6 month BP	8,849	—	8,849
		430		02/18/16	3.124	6 month BP	7,129	—	7,129
	EUR	14,060	(a)	04/23/20	6 month EURO	3.850%	254,439	165,078	89,361
		29,825	(a)	04/23/20	3.850	6 month EURO	(539,734)	(335,504)	(204,230)
		4,310	(a)	04/23/40	3.600	6 month EURO	(466,834)	(297,137)	(169,697)
		500	(a)	08/06/40	6 month EURO	3.630	50,344	—	50,344
Deutsche Bank Securities, Inc.	KRW	260,000		06/12/11	3.870	3 month KWCDC	354	—	354
		1,200,000		06/26/11	3.693	3 month KWCDC	830	—	830
		496,931		07/06/11	3.620	3 month KWCDC	1,992	—	1,992
		830,250		07/07/11	3.626	3 month KWCDC	3,339	—	3,339
	EUR	33,800	(a)	03/18/14	6 month EURO	3.120	81,851	—	81,851
		$38,700	(a)	11/02/14	3 month LIBOR	1.645	792,246	—	792,246
	NZD	800		02/14/16	3 month NZDOR	4.688	(8,009)	—	(8,009)
		1,180		02/18/16	3 month NZDOR	4.700	(12,075)	—	(12,075)
		970		02/22/16	3 month NZDOR	4.683	(9,129)	—	(9,129)
	EUR	23,300	(a)	03/18/16	3.455	6 month EURO	(145,415)	—	(145,415)
		$4,400	(a)	06/15/16	3 month LIBOR	1.750	175,023	172,744	2,279
		32,400	(a)	11/02/17	2.750	3 month LIBOR	(1,386,432)	—	(1,386,432)
	EUR	5,300	(a)	03/18/20	6 month EURO	3.815	56,556	—	56,556
		$8,900	(a)	11/02/22	3 month LIBOR	3.545	565,146	—	565,146
JPMorgan Securities, Inc.	KRW	360,000		06/15/11	3.900	3 month KWCDC	424	—	424
		1,250,000		06/22/11	3.720	3 month KWCDC	953	—	953
		394,879		07/08/11	3.660	3 month KWCDC	1,626	—	1,626
	GBP	580	(a)	06/15/14	1.750	6 month BP	(20,375)	(7,943)	(12,432)
		$900	(a)	06/15/16	3 month LIBOR	1.750	35,800	35,689	111
		19,700	(a)	06/15/16	1.750	3 month LIBOR	(783,627)	(796,783)	13,156
		15,800	(a)	06/15/18	3 month LIBOR	2.250	922,628	1,016,669	(94,041)
		2,500	(a)	06/15/26	3 month LIBOR	3.250	239,542	235,332	4,210
	EUR	480	(a)	08/07/40	6 month EURO	3.542	56,242	—	56,242
		960	(a)	08/10/40	6 month EURO	3.417	135,047	—	135,047
Morgan Stanley Capital Services, Inc.		$4,900	(a)	06/15/16	3 month LIBOR	1.750	194,912	193,795	1,117
		4,100	(a)	06/15/21	2.750	3 month LIBOR	(319,399)	(348,172)	28,773
Royal Bank of Canada	CAD	1,660		11/03/15	6 month CDOR	2.140	44,560	—	44,560
		2,520		11/04/15	6 month CDOR	2.115	70,943	—	70,943
	EUR	2,210		11/08/15	2.118	6 month EURO	(110,441)	—	(110,441)
	GBP	200		02/09/16	3.195	6 month BP	4,625	—	4,625
		200		02/10/16	3.180	6 month BP	4,371	—	4,371

The accompanying notes are an integral part of these financial statements.          57

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Schedule of Investments (continued)
March 31, 2011

ADDITIONAL INVESTMENT INFORMATION (continued)

INTEREST RATE SWAP CONTRACTS (continued)

					Rates Exchanged
	Notional				Payments	Payments		Upfront Payments
	Amount			Termination	Received by	Made by	Market	Made (Received)	Unrealized
Counterparty	(000s)			Date	the Fund	the Fund	Value	by the Fund	Gain (Loss)

UBS AG (London)	JPY	1,717,000	(a)	02/06/13	0.466%	6 month JYOR	$10,621	$—	$10,621
		1,140,000	(a)	02/06/15	6 month JYOR	0.628%	(31,319)	—	(31,319)
	NZD	425		02/11/16	3 month NZDOR	4.635	(3,577)	—	(3,577)
	JPY	247,000	(a)	02/06/19	1.133	6 month JYOR	9,258	—	9,258

TOTAL							$(538,906)	$(199,689)	$(339,217)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2011.

WRITTEN OPTIONS CONTRACTS

INTEREST RATE SWAPTION CONTRACTS — At March 31, 2011, the Fund had outstanding written swaptions as follows:

		Notional
		Amount	Expiration	Strike	Market	Premiums	Unrealized
Counterparty	Description	(000s)	Date	Price	Value	Received	Gain (Loss)

Bank of America N.A.	Put – OTC – 10 year Interest Rate Swap for the obligation to pay a fixed rate of 3.460% versus the 3 month LIBOR maturing on April 27, 2021	$3,800	04/21/11	3.460%	$(16,273)	$(43,795)	$27,522
	Call – OTC – 10 year Interest Rate Swap for the obligation to receive a fixed rate of 3.460% versus the 3 month LIBOR maturing on April 27, 2021	3,800	04/21/11	3.460	(58,273)	(43,795)	(14,478)
Morgan Stanley Capital Services, Inc.	Put – OTC – 10 year Interest Rate Swap for the obligation to pay a fixed rate of 3.620% versus the 3 month LIBOR maturing on May 04, 2021	3,700	04/28/11	3.620	(41,069)	(37,925)	(3,144)
	Call – OTC – 10 year Interest Rate Swap for the obligation to receive a fixed rate of 3.620% versus the 3 month LIBOR maturing on May 04, 2021	3,700	04/28/11	3.620	(34,048)	(37,925)	3,877

TOTAL		$15,000			$(149,663)	$(163,440)	$13,777

For the year ended March 31, 2011, the Fund had the following written swaptions activity:

	Notional
	Amount	Premiums
	(000s)	Received

Contracts Outstanding March 31, 2010	$—	$—

Contracts Written	42,600	(968,880)
Contracts Bought to Close	(27,600)	805,440

Contracts Outstanding March 31, 2011	$15,000	$(163,440)

58          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments
March 31, 2011

Principal		Interest	Maturity
Amount		Rate	Date	Value

Foreign Sovereign Debt Obligations – 39.9%
British Pound – 6.5%
United Kingdom Gilt Inflation Linked
GBP	660,000	2.500%	08/16/13	$2,993,994
	880,000	2.500	07/26/16	4,495,826
	180,000	2.500	07/17/24	816,746
United Kingdom Treasury
	630,000	2.250	03/07/14	1,022,854
	11,750,000	2.750	01/22/15	19,185,047
	930,000	2.000	01/22/16	1,449,252
	870,000	4.500	03/07/19	1,498,192
	1,150,000	4.750	12/07/30	1,951,589
	3,390,000	4.500	09/07/34	5,537,537
	3,300,000	4.500	12/07/42	5,451,614

				44,402,651

Canadian Dollar – 3.2%
Government of Canada
CAD	2,340,000	3.500	06/01/13	2,495,871
	10,920,000	2.500	06/01/15	11,248,670
	1,760,000	4.500	06/01/15	1,956,677
	3,450,000	5.750	06/01/29	4,512,899
	1,700,000	4.000	06/01/41	1,836,772

				22,050,889

Danish Krone – 0.5%
Kingdom of Denmark
DKK	16,000,000	4.000	11/15/15	3,201,478

Euro – 15.0%
Federal Republic of Germany
EUR	5,825,000	3.750	01/04/15	8,669,514
	1,150,000	3.500	01/04/16	1,692,705
	240,000	4.000	01/04/18	360,093
	5,375,000	3.750	01/04/19	7,920,393
	6,010,000	3.250	01/04/20	8,499,482
	1,850,000	2.500	01/04/21	2,437,322
	4,800,000	5.625	01/04/28	8,276,807
	370,000	5.500	01/04/31	638,958
	50,000	4.000	01/04/37	72,233
	850,000	4.250	07/04/39	1,290,509
	2,110,000	4.750	07/04/40	3,466,913
Government of Finland
	7,990,000	3.125	09/15/14	11,608,774
	390,000	4.375	07/04/19	587,584
Government of Ireland
	620,000	4.600	04/18/16	674,357
	1,750,000	4.500	04/18/20	1,680,267
	2,580,000	5.000	10/18/20	2,520,741
Kingdom of Belgium
	2,610,000	4.000	03/28/14	3,824,172
	1,470,000	3.500	03/28/15	2,102,887
	3,625,000	3.500	06/28/17	5,044,328
	395,000	3.750	09/28/20	539,507
Kingdom of Spain
	275,000	3.250	04/30/16	369,475
Kingdom of The Netherlands
	9,800,000	4.250	07/15/13	14,595,482
Republic of Austria(a)
EUR	3,150,000	4.350	03/15/19	4,696,940
Republic of Italy
	3,970,000	4.250	02/01/15	5,746,966
	3,870,000	6.000	05/01/31	5,788,516

				103,104,925

Hungarian Forint – 0.3%
Hungary Government Bond
HUF	425,440,000	8.000	02/12/15	2,365,347

Japanese Yen – 11.1%
Government of Japan
JPY	1,300,000,000	0.800	03/20/13	15,810,848
	800,000,000	1.100	09/20/13	9,818,177
	1,400,000,000	0.400	06/20/15	16,821,948
	400,000,000	1.900	06/20/25	4,937,143
	875,000,000	2.000	12/20/25	10,844,414
	430,000,000	2.100	12/20/26	5,357,403
	350,000,000	2.100	12/20/27	4,335,161
	285,000,000	2.500	09/20/34	3,655,548
	250,000,000	2.500	03/20/38	3,215,536
	100,000,000	2.200	09/20/39	1,210,022

				76,006,200

Polish Zloty – 0.7%
Government of Poland
PLN	8,000,000	4.750	04/25/12	2,821,524
	5,720,000	6.250	10/24/15	2,061,102

				4,882,626

South African Rand – 0.2%
Republic of South Africa
ZAR	8,440,000	10.500	12/21/26	1,406,542

Swedish Krona – 0.8%
Kingdom of Sweden
SEK	11,000,000	6.750	05/05/14	1,943,678
	20,000,000	4.500	08/12/15	3,359,685

				5,303,363

United States Dollar – 1.6%
Federal Republic of Brazil
	$1,250,000	5.625	01/07/41	1,225,000
Quebec Province of Canada
	3,350,000	5.125	11/14/16	3,740,381
Russian Federation
	100,000	5.000	04/29/20	101,450
	2,361,450	7.500	03/31/30	2,759,354
State of Qatar
	1,569,000	5.150	04/09/14	1,681,183
United Mexican States
	1,270,000	6.050	01/11/40	1,298,575

				10,805,943

TOTAL FOREIGN SOVEREIGN DEBT OBLIGATIONS
(Cost $251,388,888)				$273,529,964

The accompanying notes are an integral part of these financial statements.          59

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)
March 31, 2011

Principal		Interest		Maturity
Amount		Rate		Date	Value

Corporate Obligations – 29.7%
Banks – 15.7%
Abbey National Treasury Services PLC
EUR	750,000	2.500%		03/18/13	$1,046,491
	1,600,000	4.125		03/03/14	2,269,961
Bank of America Corp.
	$400,000	7.375		05/15/14	451,614
	400,000	6.500		08/01/16	444,007
	1,650,000	5.750		12/01/17	1,744,817
	450,000	5.875		01/05/21	469,343
Bank of Montreal(a)
	6,100,000	2.625		01/25/16	6,070,933
Bank of Scotland PLC
	500,000	5.250		02/21/17	515,634
	2,070,000	5.250	(a)	02/21/17	2,126,290
Canadian Imperial Bank of Commerce
	3,190,000	2.000	(a)	02/04/13	3,246,243
AUD	3,500,000	5.750		12/19/13	3,616,128
	$1,490,000	2.600	(a)	07/02/15	1,498,264
	4,200,000	2.750	(a)	01/27/16	4,205,368
Cie de Financement Foncier
	3,500,000	1.625	(a)	07/23/12	3,507,609
	2,800,000	1.625		07/23/12	2,808,649
	1,300,000	2.125	(a)	04/22/13	1,310,934
	2,000,000	2.125		04/22/13	2,016,820
Citigroup, Inc.
EUR	450,000	3.950		10/10/13	640,550
	$1,700,000	4.750		05/19/15	1,775,989
	349,000	6.125		11/21/17	380,097
EUR	800,000	7.375		09/04/19	1,281,177
Credit Suisse Group Finance Guernsey Ltd.(b)
	800,000	3.625		01/23/18	1,119,882
Credit Suisse of New York
	$1,400,000	4.375		08/05/20	1,365,472
DnB NOR Boligkreditt
EUR	500,000	2.750		04/20/15	696,943
	2,200,000	3.375		01/20/17	3,083,701
DnB NOR Boligkreditt AS(a)
	$3,500,000	2.100		10/14/15	3,387,440
	6,200,000	2.900		03/29/16	6,162,676
HSBC Covered Bonds France
EUR	1,800,000	3.375		01/20/17	2,498,373
HSBC Holdings PLC
	$1,150,000	6.800		06/01/38	1,228,991
ING Bank NV(a)
	4,000,000	2.500		01/14/16	3,837,156
JPMorgan Chase & Co.
	1,800,000	4.250		10/15/20	1,717,808
Lloyds TSB Bank PLC(a)
	1,300,000	4.375		01/12/15	1,324,080
Morgan Stanley, Inc.
	1,750,000	4.000		07/24/15	1,772,357
Nordea Eiendomskreditt AS(a)
	3,500,000	1.875		04/07/14	3,492,817
Nordea Hypotek AB
EUR	2,100,000	3.500		01/18/17	2,956,729
Royal Bank of Scotland Group PLC
	$900,000	0.511	(b)	08/29/17	747,290
EUR	1,300,000	6.934		04/09/18	1,805,086
Sparebank 1 Boligkreditt AS
	1,500,000	2.500		06/23/15	2,063,530
Sparebanken 1 Boligkreditt
	1,000,000	5.000		09/10/13	1,490,379
	$6,300,000	1.250	(a)	10/25/13	6,235,456
Swedbank Hypotek AB(a)
	1,320,000	0.759	(b)	03/28/14	1,319,621
	2,330,000	2.950		03/28/16	2,309,127
Swedish Covered Bond Corp.
EUR	2,000,000	3.000		02/03/15	2,816,522
Toronto-Dominion Bank
	$2,990,000	2.200		07/29/15	2,954,551
UBS AG London
EUR	1,600,000	3.875		12/02/19	2,242,817
UBS AG Stamford
	$1,500,000	5.875		12/20/17	1,634,122
Wachovia Bank NA
EUR	1,050,000	6.000		05/23/13	1,583,684
WM Covered Bond Program
	700,000	4.375		05/19/14	1,014,790
	2,050,000	4.000		09/27/16	2,876,854

					107,165,172

Brokerage – 0.1%
Morgan Stanley & Co.
	650,000	5.500		10/02/17	931,454

Communications – 3.0%
AT&T, Inc.
	$2,050,000	5.600		05/15/18	2,244,328
	2,050,000	6.300		01/15/38	2,065,813
Comcast Cable Communications Holdings, Inc.
	170,000	9.455		11/15/22	227,973
Comcast Corp.
	2,200,000	5.700		05/15/18	2,393,661
Omnicom Group, Inc.
	1,150,000	4.450		08/15/20	1,128,053
TDC A/S
EUR	1,500,000	4.375		02/23/18	2,122,419
Telecom Italia Capital SA
	$200,000	6.175		06/18/14	215,409
	531,000	4.950		09/30/14	552,373
Telecom Italia Finance SA
EUR	1,149,000	7.750		01/24/33	1,742,429
Telemar Norte Leste SA
	$850,000	5.500		10/23/20	832,758
Time Warner Cable, Inc.
	2,200,000	6.550		05/01/37	2,235,970
Verizon New Jersey, Inc.
	65,000	8.000		06/01/22	77,185
Verizon Wireless Capital LLC
EUR	1,200,000	8.750		12/18/15	2,073,454
Vodafone Group PLC
	$2,600,000	2.875		03/16/16	2,575,570

					20,487,395

60          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Principal		Interest	Maturity
Amount		Rate	Date	Value

Corporate Obligations – (continued)

Consumer Noncyclical – 1.9%
Altria Group, Inc.
	$1,200,000	9.700%	11/10/18	$1,571,571
BAT International Finance PLC(a)
	1,808,000	9.500	11/15/18	2,391,321
Boston Scientific Corp.
	2,254,000	4.500	01/15/15	2,321,278
CVS Caremark Corp.
	1,550,000	6.125	09/15/39	1,578,477
Imperial Tobacco Finance PLC
EUR	1,450,000	7.250	09/15/14	2,291,933
	150,000	8.375	02/17/16	252,055
Kraft Foods, Inc.
	$1,200,000	6.500	02/09/40	1,273,113
Pfizer, Inc.
	600,000	7.200	03/15/39	742,789
Sanofi-Aventis SA
	700,000	1.625	03/28/14	698,230

				13,120,767

Electric – 0.8%
EDF SA
EUR	950,000	4.625	04/26/30	1,237,150
Enel Finance International SA(a)
	$1,200,000	6.250	09/15/17	1,314,136
	2,600,000	5.125	10/07/19	2,621,567

				5,172,853

Energy – 1.1%
Anadarko Petroleum Corp.
	1,350,000	6.375	09/15/17	1,486,583
Dolphin Energy Ltd.(a)
	1,301,289	5.888	06/15/19	1,382,620
Gaz Capital SA for Gazprom
	1,110,000	9.250	04/23/19	1,380,562
Petrobras International Finance Co.
	490,000	5.375	01/27/21	492,403
Transocean, Inc.
	1,100,000	6.500	11/15/20	1,211,180
	1,159,000	6.800	03/15/38	1,215,143

				7,168,491

Financial Companies – 2.7%
American Express Credit Corp.
GBP	850,000	5.375	10/01/14	1,427,174
Caisse centrale Desjardins du Quebec(a)
	$1,650,000	2.550	03/24/16	1,625,268
Capital One Financial Corp.
	1,790,000	5.700	09/15/11	1,829,658
GE Capital European Funding
EUR	1,100,000	5.250	05/18/15	1,648,072
General Electric Capital Corp.
	$800,000	4.375	09/16/20	775,355
	2,200,000	4.625	01/07/21	2,171,209
Nationwide Building Society
EUR	2,550,000	4.625	09/13/12	3,710,885
Pemex Project Funding Master Trust
	$1,450,000	5.750	03/01/18	1,540,625
SLM Corp.
	1,700,000	6.250	01/25/16	1,778,898
Yorkshire Building Society
EUR	1,600,000	3.250	09/22/15	2,178,680

				18,685,824

Food & Beverage – 0.4%
Anheuser-Busch InBev NV
	150,000	8.625	01/30/17	263,138
Anheuser-Busch InBev Worldwide, Inc.
	$700,000	7.750	01/15/19	861,215
	500,000	6.875	11/15/19	590,628
	558,000	8.200	01/15/39	759,146
Archer-Daniels-Midland Co.
	400,000	4.479	03/01/21	404,960

				2,879,087

Insurance – 1.7%
AON Financial Services Luxembourg SA
EUR	650,000	6.250	07/01/14	976,104
Aviva PLC(b)
	1,050,000	6.875	05/22/38	1,506,660
AXA SA(b)
	1,850,000	6.211	10/05/49	2,359,637
Cloverie PLC for Zurich Insurance Co.(b)
EUR	850,000	7.500	07/24/39	1,305,808
Metropolitan Life Global Funding I(a)
	$1,900,000	2.000	01/10/14	1,889,299
Old Mutual PLC(b)
EUR	250,000	4.500	01/18/17	345,431
Standard Life PLC(b)
	550,000	6.375	07/12/22	793,082
	1,350,000	5.314	01/06/49	1,731,463
ZFS Finance USA Trust I(a)(b)
	$1,050,000	5.875	05/09/32	1,045,821

				11,953,305

Metals & Mining – 1.0%
Anglo American Capital PLC(a)
	3,400,000	9.375	04/08/14	4,066,672
ArcelorMittal
	1,500,000	9.850	06/01/19	1,901,142
Rio Tinto Finance USA Ltd.
	550,000	9.000	05/01/19	722,766

				6,690,580

Natural Gas – 0.7%
DCP Midstream LLC(a)
	1,820,000	5.350	03/15/20	1,891,510
Energy Transfer Partners LP
	100,000	9.700	03/15/19	129,951
	1,050,000	9.000	04/15/19	1,323,182
Enterprise Products Operating LLC
	1,150,000	5.200	09/01/20	1,184,293

				4,528,936

The accompanying notes are an integral part of these financial statements.          61

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)
March 31, 2011

Principal		Interest	Maturity
Amount		Rate	Date	Value

Corporate Obligations – (continued)

Real Estate Investment Trust – 0.3%
Simon Property Group LP
	$2,200,000	5.650%	02/01/20	$2,365,405

Transportation – 0.3%
Transnet Ltd.
	1,940,000	4.500	02/10/16	1,978,800

TOTAL CORPORATE OBLIGATIONS
(Cost $198,554,013)				$203,128,069

Foreign Debt Obligations – 2.3%
Bank Nederlandse Gemeenten
EUR	3,525,000	4.125%	06/28/16	$5,195,979
European Investment Bank
	6,600,000	2.125	01/15/14	9,274,195
German Postal Pensions Securitisation 2 PLC
	1,050,000	4.250	01/18/17	1,534,041

TOTAL FOREIGN DEBT OBLIGATIONS
(Cost $15,561,233)				$16,004,215

Asset-Backed Securities – 3.8%
Home Equity – 0.6%
CIT Mortgage Loan Trust Series 2007-1, Class 2A1(a)(b)
	$1,017,082	1.250%	10/25/37	$986,978
CIT Mortgage Loan Trust Series 2007-1, Class 2A2(a)(b)
	1,600,000	1.500	10/25/37	1,206,010
CIT Mortgage Loan Trust Series 2007-1, Class 2A3(a)(b)
	2,900,000	1.700	10/25/37	1,573,055
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
	146,687	7.000	09/25/37	106,893
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1
	187,953	7.000	09/25/37	131,584

				4,004,520

Student Loans(b) – 3.2%
Access Group, Inc. Series 2004-2, Class A2
	4,000,000	0.453	01/25/16	3,773,185
Brazos Higher Education Authority, Inc. Series 2005-3, Class A14
	574,263	0.418	09/25/23	569,659
College Loan Corp. Trust Series 2005-1, Class A2
	4,000,000	0.403	07/25/24	3,982,402
Knowledgeworks Foundation Student Loan Series 2010-1, Class A
	1,343,923	1.262	02/25/42	1,324,948
NCUA Guaranteed Notes Series 2010-A1, Class A
	368,824	0.586	12/07/20	369,364
Nelnet Student Loan Trust Series 2010-3A, Class A(a)
	1,560,038	1.083	07/27/48	1,561,481
Nelnet Student Loan Trust Series 2011-1A, Class A(a)
	893,392	1.100	02/25/43	893,389
SLC Student Loan Center Series 2011-1, Class A(a)
	1,795,981	1.470	10/25/27	1,795,981
SLC Student Loan Trust Series 2006-1, Class A4
	3,000,000	0.390	12/15/21	2,946,063
US Education Loan Trust LLC Series 2006-1, Class A2(a)
	839,533	0.441	03/01/25	824,362
Wachovia Student Loan Trust Series 2006-1, Class A4(a)
	4,000,000	0.383	04/25/23	3,928,962

				21,969,796

TOTAL ASSET-BACKED SECURITIES
(Cost $27,817,652)				$25,974,316

Mortgage-Backed Obligations – 15.4%
Adjustable Rate Non-Agency(b) – 0.4%
American Home Mortgage Investment Trust Series 2004-3, Class 1A
	$13,972	0.620%	10/25/34	$13,039
Countrywide Alternative Loan Trust Series 2005-38, Class A1
	276,090	1.812	09/25/35	179,827
Countrywide Alternative Loan Trust Series 2005-82, Class A1
	3,635,486	0.520	02/25/36	2,163,472
Countrywide Alternative Loan Trust Series 2006-OA1, Class 2A1
	1,261,694	0.464	03/20/46	745,454

TOTAL ADJUSTABLE RATE NON-AGENCY				$3,101,792

Collateralized Mortgage Obligations – 5.1%
Arkle Master Issuer PLC Series 2010-2X, Class 2A(b)
EUR	1,500,000	2.590	05/17/60	2,134,270
Countrywide Home Loan Mortgage Pass-Through Trust Series 2004-HYB5, Class 2A1(b)
	$383,861	3.051	04/20/35	358,135
FDIC Structured Sale Guaranteed Notes Series 2010-S1, Class 1A(a)(b)
	735,620	0.796	02/25/48	735,973
FHLMC Multifamily Structured Pass Through Certificates Series K011, Class A2
	3,700,000	4.084	11/25/20	3,683,105
GMAC Mortgage Corp. Loan Trust Series 2004-AR1, Class 12A(b)
	679,356	3.174	06/25/34	675,186
GS Mortgage Securities Trust Series 2007-GG10, Class A4(b)
	800,000	6.002	08/10/45	850,426
Harborview Mortgage Loan Trust Series 2006-6, Class 3A1A(b)
	1,611,675	3.642	08/19/36	1,011,559
Indymac Index Mortgage Loan Trust Series 2005-AR13, Class 4A1(b)
	341,548	2.591	08/25/35	277,006
Lanark Master Issuer PLC Series 2007-1X, Class 3A2(b)
EUR	3,637,703	1.218	12/22/54	5,043,256
Luminent Mortgage Trust Series 2006-5, Class A1A(b)
	$1,546,224	0.440	07/25/36	879,531
NCUA Guaranteed Notes Series 2010-C1, Class APT
	3,757,453	2.650	10/29/20	3,640,032
NCUA Guaranteed Notes Series 2010-R1, Class 1A(b)
	372,303	0.690	10/07/20	372,827

62          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Principal		Interest	Maturity
Amount		Rate	Date		Value

Mortgage-Backed Obligations – (continued)
Collateralized Mortgage Obligations – (continued)

NCUA Guaranteed Notes Series 2010-R1, Class 2A
	$205,937	1.840%	10/07/20		$203,363
NCUA Guaranteed Notes Series 2010-R2, Class 1A(b)
	465,735	0.610	11/06/17		465,881
NCUA Guaranteed Notes Series 2011-R1, Class 1A(b)
	785,814	0.690	01/08/20		786,796
Permanent Master Issuer PLC Series 2006-1, Class 6A1(b)
GBP	800,000	0.890	04/15/20		1,252,854
Permanent Master Issuer PLC Series 2009-1, Class A3(b)
EUR	3,300,000	2.706	07/15/42		4,719,256
Residential Accredit Loans, Inc. Series 2005-Q05, Class A1(b)
	$1,673,324	1.312	01/25/46		1,015,766
Sequoia Mortgage Trust Series 2004-10, Class A3A(b)
	346,803	0.783	11/20/34		309,588
Silverstone Master Issuer Series 2010-1A, Class A2(a)(b)
EUR	2,500,000	2.514	01/21/55		3,566,011
Structured Adjustable Rate Mortgage Loan Trust Series 2004-05, Class 3A1(b)
	$830,882	2.588	05/25/34		760,931
Structured Adjustable Rate Mortgage Loan Trust Series 2004-12, Class 3A2(b)
	163,146	2.553	09/25/34		142,219
Structured Adjustable Rate Mortgage Loan Trust Series 2004-16, Class 3A1(b)
	857,445	2.713	11/25/34		776,278
Washington Mutual Mortgage Pass-Through Certificates Series 2007-0A1, Class A1A(b)
	1,827,380	1.012	02/25/47		1,208,285

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS					$34,868,534

Commercial Mortgage-Backed Securities – 0.5%
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2006-LDP9, Class A3
	$3,000,000	5.336%	05/15/47		$3,164,349

Federal Agencies – 9.4%
Adjustable Rate FNMA(b) – 1.4%
	$3,856,450	5.738%	09/01/37		$4,125,196
	2,216,757	6.146	09/01/37		2,371,237
	2,909,658	5.771	10/01/37		3,112,425

					9,608,858

FHLMC – 1.5%
	2,216	5.000	09/01/16		2,363
	28,959	5.000	11/01/16		30,878
	5,775	5.000	12/01/16		6,158
	84,642	5.000	01/01/17		90,394
	152,453	5.000	02/01/17		163,028
	120,924	5.000	03/01/17		129,311
	212,997	5.000	04/01/17		227,773
	8,347	5.000	05/01/17		8,926
	3,389	5.000	06/01/17		3,624
	6,358	5.000	08/01/17		6,798
	559,572	5.000	09/01/17		598,388
	628,148	5.000	10/01/17		671,723
	363,472	5.000	11/01/17		388,690
	400,513	5.000	12/01/17		428,299
	493,312	5.000	01/01/18		528,035
	1,100,524	5.000	02/01/18		1,177,057
	1,074,768	5.000	03/01/18		1,150,314
	919,708	5.000	04/01/18		984,844
	617,756	5.000	05/01/18		661,601
	150,664	5.000	06/01/18		161,046
	144,954	5.000	07/01/18		154,551
	83,982	5.000	08/01/18		89,701
	55,126	5.000	09/01/18		59,092
	195,853	5.000	10/01/18		209,827
	223,963	5.000	11/01/18		239,877
	152,154	5.000	12/01/18		163,102
	109,075	5.000	01/01/19		116,929
	16,476	5.000	02/01/19		17,673
	27,325	5.000	03/01/19		29,309
	99,167	5.000	02/01/37		104,230
	961,107	4.500	09/01/39		981,667
	355,019	4.500	10/01/39		362,660
	153,694	5.000	01/01/40		161,084

					10,108,952

FNMA – 6.4%
	9,129	5.000	04/01/18		9,722
	70,616	5.000	05/01/18		75,205
	8,872	5.000	06/01/18		9,446
	8,706	5.000	11/01/18		9,275
	7,698	5.000	03/01/19		8,200
	9,023	5.000	04/01/19		9,611
	4,000,000	4.506	06/01/19		4,155,779
	1,700,000	3.416	10/01/20		1,620,657
	2,500,000	3.375	11/01/20		2,374,217
	1,300,000	3.631	12/01/20		1,256,009
	798,264	3.763	12/01/20		780,824
	22,477	5.000	08/01/33		23,661
	13,055	5.500	02/01/34		14,025
	12,004	5.500	05/01/34		12,895
	8,320	5.500	10/01/34		8,935
	70,526	5.500	12/01/34		75,730
	20,128	5.500	04/01/35		21,613
	16,926	5.500	07/01/35		18,172
	33,856	6.000	07/01/38		36,842
	142,880	4.500	05/01/39		145,943
	66,483	4.500	06/01/39		67,908
	542,573	4.500	08/01/39		555,095
	45,949	4.500	09/01/39		47,021
	117,751	4.500	10/01/39		120,498
	185,822	4.500	11/01/39		190,156
	271,371	4.500	12/01/39		277,699
	6,000,000	4.000	TBA-30yr	(c)	5,902,500
	2,000,000	4.500	TBA-30yr	(c)	2,035,469
	5,000,000	5.000	TBA-30yr	(c)	5,231,250
	17,000,000	6.000	TBA-30yr	(c)	18,488,828

					43,583,185

The accompanying notes are an integral part of these financial statements.          63

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)
March 31, 2011

Principal		Interest	Maturity
Amount		Rate	Date	Value

Mortgage-Backed Obligations – (continued)

GNMA – 0.1%
	$889,151	3.950%	07/15/25	$884,859
	94,574	4.500	10/15/39	98,003

				982,862

TOTAL FEDERAL AGENCIES				$64,283,857

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $108,897,498)				$105,418,532

Government Guarantee Obligations(d) – 3.8%
Achmea Hypotheekbank NV(a)
	$4,800,000	3.200%	11/03/14	$4,970,765
ING Bank NV
EUR	2,600,000	3.375	03/03/14	3,753,663
Kreditanstalt fuer Wiederaufbau
	3,000,000	3.125	02/25/14	4,318,765
	1,500,000	2.125	04/11/14	2,100,523
AUD	3,000,000	6.000	08/20/20	3,006,575
LeasePlan Corp. NV
EUR	2,750,000	3.250	05/22/14	3,972,242
Swedbank AB
	2,550,000	3.375	05/27/14	3,675,493

TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
(Cost $24,193,242)				$25,798,026

U.S. Treasury Obligations – 2.9%
United States Treasury Bonds
	$1,400,000	4.500%	08/15/39	$1,399,496
	3,000,000	4.375	05/15/40	2,932,680
	890,000	3.875	08/15/40	796,390
	2,200,000	4.250	11/15/40	2,103,640
United States Treasury Inflation Protected Securities
	1,952,746	1.125	01/15/21	1,981,273
	1,588,657	2.375	01/15/25	1,784,014
	2,640,348	2.000	01/15/26	2,818,160
	2,150,964	2.375	01/15/27	2,395,292
United States Treasury Notes(e)
	3,620,000	2.625	11/15/20	3,378,220

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $19,839,598)				$19,589,165

	Exercise	Expiration
Contracts	Rate	Date	Value

Options Purchased – 0.0%
Cross Currency Options – 0.0%
Call EUR 1,650,000 Put NZD 3,217,500	1.950%	04/20/11	$1,120
Call EUR 2,106,000 Put AUD 3,053,700	1.450	04/06/11	6
Call MXN 44,260,000 Put JPY 320,885,000	7.250	04/05/11	115
Put AUD 2,668,000 Call MXN 31,215,600	11.700	04/15/11	257
Put AUD 3,438,000 Call NZD 4,624,110	1.345	05/03/11	22,578
Put EUR 2,173,000 Call TRY 4,563,300	2.100	04/28/11	1,783
Put EUR 2,519,000 Call RUB 99,500,500	39.500	04/06/11	275
Put EUR 3,143,000 Call NOK 24,578,260	7.820	04/06/11	10,695
Put EUR 3,772,000 Call PLN 14,974,840	3.970	04/26/11	13,289
Put JPY 276,403,000 Call KRW 3,593,239,000	13.000	05/06/11	32,455
Put NZD 2,200,000 Call SGD 1,980,000	0.900	04/20/11	32
Put NZD 3,517,000 Call JPY 218,054,000	62.000	04/07/11	6,360

			88,965

Currency Options — 0.0%
Call GBP 2,223,000 Put USD 3,590,145	1.615	04/11/11	13,277
Call NZD 2,444,000 Put USD 1,802,450	0.738	04/01/11	62,802
Call USD 2,262,000 Put JPY 196,794,000	87.000	05/05/11	4,060
Call USD 3,510,000 Put BRL 6,142,500	1.750	05/02/11	4,714
Put EUR 2,513,000 Call USD 3,518,200	1.400	04/06/11	4,010
Put USD 7,033,000 Call HKD 54,013,440	7.680	07/01/11	3,516

			92,379

TOTAL OPTIONS PURCHASED
(Cost $249,115)			$181,344

64          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-Term Obligations – 3.1%
Commercial Paper – 3.1%
JPMorgan Corp.
$9,679,599	0.050%	04/01/11	$9,679,599
Rabobank
11,639,169	0.100	04/01/11	11,639,169

TOTAL SHORT-TERM OBLIGATIONS
(Cost $21,318,768)			$21,318,768

TOTAL INVESTMENTS – 100.9%
(Cost $667,820,007)			$690,942,399

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.9)%			(6,014,930)

NET ASSETS – 100.0%			$684,927,469

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $95,002,135, which represents approximately 13.9% of net assets as of March 31, 2011.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2011.

(c)	TBA (To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $31,658,047 which represents approximately 4.6% of net assets as of March 31, 2011.

(d)	Guaranteed by a foreign government until maturity. Total market value of these securities amounts to $25,798,026, which represents approximately 3.8% of net assets as of March 31, 2011.

(e)	All or a portion of security is segregated as collateral for initial margin requirement on futures transactions.

Currency Abbreviations:
AUD	—	Australian Dollar
BRL	—	Brazilian Real
CAD	—	Canadian Dollar
CHF	—	Swiss Franc
CLP	—	Chilean Peso
CNY	—	Chinese Yuan
CZK	—	Czech Koruna
DKK	—	Danish Krone
EUR	—	Euro
GBP	—	British Pound
HKD	—	Hong Kong Dollar
HUF	—	Hungarian Forint
IDR	—	Indonesian Rupiah
ILS	—	Israeli Shekel
INR	—	Indian Rupee
JPY	—	Japanese Yen
KRW	—	South Korean Won
MXN	—	Mexican Peso
MYR	—	Malaysian Ringgit
NOK	—	Norwegian Krone
NZD	—	New Zealand Dollar
PHP	—	Philippine Peso
PLN	—	Polish Zloty
RUB	—	Russian Ruble
SEK	—	Swedish Krona
SGD	—	Singapore Dollar
TRY	—	Turkish Lira
TWD	—	Taiwan Dollar
ZAR	—	South African Rand

Investment Abbreviations:
BP	—	British Pound Offered Rate
CDOR	—	Canadian Dollar Offered Rate
CHFOR	—	Swiss Franc Offered Rate
EURO	—	Euro Offered Rate
FDIC	—	Federal Deposit Insurance Corp.
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GNMA	—	Government National Mortgage Association
JYOR	—	Japanese Yen Offered Rate
KWCDC	—	South Korean Won Certificate of Deposit
LIBOR	—	London Interbank Offered Rate
NCUA	—	National Credit Union Administration
NZDOR	—	New Zealand Dollar Offered Rate
OTC	—	Over the Counter

The accompanying notes are an integral part of these financial statements.          65

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)
March 31, 2011

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2011, the Fund had outstanding forward foreign currency exchange contracts, both to purchase and sell foreign currencies:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

	Contracts	Expiration	Current	Unrealized
Counterparty	to Buy/Sell	Date	Value	Gain

Bank of America Securities LLC	AUD/USD	06/15/11	$1,610,461	$40,546
	BRL/USD	04/18/11	819,813	20,813
	BRL/USD	05/04/11	473,248	10,248
	CAD/USD	06/15/11	3,247,992	42,965
	CHF/USD	06/15/11	1,033,958	16,958
	CLP/USD	04/11/11	454,230	6,230
	CLP/USD	04/25/11	1,899,759	15,759
	EUR/GBP	06/15/11	2,453,800	66,404
	EUR/PLN	06/15/11	2,680,787	20,543
	EUR/USD	06/15/11	3,097,543	52,538
	HUF/EUR	06/15/11	2,690,009	47,381
	ILS/USD	06/15/11	2,872,303	95,090
	INR/USD	04/25/11	627,478	5,478
	KRW/USD	04/04/11	910,086	22,086
	KRW/USD	04/07/11	574,852	12,852
	KRW/USD	04/11/11	703,647	14,647
	KRW/USD	04/28/11	1,741,253	23,503
	MXN/USD	06/15/11	714,758	12,758
	MYR/USD	04/25/11	1,056,574	574
	NOK/USD	06/15/11	219,149	5,149
	NZD/JPY	06/15/11	414,371	1,898
	PHP/USD	04/25/11	712,199	7,199
	RUB/USD	04/15/11	561,641	3,641
	SGD/USD	06/15/11	1,141,040	11,117
	TRY/USD	06/15/11	848,403	29,662
	TWD/USD	05/23/11	1,777,853	2,853
	USD/CLP	04/11/11	1,777,600	7,400
Barclays Bank PLC	AUD/USD	06/15/11	1,511,599	42,268
	CHF/USD	06/15/11	495,193	4,193
	EUR/CHF	06/15/11	774,633	5,059
	EUR/GBP	06/15/11	994,117	4,908
	EUR/NOK	06/15/11	397,520	109
	EUR/PLN	06/15/11	445,650	1,506
	INR/USD	04/18/11	847,915	10,915
	KRW/USD	04/14/11	563,467	12,467
	MYR/USD	04/07/11	897,996	1,996
	NOK/EUR	06/15/11	1,798,528	9,977
	NZD/USD	06/15/11	319,600	7,883
	PHP/USD	04/01/11	896,470	470
	PHP/USD	04/08/11	1,754,466	20,448
	PLN/EUR	06/15/11	888,650	2,943
	USD/GBP	06/15/11	729,148	5,345
	USD/PHP	04/07/11	390,318	52
	ZAR/USD	06/15/11	730,933	5,933
BNP Paribas SA	AUD/CHF	06/15/11	527,717	2,957
	AUD/EUR	04/08/11	600,694	23,977
	AUD/GBP	06/15/11	878,183	38,459
	AUD/USD	06/15/11	1,370,736	45,324
	CAD/GBP	06/15/11	248,391	4,377
	CAD/USD	06/15/11	401,880	8,880

66          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

	Contracts	Expiration	Current	Unrealized
Counterparty	to Buy/Sell	Date	Value	Gain

BNP Paribas SA (continued)
	CHF/USD	06/15/11	$1,047,582	$9,082
	CNY/USD	06/01/11	975,513	513
	CNY/USD	06/14/11	872,302	7,302
	EUR/CAD	06/15/11	976,850	16,515
	EUR/GBP	06/15/11	789,994	6,679
	EUR/PLN	06/15/11	1,027,121	5,865
	EUR/USD	06/15/11	4,246,563	66,592
	HUF/EUR	06/15/11	533,474	2,115
	INR/USD	04/25/11	858,020	7,020
	KRW/USD	04/04/11	900,294	12,294
	MXN/USD	06/15/11	447,276	3,276
	NZD/USD	06/15/11	910,214	26,385
	PLN/EUR	06/15/11	682,054	3,268
	PLN/USD	06/15/11	948,842	18,317
	RUB/USD	04/11/11	814,172	44,172
	USD/CAD	06/15/11	825,672	1,328
	USD/CHF	06/15/11	1,142,270	7,448
	USD/EUR	06/15/11	888,651	203
	USD/JPY	06/15/11	879,043	13,957
	USD/RUB	04/04/11	895,225	1,775
Citibank NA	CAD/USD	06/15/11	2,499,873	45,329
	CLP/USD	04/25/11	1,792,603	11,603
	INR/USD	04/28/11	855,028	3,028
	KRW/USD	04/28/11	2,263,748	45,748
	NZD/CAD	06/15/11	841,908	19,721
	NZD/USD	04/05/11	459,941	6,557
	NZD/USD	06/15/11	901,863	18,585
	SGD/USD	06/15/11	3,575,100	13,100
	TRY/USD	06/15/11	2,269,122	41,122
	USD/CLP	04/11/11	1,812,874	126
	USD/JPY	06/15/11	3,644,481	19,364
	USD/PHP	04/08/11	186,957	77
	USD/TWD	05/23/11	1,456,029	18,971
Credit Suisse International (London)	AUD/EUR	06/15/11	455,646	2,337
	AUD/USD	06/15/11	919,971	30,753
	BRL/USD	04/15/11	923,581	21,581
	BRL/USD	04/18/11	1,799,971	29,971
	BRL/USD	04/25/11	1,010,801	23,801
	CAD/JPY	06/15/11	780,362	28,975
	CAD/USD	06/15/11	1,481,653	19,400
	CHF/JPY	06/15/11	536,675	13,690
	CHF/USD	06/15/11	1,927,356	29,356
	EUR/AUD	06/15/11	1,418,511	3,048
	EUR/CAD	06/15/11	717,848	13,732
	EUR/CHF	06/15/11	4,431,694	58,258
	EUR/GBP	06/15/11	2,423,247	20,119
	EUR/JPY	06/15/11	776,220	19,038
	EUR/NOK	06/15/11	723,407	3,928
	EUR/PLN	06/15/11	1,628,366	11,676
	EUR/USD	04/01/11	1,304,288	31,644
	EUR/USD	06/15/11	2,890,946	46,763
	HUF/EUR	06/15/11	447,156	5,039
	KRW/USD	04/04/11	480,202	11,128

The accompanying notes are an integral part of these financial statements.          67

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)
March 31, 2011

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

	Contracts	Expiration	Current	Unrealized
Counterparty	to Buy/Sell	Date	Value	Gain

Credit Suisse International (London) (continued)
	KRW/USD	04/18/11	$584,483	$20,483
	MXN/USD	06/15/11	2,490,553	16,553
	MYR/USD	04/25/11	1,030,526	526
	NOK/EUR	06/15/11	598,566	8,839
	NOK/JPY	06/15/11	875,374	21,181
	NZD/USD	06/15/11	454,727	11,994
	SEK/EUR	06/15/11	399,044	2,010
	TRY/USD	06/15/11	1,934,018	60,628
	TWD/USD	05/23/11	890,187	1,187
	USD/CHF	06/15/11	894,854	146
	USD/JPY	06/15/11	898,149	14,851
	ZAR/USD	06/15/11	1,804,891	27,891
Deutsche Bank AG (London)	AUD/CAD	06/15/11	898,347	22,648
	AUD/EUR	06/15/11	227,823	601
	AUD/MXN	06/15/11	326,310	4,608
	AUD/USD	06/15/11	6,909,513	174,337
	BRL/USD	04/11/11	568,205	10,205
	CAD/USD	06/15/11	6,457,785	134,785
	CHF/USD	06/15/11	9,005,893	78,643
	EUR/AUD	06/15/11	1,589,043	57
	EUR/CHF	06/15/11	2,810,768	46,217
	EUR/GBP	06/15/11	6,863,751	218,428
	EUR/JPY	06/15/11	3,284,962	127,617
	EUR/NOK	06/15/11	593,200	2,536
	EUR/USD	04/01/11	9,502,534	79,929
	EUR/USD	06/15/11	31,322,116	674,398
	ILS/USD	06/15/11	443,380	1,380
	INR/USD	04/25/11	713,187	4,187
	INR/USD	04/28/11	1,782,694	7,694
	KRW/USD	04/11/11	637,148	12,148
	KRW/USD	04/18/11	574,200	16,200
	KRW/USD	05/11/11	930,832	6,531
	MXN/USD	06/15/11	1,011,516	5,516
	MYR/USD	04/08/11	2,453,080	5,371
	NOK/USD	06/15/11	1,789,533	11,533
	NZD/EUR	04/26/11	389,619	18,366
	NZD/USD	04/05/11	459,941	7,408
	NZD/USD	06/15/11	3,126,915	98,058
	PHP/USD	04/01/11	900,289	4,289
	PHP/USD	04/25/11	567,293	3,293
	SGD/USD	06/15/11	4,223,932	55,082
	TWD/USD	05/23/11	890,490	1,490
	USD/DKK	05/26/11	2,982,408	7,861
	USD/EUR	06/15/11	5,275,304	6,869
	USD/GBP	06/15/11	10,612,555	99,116
	USD/INR	04/28/11	1,207,544	2,988
	USD/JPY	06/15/11	7,825,306	244,294
	USD/MYR	04/28/11	977,581	2,374
	USD/PHP	04/08/11	895,009	991
	USD/PHP	04/25/11	863,149	1,517
	USD/SEK	05/24/11	5,954,899	8,505
	USD/TWD	05/23/11	2,212,867	1,341

68          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

	Contracts	Expiration	Current	Unrealized
Counterparty	to Buy/Sell	Date	Value	Gain

HSBC Bank PLC	AUD/CHF	06/15/11	$875,652	$9,487
	CLP/USD	04/25/11	797,276	6,276
	CNY/USD	06/21/11	6,079,901	26,111
	KRW/USD	04/11/11	968,708	27,304
	NOK/SEK	06/15/11	370,624	1,035
	SGD/USD	06/15/11	2,776,139	32,868
	USD/CNY	06/01/11	2,075,018	180
JPMorgan Securities, Inc.	AUD/EUR	04/08/11	598,820	21,684
	AUD/EUR	06/15/11	530,643	1,351
	AUD/USD	06/15/11	908,702	27,547
	CAD/USD	06/15/11	723,447	13,395
	EUR/GBP	06/15/11	876,072	13,994
	EUR/NOK	06/15/11	389,102	37
	EUR/PLN	06/15/11	748,492	5,729
	EUR/USD	04/01/11	2,059,575	43,996
	EUR/USD	06/15/11	2,422,564	31,727
	HUF/EUR	06/15/11	887,235	3,136
	KRW/USD	04/25/11	910,395	20,395
	MXN/USD	06/15/11	3,175,103	33,103
	MYR/USD	04/07/11	897,966	1,966
	NOK/EUR	06/15/11	798,088	7,216
	NZD/CHF	06/15/11	52,352	788
	NZD/JPY	06/15/11	186,563	27,526
	SGD/USD	06/15/11	902,484	6,484
	TRY/USD	06/15/11	2,110,608	43,558
	USD/EUR	04/01/11	542,600	213
	USD/GBP	04/04/11	76,055,870	312,617
	USD/GBP	05/16/11	63,571,127	186,756
	USD/JPY	04/27/11	100,900,316	2,811,543
	USD/JPY	06/15/11	735,952	48
	USD/RUB	04/22/11	67,518	666
Morgan Stanley Capital Services, Inc.	AUD/EUR	04/08/11	596,836	23,461
	AUD/USD	06/15/11	2,509,943	60,083
	CHF/USD	06/15/11	1,571,485	14,485
	EUR/CHF	06/15/11	439,660	3,250
	EUR/GBP	06/15/11	726,171	33,710
	EUR/SEK	06/15/11	1,793,225	22,283
	EUR/USD	06/15/11	1,753,246	52,317
	GBP/EUR	06/15/11	994,780	672
	ILS/USD	06/15/11	19,806	378
	INR/USD	04/18/11	897,827	7,827
	INR/USD	04/25/11	895,820	7,820
	KRW/USD	04/18/11	1,204,350	25,350
	MXN/USD	06/15/11	4,210,056	63,377
	MYR/USD	04/21/11	710,590	5,590
	MYR/USD	04/25/11	1,030,526	526
	NZD/CAD	06/15/11	448,026	8,979
	NZD/USD	06/15/11	2,257,695	74,608
	RUB/USD	04/15/11	2,782,568	15,549
	RUB/USD	04/18/11	926,623	9,623
	SGD/USD	06/15/11	631,596	6,596
	TRY/USD	06/15/11	2,706,872	39,731
	USD/EUR	06/15/11	1,003,270	2,532

The accompanying notes are an integral part of these financial statements.          69

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)
March 31, 2011

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

	Contracts	Expiration	Current	Unrealized
Counterparty	to Buy/Sell	Date	Value	Gain

Morgan Stanley Capital Services, Inc. (continued)
	USD/GBP	06/15/11	$591,318	$6,449
	USD/JPY	06/15/11	550,960	7,040
	ZAR/USD	06/15/11	381,706	15,706
Royal Bank of Canada	SEK/USD	06/15/11	608,194	10,000
	USD/JPY	06/15/11	872,727	15,273
Royal Bank of Scotland	CNY/USD	03/14/12	4,322,095	14,095
	EUR/USD	06/15/11	1,137,700	37,120
	GBP/USD	05/16/11	13,712,278	7,125
	HUF/EUR	06/15/11	884,406	16,729
	INR/USD	04/28/11	1,778,747	2,747
	NZD/USD	06/15/11	1,642,090	43,994
	USD/CLP	04/11/11	754,846	632
	USD/JPY	06/15/11	2,152,253	37,697
	USD/RUB	04/04/11	893,491	3,509
State Street Bank	AUD/EUR	06/15/11	488,192	4,823
	AUD/JPY	06/15/11	381,374	51,975
	AUD/USD	06/15/11	1,334,880	17,745
	CAD/CHF	06/15/11	882,677	8,006
	CAD/JPY	06/15/11	1,162,694	24,540
	CHF/USD	06/15/11	904,394	8,394
	EUR/CHF	06/15/11	2,771,779	34,263
	EUR/GBP	06/15/11	3,868,328	105,130
	EUR/USD	06/15/11	4,395,143	82,266
	KRW/USD	04/04/11	594,514	3,657
	KRW/USD	04/11/11	1,831,160	32,583
	KRW/USD	04/25/11	911,378	20,378
	MXN/USD	06/15/11	3,514,654	76,624
	NOK/SEK	06/15/11	215,464	437
	NZD/EUR	04/26/11	311,696	15,601
	USD/JPY	05/11/11	917,354	12,437
	USD/JPY	06/15/11	552,115	5,885
	USD/KRW	04/07/11	574,852	737
	USD/MXN	06/15/11	864,318	348
	USD/NZD	06/15/11	693,181	1,055
	USD/PLN	06/15/11	863,208	1,458
	USD/SEK	06/15/11	460,382	773
	ZAR/USD	06/15/11	2,426,486	64,486
UBS AG (London)	EUR/GBP	06/15/11	991,464	3,316
	INR/USD	04/25/11	898,434	8,434
	NZD/USD	06/15/11	584,093	34,919
	RUB/USD	04/14/11	901,331	8,331
	SEK/EUR	06/15/11	908,462	3,400
	TRY/USD	06/15/11	893,470	5,470
	ZAR/USD	06/15/11	909,505	21,505
Westpac Banking Corp.	NZD/USD	06/15/11	1,147,414	33,410
	USD/JPY	06/15/11	3,658,095	23,888

TOTAL				$9,305,985

70          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

	Contracts	Expiration	Current	Unrealized
Counterparty	to Buy/Sell	Date	Value	Loss

Bank of America Securities LLC	AUD/EUR	06/15/11	$397,346	$(514)
	CHF/EUR	06/15/11	798,088	(30,270)
	EUR/AUD	04/08/11	729,147	(28,220)
	EUR/HUF	06/15/11	635,030	(19,484)
	EUR/NOK	06/15/11	1,503,984	(9,692)
	EUR/PLN	06/15/11	915,137	(9,505)
	EUR/USD	05/12/11	12,475,371	(34,806)
	EUR/USD	06/15/11	881,576	(337)
	GBP/EUR	06/15/11	1,195,717	(10,458)
	JPY/USD	04/27/11	22,126,860	(79,408)
	KRW/USD	05/04/11	491,227	(773)
	PLN/EUR	06/15/11	1,163,171	(13,409)
	RUB/USD	04/25/11	344,438	(908)
	SEK/EUR	06/15/11	619,792	(1,050)
	USD/AUD	06/15/11	726,347	(26,706)
	USD/BRL	04/18/11	435,843	(12,843)
	USD/CAD	06/15/11	1,272,786	(12,786)
	USD/CLP	04/11/11	541,949	(6,949)
	USD/HKD	07/05/11	188,699	(209)
	USD/KRW	04/18/11	1,161,996	(39,996)
	USD/MXN	06/15/11	891,712	(3,683)
	USD/MYR	04/21/11	713,171	(8,171)
	USD/NZD	06/15/11	418,289	(14,365)
	USD/RUB	04/25/11	1,772,122	(5,122)
	USD/SGD	06/15/11	2,190,036	(30,036)
Barclays Bank PLC	CAD/AUD	06/15/11	751,958	(11,371)
	CHF/AUD	06/15/11	504,037	(6,201)
	CHF/EUR	06/15/11	1,818,338	(26,636)
	EUR/AUD	04/08/11	625,840	(25,146)
	EUR/NOK	06/15/11	698,406	(2,202)
	EUR/NZD	06/15/11	949,388	(45,172)
	EUR/PLN	06/15/11	921,571	(17,355)
	EUR/SEK	06/15/11	458,286	(4,055)
	GBP/EUR	06/15/11	2,600,859	(57,951)
	GBP/USD	04/04/11	11,740,522	(24,896)
	GBP/USD	06/15/11	1,765,982	(17,895)
	JPY/EUR	06/15/11	454,231	(16,376)
	JPY/USD	05/11/11	917,354	(12,408)
	JPY/USD	06/15/11	549,062	(6,938)
	PHP/USD	04/07/11	390,318	(682)
	PHP/USD	04/14/11	390,176	(418)
	PHP/USD	04/25/11	889,170	(1,830)
	SEK/EUR	06/15/11	1,802,773	(13,266)
	USD/BRL	04/18/11	435,327	(12,327)
	USD/CAD	06/15/11	907,888	(12,888)
	USD/EUR	06/15/11	890,066	(2,940)
	USD/HUF	06/15/11	1,472,426	(92,638)
	USD/ILS	06/15/11	456,169	(9,169)
	USD/KRW	04/04/11	578,795	(16,795)
	USD/KRW	04/14/11	568,134	(17,134)
	USD/KRW	05/11/11	930,832	(7,097)
	USD/NZD	06/15/11	1,148,585	(50,321)
	USD/PHP	04/18/11	357,107	(4,621)

The accompanying notes are an integral part of these financial statements.          71

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)
March 31, 2011

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

	Contracts	Expiration	Current	Unrealized
Counterparty	to Buy/Sell	Date	Value	Loss

Barclays Bank PLC (continued)
	USD/PLN	05/05/11	$2,090,865	$(16,800)
	USD/RUB	04/04/11	899,741	(3,741)
	USD/SGD	06/15/11	747,271	(11,271)
	USD/TWD	04/07/11	900,806	(4,806)
	USD/ZAR	05/19/11	1,565,828	(25,481)
	USD/ZAR	06/15/11	1,067,670	(54,670)
BNP Paribas SA	CAD/EUR	06/15/11	779,692	(15,061)
	CHF/EUR	06/15/11	2,128,942	(27,653)
	CNY/USD	06/14/11	4,602,070	(6,530)
	GBP/AUD	06/15/11	468,760	(16,848)
	GBP/EUR	06/15/11	1,583,440	(30,803)
	GBP/USD	06/15/11	365,375	(1,620)
	INR/USD	05/06/11	881,731	(2,269)
	JPY/NZD	06/15/11	320,207	(1,734)
	JPY/USD	06/15/11	438,683	(3,317)
	MYR/USD	05/09/11	978,822	(385)
	NOK/EUR	06/15/11	993,365	(8,653)
	RUB/USD	04/04/11	283,014	(1,750)
	USD/AUD	06/15/11	2,094,009	(65,726)
	USD/CAD	06/15/11	715,657	(10,657)
	USD/CHF	06/15/11	754,472	(18,472)
	USD/EUR	06/15/11	6,820,771	(93,429)
	USD/INR	04/18/11	359,552	(7,193)
	USD/NOK	06/15/11	915,233	(20,233)
	USD/NZD	04/05/11	919,882	(27,575)
	USD/NZD	06/15/11	469,910	(25,189)
	USD/RUB	04/18/11	716,793	(11,793)
Citibank NA	CLP/USD	04/11/11	881,597	(2,403)
	CNY/USD	02/08/12	1,753,252	(3,862)
	JPY/CAD	06/15/11	900,980	(19,554)
	PHP/USD	04/18/11	2,462,317	(8,560)
	PHP/USD	04/25/11	1,981,318	(587)
	RUB/USD	04/04/11	1,778,729	(2,271)
	USD/CHF	06/15/11	3,422,354	(104,767)
	USD/EUR	05/12/11	115,266,411	(761,031)
	USD/EUR	06/15/11	880,570	(12,834)
	USD/KRW	04/04/11	1,385,440	(40,440)
	USD/PHP	04/01/11	1,796,758	(2,800)
Credit Suisse International (London)	CAD/AUD	06/15/11	451,790	(9,403)
	CAD/NZD	06/15/11	550,380	(16,032)
	CHF/EUR	06/15/11	2,347,567	(35,462)
	CHF/USD	06/15/11	1,469,196	(14,403)
	EUR/NOK	06/15/11	318,477	(91)
	EUR/PLN	06/15/11	1,561,913	(9,604)
	EUR/USD	06/15/11	882,991	(4,406)
	GBP/EUR	06/15/11	3,531,963	(71,991)
	GBP/USD	04/04/11	709,504	(5,251)
	GBP/USD	06/15/11	447,104	(1,070)
	JPY/USD	04/27/11	993,581	(23,747)
	JPY/USD	06/15/11	1,728,159	(49,841)
	MYR/USD	04/28/11	1,774,279	(3,721)
	NZD/EUR	06/15/11	609,886	(9,392)
	PLN/EUR	06/15/11	1,399,484	(7,428)

72          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

	Contracts	Expiration	Current	Unrealized
Counterparty	to Buy/Sell	Date	Value	Loss

Credit Suisse International (London) (continued)
	USD/BRL	04/15/11	$457,013	$(10,013)
	USD/BRL	04/18/11	434,294	(11,294)
	USD/CAD	06/15/11	1,280,958	(12,958)
	USD/EUR	06/15/11	9,570,048	(117,545)
	USD/KRW	04/11/11	703,804	(14,804)
	USD/NZD	06/15/11	644,438	(20,521)
	USD/PLN	05/05/11	2,755,789	(28,696)
	USD/SGD	06/15/11	907,712	(12,712)
	USD/TRY	06/15/11	583,968	(21,968)
Deutsche Bank AG (London)	AUD/EUR	06/15/11	794,550	(2,493)
	CHF/EUR	06/15/11	2,356,764	(20,095)
	CHF/NZD	06/15/11	938,302	(67,773)
	CHF/USD	06/15/11	633,471	(1,529)
	CNY/USD	05/31/11	1,945,163	(1,837)
	EUR/NZD	06/15/11	402,951	(6,737)
	EUR/USD	04/01/11	4,433,594	(5,841)
	EUR/USD	06/15/11	6,513,472	(9,343)
	GBP/EUR	06/15/11	3,504,950	(104,761)
	GBP/USD	06/15/11	8,381,201	(70,401)
	IDR/USD	05/02/11	909,531	(4,469)
	INR/USD	04/28/11	388,083	(917)
	JPY/AUD	06/15/11	433,349	(34,854)
	JPY/CHF	06/15/11	856,200	(21,828)
	JPY/EUR	06/15/11	4,388,442	(158,937)
	JPY/NZD	06/15/11	1,154,658	(39,561)
	JPY/USD	06/15/11	5,006,646	(136,354)
	NOK/EUR	06/15/11	3,815,712	(32,895)
	PLN/EUR	06/15/11	2,465,861	(34,278)
	SEK/EUR	06/15/11	761,297	(13,121)
	USD/AUD	06/15/11	5,061,683	(138,279)
	USD/BRL	04/18/11	363,825	(10,825)
	USD/CAD	06/15/11	7,621,672	(142,672)
	USD/CHF	06/15/11	9,875,377	(95,377)
	USD/CNY	06/14/11	591,323	(1,182)
	USD/EUR	04/01/11	3,176,676	(70,511)
	USD/EUR	06/15/11	26,857,635	(559,715)
	USD/HUF	05/06/11	2,348,412	(134,332)
	USD/INR	04/18/11	1,148,854	(20,854)
	USD/KRW	04/04/11	920,861	(24,861)
	USD/KRW	04/28/11	576,958	(514)
	USD/MXN	06/15/11	555,033	(4,033)
	USD/NZD	04/05/11	1,839,764	(30,276)
	USD/NZD	06/15/11	2,862,733	(105,264)
	USD/PHP	04/08/11	672,500	(2,500)
	USD/PHP	04/18/11	428,740	(5,740)
	USD/TRY	06/15/11	437,995	(16,995)
	USD/ZAR	06/15/11	789,089	(53,089)
HSBC Bank PLC	GBP/EUR	06/15/11	1,996,635	(43,945)
	PHP/USD	04/25/11	888,275	(1,725)
	SEK/NOK	06/15/11	448,368	(3,909)
	USD/EUR	04/01/11	1,074,547	(435)
	USD/HUF	06/15/11	1,475,699	(93,835)
	USD/MXN	06/15/11	841,884	(2,884)

The accompanying notes are an integral part of these financial statements.          73

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)
March 31, 2011

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

	Contracts	Expiration	Current	Unrealized
Counterparty	to Buy/Sell	Date	Value	Loss

JPMorgan Securities, Inc.	CAD/AUD	06/15/11	$564,481	$(15,163)
	CHF/EUR	06/15/11	904,216	(27,619)
	CNY/USD	02/08/12	1,761,940	(4,294)
	EUR/SEK	06/15/11	401,334	(2,290)
	EUR/USD	06/15/11	888,651	(848)
	GBP/EUR	06/15/11	1,374,013	(29,565)
	JPY/USD	06/15/11	4,164,736	(115,264)
	PLN/EUR	06/15/11	397,629	(1,998)
	RUB/USD	04/04/11	2,604,616	(16,707)
	RUB/USD	04/11/11	888,046	(1,954)
	USD/AUD	06/15/11	3,647,100	(102,496)
	USD/BRL	05/04/11	473,248	(10,248)
	USD/CAD	05/10/11	23,120,442	(273,901)
	USD/EUR	04/01/11	4,214,890	(8,188)
	USD/EUR	06/15/11	1,439,105	(8,286)
	USD/MXN	06/15/11	460,702	(11,702)
	USD/NZD	06/15/11	440,304	(815)
	USD/SGD	06/15/11	906,994	(11,994)
	USD/TRY	06/15/11	2,772,681	(108,458)
	USD/TWD	04/07/11	900,745	(4,745)
Merrill Lynch & Co., Inc.	USD/EUR	04/01/11	240,966,395	(11,013,568)
Morgan Stanley Capital Services, Inc.	CAD/AUD	06/15/11	433,349	(15,648)
	CAD/CHF	06/15/11	904,038	(3,058)
	CAD/EUR	06/15/11	496,682	(8,503)
	CHF/EUR	06/15/11	2,632,699	(48,366)
	EUR/CAD	06/15/11	457,075	(2,844)
	GBP/AUD	06/15/11	925,693	(37,895)
	GBP/EUR	06/15/11	4,450,331	(128,215)
	JPY/NOK	06/15/11	906,639	(21,723)
	JPY/USD	06/15/11	895,414	(586)
	RUB/USD	04/22/11	709,676	(2,324)
	RUB/USD	04/25/11	919,414	(2,586)
	SEK/USD	06/15/11	583,758	(4,242)
	USD/AUD	06/15/11	1,625,828	(20,855)
	USD/BRL	04/18/11	854,766	(21,386)
	USD/BRL	04/25/11	507,506	(14,006)
	USD/CHF	06/15/11	753,951	(17,951)
	USD/EUR	06/15/11	1,516,933	(6,132)
	USD/ILS	06/15/11	1,543,304	(70,304)
	USD/KRW	04/11/11	751,999	(21,538)
	USD/KRW	04/18/11	1,165,473	(37,473)
	USD/MXN	06/15/11	2,841,001	(52,001)
	USD/PHP	04/14/11	539,067	(3,067)
	USD/RUB	04/04/11	923,954	(10,954)
	USD/SGD	06/15/11	911,196	(15,196)
	USD/TRY	06/15/11	804,656	(15,656)
	USD/ZAR	06/15/11	1,155,284	(67,897)
Royal Bank of Canada	JPY/CAD	06/15/11	376,867	(12,163)
	JPY/USD	06/15/11	616,788	(2,154)
	USD/CAD	06/15/11	577,480	(1,036)
	USD/EUR	05/12/11	115,311,239	(777,614)
	USD/ZAR	06/15/11	622,089	(23,895)

74          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

	Contracts	Expiration	Current	Unrealized
Counterparty	to Buy/Sell	Date	Value	Loss

Royal Bank of Scotland	BRL/USD	04/18/11	$880,083	$(3,917)
	EUR/USD	05/12/11	5,243,317	(1,706)
	EUR/USD	06/15/11	1,774,472	(4,242)
	JPY/USD	06/15/11	889,174	(2,826)
	PLN/EUR	06/15/11	2,473,735	(35,244)
	SEK/EUR	06/15/11	619,792	(1,700)
	USD/AUD	04/08/11	6,660,477	(236,351)
	USD/CHF	06/15/11	3,409,549	(100,759)
	USD/CNY	06/21/11	4,324,585	(16,585)
State Street Bank	CAD/EUR	06/15/11	377,818	(5,765)
	CHF/EUR	06/15/11	1,326,497	(7,304)
	GBP/CHF	06/15/11	877,741	(1,160)
	GBP/USD	06/15/11	456,719	(5,722)
	JPY/CAD	06/15/11	715,635	(17,231)
	JPY/NOK	06/15/11	825,068	(24,968)
	JPY/USD	06/15/11	2,444,013	(31,987)
	KRW/USD	05/04/11	573,899	(761)
	MXN/AUD	06/15/11	647,463	(9,993)
	PLN/EUR	06/15/11	2,965,938	(37,812)
	SEK/EUR	06/15/11	847,627	(10,940)
	USD/AUD	06/15/11	1,979,269	(71,401)
	USD/CAD	06/15/11	1,127,417	(8,417)
	USD/EUR	06/15/11	5,040,405	(56,459)
	USD/GBP	06/15/11	891,003	(4,700)
	USD/KRW	04/11/11	1,210,140	(20,860)
	USD/MXN	06/15/11	451,559	(4,559)
	USD/NZD	06/15/11	460,041	(14,934)
UBS AG (London)	CNY/USD	02/08/12	1,753,252	(3,589)
	RUB/USD	04/25/11	2,641,592	(25,408)
	USD/CZK	06/15/11	1,258,575	(52,660)
	USD/HUF	06/15/11	707,514	(42,854)
	USD/RUB	04/11/11	1,769,640	(2,640)
	USD/RUB	04/15/11	906,804	(10,804)
	USD/RUB	04/29/11	711,498	(3,498)
Westpac Banking Corp.	EUR/USD	06/15/11	1,567,737	(754)
	USD/CHF	06/15/11	933,212	(7,052)
	USD/NZD	06/15/11	1,270,808	(32,826)
	USD/SGD	06/15/11	865,043	(377)

TOTAL				$(19,391,461)

The accompanying notes are an integral part of these financial statements.          75

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)
March 31, 2011

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At March 31, 2011, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Australia 10 Year Treasury Bonds	11	June 2011	$1,181,098	$7,026
Eurodollars	3	June 2011	747,300	20,546
Eurodollars	695	September 2011	172,950,750	187,974
Eurodollars	3	December 2011	745,462	22,885
Eurodollars	10	March 2012	2,478,625	(273)
Eurodollars	(801)	September 2012	(197,066,025)	94,435
Eurodollars	(88)	March 2013	(21,506,100)	28,652
Japan 10 Year Government Bond	18	June 2011	30,198,365	(155,292)
U.K. Life Long Gilt	7	June 2011	1,315,748	(3,163)
Ultra Long U.S. Treasury Bonds	(19)	June 2011	(2,347,688)	(6,727)
U.K. 3 Month Sterling	98	June 2011	19,447,065	10,449
U.K. 3 Month Sterling	98	September 2011	19,405,797	19,432
U.K. 3 Month Sterling	98	December 2011	19,358,633	28,456
5 Year German Euro-Bobl	124	June 2011	20,133,699	(2,003)
10 Year German Euro-Bund	154	June 2011	26,469,204	(36,742)
2 Year U.S. Treasury Notes	111	June 2011	24,211,875	8,751
5 Year U.S. Treasury Notes	240	June 2011	28,029,375	(234,926)
10 Year U.S. Treasury Notes	(137)	June 2011	(16,307,281)	46,274
30 Year U.S. Treasury Bonds	59	June 2011	7,091,062	(80,633)

TOTAL				$(44,879)

SWAP CONTRACTS — At March 31, 2011, the Fund had outstanding swap contracts with the following terms:

INTEREST RATE SWAP CONTRACTS

					Rates Exchanged
		Notional			Payments	Payments		Upfront Payments
		Amount		Termination	Received by	Made by	Market	Made (Received)	Unrealized
Counterparty		(000s)		Date	the Fund	the Fund	Value	by the Fund	Gain (Loss)

Bank of America Securities LLC		$17,380	(a)	11/05/14	3 month LIBOR	1.620%	$365,947	$—	$365,947
		35,100	(a)	11/05/14	3 month LIBOR	1.640	725,591	—	725,591
		14,600	(a)	11/05/17	2.740%	3 month LIBOR	(635,526)	—	(635,526)
		29,480	(a)	11/05/17	2.760	3 month LIBOR	(1,256,520)	—	(1,256,520)
		4,060	(a)	11/05/22	3 month LIBOR	3.560%	253,959	—	253,959
		8,190	(a)	11/05/22	3 month LIBOR	3.580	498,996	—	498,996
Barclays Bank PLC	GBP	4,770	(a)	07/25/16	6 month BP	3.100	33,510	—	33,510
		11,120	(a)	07/25/16	6 month BP	3.230	(29,264)	(17,548)	(11,716)
		8,130	(a)	07/25/21	3.930	6 month BP	(23,766)	—	(23,766)
		18,950	(a)	07/25/21	4.026	6 month BP	189,416	39,863	149,553
		4,140	(a)	07/25/26	6 month BP	4.220	(8,841)	—	(8,841)
		9,640	(a)	07/25/26	6 month BP	4.298	(156,644)	(25,756)	(130,888)
	EUR	6,090	(a)	04/23/40	6 month EURO	4.085	97,248	—	97,248
		1,350	(a)	05/12/40	6 month EURO	3.940	58,519	—	58,519
BNP Paribas, Inc.		155,150	(a)	03/21/12	1.755	3 month EURO	(185,833)	—	(185,833)
Citibank NA		284,150	(a)	09/15/11	1.342	3 month EURO	(179,176)	—	(179,176)
	KRW	8,068,285		07/15/14	3.905	3 month KWCDC	(14,386)	—	(14,386)
	EUR	7,740		11/05/15	2.096	6 month EURO	(395,521)	—	(395,521)
		40,950	(a)	04/23/20	6 month EURO	3.850	741,059	458,563	282,496
		12,695	(a)	04/23/40	3.600	6 month EURO	(1,375,046)	(721,447)	(653,599)
		6,110	(a)	04/23/40	6 month EURO	4.119	58,013	—	58,013
		3,820	(a)	05/14/40	6 month EURO	4.044	90,295	—	90,295

76          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

INTEREST RATE SWAP CONTRACTS (continued)

					Rates Exchanged
		Notional			Payments	Payments		Upfront Payments
		Amount		Termination	Received by	Made by	Market	Made (Received)	Unrealized
Counterparty		(000s)		Date	the Fund	the Fund	Value	by the Fund	Gain (Loss)

Credit Suisse First Boston Corp.		$11,000	(a)	06/15/13	0.750%	3 month LIBOR	$(87,453)	$(101,050)	$13,597
	EUR	53,600	(a)	03/18/14	6 month EURO	3.120%	129,798	—	129,798
	GBP	1,075		02/08/16	3.168	6 month BP	22,787	—	22,787
		890		02/15/16	3.210	6 month BP	20,885	—	20,885
		1,770		02/16/16	3.201	6 month BP	40,160	—	40,160
		1,960		02/18/16	3.124	6 month BP	32,496	—	32,496
	EUR	36,800	(a)	03/18/16	3.445	6 month EURO	(243,632)	—	(243,632)
	JPY	993,000	(a)	06/15/16	0.500	6 month JYOR	(93,983)	(108,600)	14,617
	EUR	8,500	(a)	03/18/20	6 month EURO	3.805	97,668	—	97,668
		37,350	(a)	04/23/20	6 month EURO	3.850	675,912	440,028	235,884
		78,300	(a)	04/23/20	3.850	6 month EURO	(1,416,972)	(880,804)	(536,168)
		$16,100	(a)	06/15/21	3 month LIBOR	3.500	216,922	239,626	(22,704)
	EUR	11,450	(a)	04/23/40	3.600	6 month EURO	(1,240,196)	(788,488)	(451,708)
		1,550	(a)	08/06/40	6 month EURO	3.630	156,068	—	156,068
Deutsche Bank Securities, Inc.		41,000	(a)	03/18/14	6 month EURO	3.120	99,286	—	99,286
		$18,090	(a)	11/05/14	3 month LIBOR	1.650	370,489	—	370,489
		36,160	(a)	11/05/14	3 month LIBOR	1.610	768,307	—	768,307
	GBP	350		02/11/16	3.188	6 month BP	7,802	—	7,802
	NZD	3,950		02/14/16	3 month NZDOR	4.688	(39,544)	—	(39,544)
		750		02/15/16	3 month NZDOR	4.690	(7,568)	—	(7,568)
		5,310		02/18/16	3 month NZDOR	4.700	(54,339)	—	(54,339)
		4,350		02/22/16	3 month NZDOR	4.683	(40,938)	—	(40,938)
	EUR	28,400	(a)	03/18/16	3.455	6 month EURO	(177,246)	—	(177,246)
		24,710	(a)	06/15/16	6 month EURO	2.250	1,522,986	672,459	850,527
		$15,190	(a)	11/05/17	2.763	3 month LIBOR	(645,719)	—	(645,719)
		30,380	(a)	11/05/17	2.707	3 month LIBOR	(1,367,711)	—	(1,367,711)
	EUR	6,500	(a)	03/18/20	6 month EURO	3.815	69,362	—	69,362
		$4,220	(a)	11/05/22	3 month LIBOR	3.570	260,541	—	260,541
		8,450	(a)	11/05/22	3 month LIBOR	3.500	569,730	—	569,730
JPMorgan Securities, Inc.	EUR	1,450	(a)	08/07/40	6 month EURO	3.542	169,897	—	169,897
		2,900	(a)	08/10/40	6 month EURO	3.417	407,954	—	407,954
		$600	(a)	06/15/41	3.750	3 month LIBOR	(59,712)	(85,771)	26,059
Royal Bank of Canada	CAD	8,770		11/03/15	6 month CDOR	2.140	235,418	—	235,418
		13,320		11/04/15	6 month CDOR	2.115	374,983	—	374,983
	EUR	11,710		11/08/15	2.118	6 month EURO	(585,189)	—	(585,189)
	GBP	950		02/09/16	3.195	6 month BP	21,969	—	21,969
		900		02/10/16	3.180	6 month BP	19,670	—	19,670
UBS AG (London)	JPY	4,489,000	(a)	02/06/13	0.466	6 month JYOR	27,767	—	27,767
		2,981,000	(a)	02/06/15	6 month JYOR	0.628	(81,895)	—	(81,895)
	NZD	2,075		02/11/16	3 month NZDOR	4.635	(17,466)	—	(17,466)
	CHF	5,400		01/06/17	2.105	6 month CHFOR	116,692	—	116,692
	JPY	645,000	(a)	02/06/19	1.133	6 month JYOR	24,177	—	24,177

TOTAL							$(847,807)	$(878,925)	$31,118

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2011.

The accompanying notes are an integral part of these financial statements.          77

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)
March 31, 2011

ADDITIONAL INVESTMENT INFORMATION (continued)

CREDIT DEFAULT SWAP CONTRACTS

					Credit
					Spread at
		Notional	Rates Received		March 31,		Upfront Payments
	Referenced	Amount	(Paid) by	Termination	2011	Market	Made (Received)	Unrealized
Counterparty	Obligation	(000s)	Fund	Date	(Basis Points)(b)	Value	by the Fund	Gain (Loss)

Protection Purchased:
Barclays Bank PLC	iTraxx Europe Index	EUR 4,500	(1.000)%	06/20/16	143	$125,458	$136,451	$(10,993)

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contracts, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

WRITTEN OPTIONS CONTRACTS

INTEREST RATE SWAPTION CONTRACTS — At March 31, 2011, the Fund had outstanding written swaptions as follows:

		Notional
		Amount	Expiration	Strike	Market	Premiums	Unrealized
Counterparty	Description	(000s)	Date	Price	Value	Received	Gain (Loss)

Citibank NA	Put – OTC – 10 year Interest Rate Swap for the obligation to pay a fixed rate of 3.500% versus the 3 month LIBOR maturing on April 28, 2021	$7,750	04/26/11	3.500%	$(48,672)	$(88,156)	$39,484
	Call – OTC – 10 year Interest Rate Swap for the obligation to receive a fixed rate of 3.500% versus the 3 month LIBOR maturing on April 28, 2021	7,750	04/26/11	3.500%	(108,498)	(88,156)	(20,342)
	Put – OTC – 10 year Interest Rate Swap for the obligation to pay a fixed rate of 3.635% versus the 3 month LIBOR maturing on May 04, 2021	7,750	04/28/11	3.635%	(91,554)	(76,725)	(14,829)
	Call – OTC – 10 year Interest Rate Swap for the obligation to receive a fixed rate of 3.635% versus the 3 month LIBOR maturing on May 04, 2021	7,750	04/28/11	3.635%	(66,818)	(76,725)	9,907

TOTAL		$31,000			$(315,542)	$(329,762)	$14,220

For the year ended March 31, 2011, the Fund had the following written swaptions activity:

	Notional
	Amount	Premiums
	(000s)	Received

Contracts Outstanding March 31, 2010	$—	$—

Contracts Written	35,738	(335,685)

Contracts Expired	(4,738)	5,923

Contracts Outstanding March 31, 2011	$31,000	$(329,762)

78          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments
March 31, 2011

Principal	Interest		Maturity
Amount	Rate		Date	Value

Corporate Obligations – 20.9%
Aerospace & Defense(a) – 0.2%
L-3 Communications Corp.
$3,676,000	6.375%		10/15/15	$3,786,280

Automotive – 0.3%
Allison Transmission, Inc.(a)(b)(c)
1,900,000	11.250		11/01/15	2,056,750
Ford Motor Co.
3,000,000	7.450		07/16/31	3,240,000
Ford Motor Credit Co. LLC
355,000	7.800		06/01/12	376,300

				5,673,050

Banks – 8.0%
Akbank TAS
3,000,000	5.125		07/22/15	3,011,250
Bank of Montreal(b)
6,500,000	2.625		01/25/16	6,469,027
Bank of Scotland PLC(b)
19,800,000	5.000		11/21/11	20,251,163
3,100,000	5.250		02/21/17	3,184,298
Caisse centrale Desjardins du Quebec(b)
5,200,000	2.550		03/24/16	5,122,056
Canadian Imperial Bank of Commerce(b)
7,100,000	2.000		02/04/13	7,225,180
5,400,000	2.750		01/27/16	5,406,901
Cie de Financement Foncier
7,100,000	1.625		07/23/12	7,121,932
10,000,000	1.625	(b)	07/23/12	10,021,740
5,100,000	2.125	(b)	04/22/13	5,142,896
DnB NOR Boligkreditt AS(b)
6,180,000	2.100		10/14/15	5,981,251
16,400,000	2.900		03/29/16	16,301,272
ING Bank NV(b)
2,500,000	2.500		01/14/16	2,398,223
National Bank of Canada(b)
1,100,000	1.650		01/30/14	1,101,472
Nordea Bank Norge ASA(b)(d)
16,900,000	0.723		04/07/14	16,905,368
Regions Bank
1,050,000	7.500		05/15/18	1,107,750
Sparebanken 1 Boligkreditt(b)
3,500,000	1.250		10/25/13	3,464,143
Stadshypotek AB(b)
1,300,000	1.450		09/30/13	1,296,998
Swedbank Hypotek AB(b)
6,600,000	0.759	(d)	03/28/14	6,598,103
11,300,000	2.950		03/28/16	11,198,770

				139,309,793

Building Materials – 0.8%
Cemex Finance LLC(a)
4,200,000	9.500		12/14/16	4,522,545
Cemex SAB de CV(b)(d)
8,530,000	5.299		09/30/15	8,461,713

				12,984,258

Distributor(a)(b) – 0.1%
Ferrellgas LP/Ferrellgas Finance Corp.
2,500,000	6.500		05/01/21	2,450,000

Electric(a)(b) – 0.2%
GenOn Energy, Inc.
3,075,000	9.875		10/15/20	3,213,375

Energy – 1.6%
Cimarex Energy Co.(a)
2,000,000	7.125		05/01/17	2,105,000
Comstock Resources, Inc.(a)
640,000	8.375		10/15/17	664,000
EXCO Resources, Inc.(a)
1,006,000	7.500		09/15/18	1,022,348
Frac Tech Services LLC/Frac Tech Finance, Inc.(a)(b)
2,500,000	7.125		11/15/18	2,575,000
Gaz Capital SA for Gazprom(e)
5,950,000	9.250		04/23/19	7,400,312
Newfield Exploration Co.(a)
1,721,000	6.625		04/15/16	1,770,479
Plains Exploration & Production Co.(a)
2,624,000	7.750		06/15/15	2,735,520
5,000,000	6.625		05/01/21	5,000,000
SandRidge Energy, Inc.(a)(b)
2,250,000	7.500		03/15/21	2,328,750
Whiting Petroleum Corp.(a)
950,000	7.000		02/01/14	1,016,500
1,245,000	6.500		10/01/18	1,285,462

				27,903,371

Entertainment(a) – 0.3%
MU Finance PLC(b)
275,000	8.375		02/01/17	293,563
Regal Entertainment Group
875,000	9.125		08/15/18	938,437
Universal City Development Partners Ltd.
489,000	8.875		11/15/15	534,844
2,750,000	10.875		11/15/16	3,114,375

				4,881,219

Gaming(a) – 0.4%
CityCenter Holdings LLC(b)(c)
2,500,000	10.750		01/15/17	2,519,097
MGM Resorts International
3,025,000	10.375		05/15/14	3,463,625

				5,982,722

Health Care – Medical Products(a) – 0.2%
DJO Finance LLC/DJO Finance Corp.
2,280,000	10.875		11/15/14	2,485,200

Health Care – Services(a) – 0.6%
Community Health Systems, Inc.
1,500,000	8.875		07/15/15	1,582,500
DaVita, Inc.
1,080,000	6.375		11/01/18	1,085,400
HCA, Inc.
1,468,000	9.125		11/15/14	1,539,565

The accompanying notes are an integral part of these financial statements.          79

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)
March 31, 2011

Principal		Interest	Maturity
Amount		Rate	Date	Value

Corporate Obligations – (continued)
Health Care – Services(a) – (continued)

HCA, Inc. – (continued)
	$4,280,000	9.250%	11/15/16	$4,601,000
	345,000	9.625 (c)	11/15/16	371,737
STHI Holding Corp.(b)
	875,000	8.000	03/15/18	905,625

				10,085,827

Lodging(a) – 0.0%
Felcor Lodging LP
	224,000	10.000	10/01/14	256,200

Media – Cable(a) – 0.4%
Charter Communications Operating LLC(b)
	600,000	8.000	04/30/12	630,000
	3,951,000	10.875	09/15/14	4,425,120
CSC Holdings LLC
	1,620,000	8.500	06/15/15	1,765,800
Virgin Media Finance PLC
	375,000	9.500	08/15/16	425,625

				7,246,545

Media – Non Cable(a) – 0.4%
Clear Channel Communications, Inc.(b)
	2,000,000	9.000	03/01/21	1,995,000
Lamar Media Corp.
	125,000	9.750	04/01/14	144,375
Univision Communications, Inc.(b)
	750,000	12.000	07/01/14	807,188
	3,000,000	8.500	05/15/21	3,097,500

				6,044,063

Metals & Mining(a) – 0.5%
FMG Resources (August 2006) Pty Ltd.(b)
	3,275,000	6.875	02/01/18	3,406,000
Freeport-McMoRan Copper & Gold, Inc.
	3,750,000	8.250	04/01/15	3,900,000
JMC Steel Group(b)
	1,250,000	8.250	03/15/18	1,276,562

				8,582,562

Noncaptive – Financial – 1.0%
Ally Financial, Inc.
	2,900,000	8.000	11/01/31	3,161,000
American General Finance Corp.
	1,875,000	5.375	10/01/12	1,837,500
CIT Group, Inc.(a)
	1,049,433	7.000	05/01/13	1,070,422
	3,592,000	7.000	05/01/14	3,663,840
International Lease Finance Corp.
	3,450,000	8.250	12/15/20	3,777,750
SLM Corp.
EUR	1,500,000	3.125	09/17/12	2,083,355
	$950,000	5.375	05/15/14	988,320

				16,582,187

Packaging(a)(b) – 0.2%
Reynolds Group Holdings Ltd.
	3,250,000	8.250	02/15/21	3,225,625

Paper(a) – 0.4%
Georgia-Pacific LLC(b)
	2,447,000	8.250	05/01/16	2,758,992
PE Paper Escrow GmbH(b)
	1,375,000	12.000	08/01/14	1,591,563
Rock-Tenn Co.
	3,000,000	5.625	03/15/13	3,105,000

				7,455,555

Pipelines(a) – 0.1%
Carrizo Oil & Gas, Inc.(e)
	117,000	4.375	06/01/28	116,478
Goodrich Petroleum Corp.(e)
	863,000	3.250	12/01/26	861,414
Regency Energy Partners LP
	1,000,000	9.375	06/01/16	1,137,500

				2,115,392

Real Estate Investment Trust(a)(b) – 0.1%
Realogy Corp.
	1,925,000	7.875	02/15/19	1,879,281

Retailers(a) – 0.4%
J. Crew Group, Inc.(b)
	3,500,000	8.125	03/01/19	3,438,750
Limited Brands, Inc.
	3,500,000	6.625	04/01/21	3,570,000

				7,008,750

Services Cyclical – Business Services(a) – 0.5%
First Data Corp.(b)
	3,500,000	12.625	01/15/21	3,801,875
Iron Mountain, Inc.
	4,750,000	6.625	01/01/16	4,750,000

				8,551,875

Services Cyclical – Consumer Services(a) – 0.1%
Service Corp. International
	1,665,000	7.000	05/15/19	1,735,763

Services Cyclical – Rental Equipment(a) – 0.4%
Ashtead Capital, Inc.(b)
	3,400,000	9.000	08/15/16	3,582,750
RSC Equipment Rental, Inc.
	1,795,000	9.500	12/01/14	1,875,775
RSC Holdings, Inc.(b)
	625,000	8.250	02/01/21	650,000

				6,108,525

Technology – 1.1%
Alcatel-Lucent
EUR	1,750,000	8.500	01/15/16	2,608,794
CommScope, Inc.(a)(b)
	$3,500,000	8.250	01/15/19	3,648,750
Freescale Semiconductor, Inc.(a)(b)
	2,625,000	10.750	08/01/20	2,953,125
Madison Dearborn Partners LLC(a)(b)
	5,000,000	8.500	04/01/19	5,006,250

80          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal		Interest		Maturity
Amount		Rate		Date	Value

Corporate Obligations – (continued)
Technology – (continued)

SunGard Data Systems, Inc.(a)
	$2,500,000	10.625%		05/15/15	$2,750,000
	2,650,000	7.375	(b)	11/15/18	2,703,000

					19,669,919

Textiles(a) – 0.1%
The Jones Group, Inc.
	2,500,000	6.875		03/15/19	2,456,250

Transportation(a)(b) – 0.1%
United Air Lines, Inc.
	2,171,000	9.875		08/01/13	2,290,405

Wireless Telecommunications – 1.9%
Crown Castle International Corp.(a)
	547,000	9.000		01/15/15	603,068
Intelsat Intermediate Holding Co. Ltd.(a)(f)
	5,250,000	9.500		02/01/15	5,427,187
Intelsat Luxembourg SA(a)(c)
	3,093,750	11.500		02/04/17	3,395,391
Intelsat SA(a)(b)
	5,000,000	7.250		04/01/19	5,012,500
Intelsat Subsidiary Holding Co. SA(a)
	349,000	8.500		01/15/13	349,873
Nextel Communications, Inc.(a)
	971,000	6.875		10/31/13	979,496
Sprint Capital Corp.(a)
	3,500,000	6.875		11/15/28	3,228,750
Telemar Norte Leste SA(a)
	5,000,000	5.500		10/23/20	4,898,578
VIP Finance Ireland Ltd. for OJSC Vimpel Communications
	1,660,000	6.493	(b)	02/02/16	1,718,100
	910,000	9.125		04/30/18	1,032,850
	2,080,000	7.748	(b)	02/02/21	2,181,400
Wind Acquisition Finance SA(a)
EUR	2,500,000	11.750		07/15/17	4,080,353

					32,907,546

Wirelines Telecommunications(a) – 0.5%
Frontier Communications Corp.
	$750,000	6.250		01/15/13	789,375
	697,000	7.875		04/15/15	749,275
Windstream Corp.
	1,865,000	8.625		08/01/16	1,976,900
	5,000,000	7.750	(b)	10/01/21	5,075,000

					8,590,550

TOTAL CORPORATE OBLIGATIONS
(Cost $360,030,842)					$361,462,088

Mortgage-Backed Obligations – 24.5%
Adjustable Rate Non-Agency – 10.0%
American Home Mortgage Assets Series 2007-2, Class A1(d)
	$2,779,138	0.375%		03/25/47	$1,664,581
BCAP LLC Trust Series 2007-AA2, Class 2A7
	4,210,707	6.000		04/25/37	3,116,271
Bear Stearns Mortgage Funding Trust Series 2006-AR1, Class 2A1(d)
	1,518,169	0.470		08/25/36	918,342
Bear Stearns Mortgage Funding Trust Series 2007-AR4, Class 1A1(d)
	6,731,947	0.450		09/25/47	4,045,835
Countrywide Alternative Loan Trust Series 2005-61, Class 1A1(d)
	1,213,267	0.510		12/25/35	904,977
Countrywide Alternative Loan Trust Series 2005-76, Class 1A1(d)
	3,566,918	1.792		01/25/36	2,675,234
Countrywide Alternative Loan Trust Series 2005-81, Class A1(d)
	12,261,778	0.530		02/25/37	7,328,664
Countrywide Alternative Loan Trust Series 2007-OA11, Class A1A(d)
	2,650,507	1.672		11/25/47	1,541,493
Countrywide Alternative Loan Trust Series 2007-OA2, Class 2A1(d)
	16,867,430	0.380		03/25/47	8,674,302
Deutsche Alt-A Securities, Inc. Alternate Loan Trust Series 2006-OA1, Class A1(d)
	742,950	0.450		02/25/47	487,629
Downey Savings & Loan Association Mortgage Loan Trust Series 2006-AR2, Class 2A1A(d)
	2,230,545	0.454		11/19/37	1,520,789
Harborview Mortgage Loan Trust Series 2006-14, Class 2A1A(d)
	115,702	0.404		01/25/47	72,751
Indymac Index Mortgage Loan Trust Series 2005-AR13, Class 4A1(d)
	1,707,741	2.591		08/25/35	1,385,031
Indymac Index Mortgage Loan Trust Series 2005-AR15, Class A1(d)
	1,504,323	5.018		09/25/35	1,287,129
Indymac Index Mortgage Loan Trust Series 2005-AR23, Class 6A1(d)
	9,739,538	5.210		11/25/35	7,582,690
Indymac Index Mortgage Loan Trust Series 2006-AR2, Class 1A1A(d)
	7,217,771	0.470		04/25/46	4,252,877
Lehman XS Trust Series 2007-15N, Class 4A1(d)
	3,733,736	1.150		08/25/47	2,324,115
Lehman XS Trust Series 2007-16N, Class 2A2(d)
	767,394	1.100		09/25/47	530,068
Lehman XS Trust Series 2007-7N, Class 1A1A(d)
	16,575,006	0.470		06/25/47	11,133,831
Luminent Mortgage Trust Series 2006-6, Class A1(d)
	13,492,788	0.450		10/25/46	9,234,656
Luminent Mortgage Trust Series 2006-7, Class 2A1(d)
	15,812,803	0.420		12/25/36	10,094,258
Luminent Mortgage Trust Series 2007-2, Class 2A1(d)
	3,695,341	0.480		05/25/37	2,073,838
Master Adjustable Rate Mortgages Trust Series 2007-3, Class 12A1(d)
	2,709,402	0.450		05/25/47	1,615,245
Residential Accredit Loans, Inc. Series 2005-Q05, Class A1(d)
	9,349,699	1.312		01/25/46	5,675,595

The accompanying notes are an integral part of these financial statements.          81

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)
March 31, 2011

Principal		Interest	Maturity
Amount		Rate	Date	Value

Mortgage-Backed Obligations – (continued)
Adjustable Rate Non-Agency – (continued)

Residential Accredit Loans, Inc. Series 2006-QO10, Class A1(d)
	$9,634,544	0.410%	01/25/37	$6,046,707
Residential Accredit Loans, Inc. Series 2006-QS7, Class A1
	1,677,919	6.000	06/25/36	1,124,063
Residential Accredit Loans, Inc. Series 2006-QS8, Class A1
	6,316,864	6.000	08/25/36	4,302,517
Residential Accredit Loans, Inc. Series 2006-QS9, Class 1A11
	4,916,927	6.500	07/25/36	3,341,167
Residential Accredit Loans, Inc. Series 2007-QH2, Class A1(d)
	795,404	0.390	03/25/37	506,065
Residential Accredit Loans, Inc. Series 2007-QH9, Class A1(d)
	3,014,977	6.126	11/25/37	1,538,798
Residential Funding Mortgage Securities I Series 2005-SA4, Class 2A1(d)
	11,183,764	3.179	09/25/35	8,795,700
Structured Adjustable Rate Mortgage Loan Trust Series 2006-04, Class 5A1(d)
	11,092,067	5.632	05/25/36	9,255,694
Structured Asset Mortgage Investments, Inc. Series 2005-AR7, Class 5A1(d)
	2,302,589	1.772	03/25/46	1,375,023
Structured Asset Mortgage Investments, Inc. Series 2006-AR6, Class 1A3(d)
	849,122	0.440	07/25/46	533,396
Structured Asset Mortgage Investments, Inc. Series 2006-AR7, Class A1A(d)
	901,677	0.460	08/25/36	571,777
Structured Asset Mortgage Investments, Inc. Series 2006-AR8, Class A1A(d)
	7,160,814	0.450	10/25/36	4,557,126
Structured Asset Mortgage Investments, Inc. Series 2007-AR7, Class 1A1(d)
	2,510,888	1.100	05/25/47	1,572,096
Thornburg Mortgage Securities Trust Series 2006-4, Class A1(d)
	7,484,993	0.380	07/25/36	7,448,249
Thornburg Mortgage Securities Trust Series 2006-5, Class A2(d)
	7,998,021	0.430	10/25/46	7,918,785
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR6, Class 2A1A(d)
	733,271	0.480	04/25/45	619,370
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR8, Class 1A1A(d)
	621,063	0.520	07/25/45	535,138
Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR4, Class 1A1A(d)
	9,129,748	1.252	05/25/46	7,495,609
Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR5, Class 4A(d)
	2,744,313	1.302	06/25/46	1,370,623
Washington Mutual Mortgage Pass-Through Certificates Series 2007-OA2, Class 2A(d)
	15,330,046	1.012	01/25/47	8,132,068
Washington Mutual Mortgage Pass-Through Certificates Series 2007-OA4, Class 1A(d)
	9,330,480	1.082	05/25/47	6,361,881

				173,542,053

Collateralized Mortgage Obligations – 6.7%
Regular Floater(d) – 2.2%
Arkle Master Issuer PLC Series 2010-2A, Class 1A1(b)
	$1,200,000	1.714%	05/17/60	$1,200,292
Countrywide Alternative Loan Trust Series 2005-64CB, Class 1A12
	2,560,860	1.050	12/25/35	1,780,717
Granite Mortgages PLC Series 2003-2, Class 3A
GBP	5,168,179	1.256	07/20/43	7,959,157
Granite Mortgages PLC Series 2003-3, Class 2A
EUR	380,764	1.392	01/20/44	514,709
Granite Mortgages PLC Series 2004-3, Class 2A2
	142,307	1.310	09/20/44	192,356
Holmes Master Issuer PLC Series 2010-1A, Class A2(b)
	$900,000	1.703	10/15/54	901,506
NCUA Guaranteed Notes Series 2011-R2, Class 1A
	3,657,604	0.639	02/06/20	3,657,604
NCUA Guaranteed Notes Series 2011-R3, Class 1A
	5,500,000	0.672	03/11/20	5,500,000
NCUA Guaranteed Notes Series 2011-R4, Class 1A
	7,500,000	0.620	03/06/20	7,500,000
Permanent Master Issuer PLC Series 2006-1, Class 6A1
GBP	500,000	0.890	04/15/20	783,034
Permanent Master Issuer PLC Series 2009-1, Class A2
	3,200,000	2.470	07/15/42	5,179,844
Silverstone Master Issuer Series 2010-1A, Class A1(b)
	$2,600,000	1.703	01/21/55	2,605,245

				37,774,464

Sequential Fixed Rate – 4.3%
Banc of America Funding Corp. Series 2007-8, Class 2A1
	4,597,698	7.000	10/25/37	3,302,830
Citicorp Mortgage Securities, Inc. Series 2007-4, Class 2A1
	1,144,611	5.500	05/25/22	1,131,251
Citimortgage Alternative Loan Trust Series 2007-A1, Class 1A7
	2,879,947	6.000	01/25/37	2,090,427
Countrywide Alternative Loan Trust Series 2007-06, Class A4
	1,800,000	5.750	04/25/47	1,130,910
Countrywide Alternative Loan Trust Series 2007-16CB, Class 4A7
	2,045,571	6.000	08/25/37	1,622,719
Countrywide Alternative Loan Trust Series 2007-18CB, Class 2A25
	1,212,279	6.000	08/25/37	924,854
Credit Suisse Mortgage Capital Certificates Trust Series 2006-8, Class 4A1
	1,203,891	6.500	10/25/21	932,378
FHLMC Multifamily Structured Pass Through Certificates Series K011, Class A2
	16,000,000	4.084	11/25/20	15,926,940
Morgan Stanley Mortgage Loan Trust Series 2005-4, Class 1A
	4,248,137	5.000	08/25/35	4,163,469
Morgan Stanley Mortgage Loan Trust Series 2006-2, Class 2A3
	11,880,027	5.750	02/25/36	10,363,405
Residential Accredit Loans, Inc. Series 2006-QS12, Class 1A1
	11,622,557	6.500	09/25/36	7,487,299

82          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)
Sequential Fixed Rate – (continued)

Residential Accredit Loans, Inc. Series 2006-QS2, Class 1A9
$1,571,330	5.500%	02/25/36	$1,052,756
Residential Accredit Loans, Inc. Series 2006-QS6, Class 1A13
2,700,895	6.000	06/25/36	1,765,079
Residential Accredit Loans, Inc. Series 2006-QS8, Class A3
4,903,871	6.000	08/25/36	3,340,106
Residential Asset Securitization Trust Series 2006-A8, Class 1A1
3,568,940	6.000	08/25/36	2,689,457
Wells Fargo Alternative Loan Trust Series 2007-PA2, Class 1A1
11,530,723	6.000	06/25/37	9,738,449
Wells Fargo Alternative Loan Trust Series 2007-PA3, Class 1A1
1,967,370	5.750	07/25/37	1,507,627
Wells Fargo Alternative Loan Trust Series 2007-PA3, Class 3A1
8,206,544	6.250	07/25/37	6,162,996

			75,332,952

Sequential Floating Rate(d) – 0.1%
Banc of America Funding Corp. Series 2007-2, Class 2A1
680,297	5.626	03/25/37	635,972
Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2006-AR10, Class A1
1,845,495	0.350	12/25/36	1,067,336

			1,703,308

Support – 0.1%
Countrywide Alternative Loan Trust Series 2006-4CB, Class 2A4
1,433,525	5.500	04/25/36	1,069,401

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$115,880,125

Federal Agencies – 7.8%
Adjustable Rate FNMA(d) – 0.7%
$1,561,542	2.110%	10/01/34	$1,617,701
3,412,217	2.044	01/01/35	3,529,471
3,257,499	2.107	01/01/35	3,371,082
3,147,253	2.787	09/01/35	3,329,397

			11,847,651

FNMA – 6.6%
393,055	5.000	09/01/17	420,842
3,519,702	5.000	10/01/17	3,768,531
18,697,737	5.000	12/01/17	20,019,594
4,400,000	3.660	01/01/18	4,451,692
8,951,634	5.000	01/01/18	9,585,041
9,459,051	5.000	02/01/18	10,135,281
5,500,000	3.750	03/01/18	5,576,661
5,901,694	5.000	03/01/18	6,318,920
8,983,065	5.000	04/01/18	9,621,438
695,007	5.000	05/01/18	744,141
699,056	5.000	06/01/18	749,082
12,392	5.500	01/01/19	13,573
217,154	5.500	02/01/19	236,902
221,450	5.500	03/01/19	240,475
165,593	5.500	04/01/19	180,415
97,760	5.500	05/01/19	106,548
390,949	5.500	06/01/19	424,943
1,414,719	5.500	07/01/19	1,538,051
1,358,482	5.500	08/01/19	1,475,945
1,245,693	5.500	09/01/19	1,353,173
346,696	5.500	10/01/19	377,553
353,178	5.500	11/01/19	384,253
505,575	5.500	12/01/19	550,730
67,149	5.500	01/01/20	72,995
27,236	5.500	06/01/20	29,575
6,800,534	5.500	07/01/20	7,365,298
2,200,000	3.416	10/01/20	2,097,321
3,100,000	3.375	11/01/20	2,944,030
1,600,000	3.631	12/01/20	1,545,857
19,421,189	5.500	05/01/25	21,076,956
56,878	4.000	02/01/40	56,118
1,000,000	3.500	TBA-30yr (g)	941,719

			114,403,653

GNMA – 0.5%
9,952,116	3.500	01/15/41	9,506,750

TOTAL FEDERAL AGENCIES			$135,758,054

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $422,911,687)			$425,180,232

Asset-Backed Securities(d) – 8.8%
Collateralized Loan Obligations – 8.0%
ARES CLO Funds Series 2003-7AW, Class A1A(b)
$879,121	0.662%	05/08/15	$861,691
Black Diamond CLO Ltd. Series 2005-1A, Class A1(b)
6,400,000	0.579	06/20/17	6,085,472
Black Diamond CLO Ltd. Series 2005-1A, Class A1A(b)
3,250,000	0.559	06/20/17	3,113,607
Black Diamond CLO Ltd. Series 2006-1A, Class AD(b)
1,000,000	0.554	04/29/19	925,786
Callidus Debt Partners Fund Ltd. Series 6A, Class A1T(b)
7,145,733	0.563	10/23/21	6,451,218
DFR Middle Market CLO Ltd. Series 2007-1A, Class A1A(b)
1,105,889	0.563	07/20/19	1,081,733
Duane Street CLO Series 2007-4A, Class A1T(b)
6,315,591	0.542	11/14/21	5,840,109
Greywolf CLO Ltd. Series 2007-1A, Class A(b)
9,327,400	0.559	02/18/21	8,518,249
Jasper CLO Ltd. Series 2005-1A, Class A(b)
27,361,309	0.574	08/01/17	25,309,375
Katonah Ltd. Series 7A, Class A1(b)
1,940,563	0.573	11/15/17	1,844,864
KKR Financial CLO Ltd. Series 2007-1A, Class A(b)
13,712,725	0.663	05/15/21	12,889,961
KKR Financial CLO Ltd. Series 2007-AA, Class A(b)
1,704,333	1.053	10/15/17	1,643,764
Monument Park CDO Ltd. Series 2003 1A, Class A1(b)
3,506,659	0.853	01/20/16	3,409,164
Mountain View Funding CLO Series 2007-3A, Class A1(b)
6,938,124	0.518	04/16/21	6,502,035
Sandelman Finance Series 2006-2A, Class A1B(b)
25,000,000	0.573	02/15/19	23,551,525

The accompanying notes are an integral part of these financial statements.          83

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)
March 31, 2011

Principal		Interest	Maturity
Amount		Rate	Date	Value

Asset-Backed Securities(d) – (continued)
Collateralized Loan Obligations – (continued)

Westchester CLO Ltd. Series 2007-1X, Class A1A
	$26,708,020	0.529%	08/01/22	$24,791,372
WG Horizons CLO Series 06-1A, Class A1(b)
	6,250,000	0.571	05/24/19	5,777,056

				138,596,981

Home Equity – 0.7%
CIT Mortgage Loan Trust Series 2007-1, Class 2A1(b)
	727,740	1.250	10/25/37	706,200
CIT Mortgage Loan Trust Series 2007-1, Class 2A2(b)
	1,030,000	1.500	10/25/37	776,369
CIT Mortgage Loan Trust Series 2007-1, Class 2A3(b)
	2,040,000	1.700	10/25/37	1,106,563
Countrywide Asset-Backed Certificates Series 2007-2, Class 2A4
	20,000,000	0.470	08/25/37	5,783,952
Soundview Home Equity Loan Trust Series 2006-EQ1, Class A4
	11,762,000	0.500	10/25/36	4,796,563

				13,169,647

Student Loan(b) – 0.1%
US Education Loan Trust LLC Series 2006-1, Class A2
	1,007,439	0.441	03/01/25	989,234

TOTAL ASSET-BACKED SECURITIES
(Cost $149,468,826)				$152,755,862

Foreign Debt Obligations – 3.8%
Sovereign – 3.8%
Government of Ireland
EUR	6,775,000	4.600%	04/18/16	$7,368,979
	60,000	4.500	04/18/20	57,609
	820,000	5.000	10/18/20	801,166
	1,680,000	5.400	03/13/25	1,585,605
Hungary Government Bond
	$10,000,000	6.375	03/29/21	10,012,500
Mexican Cetes(h)
MXN	85,000,000	0.000	05/12/11	7,113,318
	169,680,000	0.000	05/19/11	14,182,452
Republic of Argentina
	$750,000	7.000	10/03/15	706,583
EUR	3,179,846	7.820	12/31/33	3,413,656
	6,500,734	7.820 (d)	12/31/33	6,955,692
	22,930,000	0.000 (d)	12/15/35	4,614,486
Russian Federation(f)
	$596,850	7.500	03/31/30	697,419
Ukraine Government(b)
	8,000,000	7.950	02/23/21	8,240,000

TOTAL FOREIGN DEBT OBLIGATIONS
(Cost $63,486,321)				$65,749,465

Structured Notes – 1.5%
Notas do Tesouro Nacional (Issuer Credit Suisse AG)
BRL	4,793,557	6.000%	08/15/40	$2,962,769
	26,246,650	6.000	08/15/40	16,222,351
Notas do Tesouro Nacional (Issuer HSBC Corp.)(d)
	10,740,937	6.000	08/15/40	6,638,685

TOTAL STRUCTURED NOTES
(Cost $25,858,377)				$25,823,805

Municipal Debt Obligations – 2.6%
California – 1.4%
California State GO Bonds Build America Series 2009
	$5,300,000	7.350%	11/01/39	$5,620,438
California State GO Bonds Build America Series 2010
	6,050,000	7.600	11/01/40	6,629,771
California State GO Bonds Build America Taxable Series 2009
	500,000	7.500	04/01/34	538,070
	5,950,000	7.550	04/01/39	6,467,590
California State GO Bonds Build America Taxable Series 2010
	4,750,000	7.625	03/01/40	5,196,263

				24,452,132

Connecticut – 0.1%
Connecticut State Health & Educational Facilities Authority RB for Yale University Series 2007-Z-1
	650,000	5.000	07/01/42	655,012

Illinois – 1.0%
Illinois State GO Bonds Build America Series 2010
	650,000	7.350	07/01/35	664,170
Illinois State GO Bonds Taxable-Pension Series 2003
	19,400,000	5.100	06/01/33	15,730,878

				16,395,048

New York – 0.1%
New York State Dormitory Authority Non-State Supported Debt RB for Cornell University Series 2010 A
	1,625,000	5.000	07/01/40	1,624,870

North Carolina – 0.0%
North Carolina Capital Facilities Finance Agency RB for Duke University Project Series 2006 A
	630,000	5.000	10/01/44	627,965

Texas – 0.0%
Dallas Area Rapid Transit Sales Tax RB Senior Lien Series 2008
	525,000	5.250	12/01/48	514,826

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $43,261,960)				$44,269,853

Government Guarantee Obligations(i) – 1.6%
FIH Erhvervsbank A/S(b)
	$6,000,000	2.450%	08/17/12	$6,109,122
	585,000	1.750	12/06/12	592,584
	6,400,000	2.000	06/12/13	6,506,624

84          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Government Guarantee Obligations(i) – (continued)

ING Bank NV(b)
$6,000,000	3.900%	03/19/14	$6,360,924
Landwirtschaftliche Rentenbank
1,500,000	5.000	02/15/13	1,607,310
Swedbank AB(b)
1,100,000	2.800	02/10/12	1,120,237
5,500,000	2.900	01/14/13	5,647,158

TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
(Cost $28,037,351)			$27,943,959

U.S. Treasury Obligations – 16.2%
United States Treasury Bonds
$3,100,000	4.750%	02/15/41	$3,222,047
United States Treasury Inflation Protected Securities
46,037,610	2.375	04/15/11	46,181,708
United States Treasury Notes
800,000	0.625 (j)	07/31/12	801,872
13,900,000	0.625	01/31/13	13,876,092
106,400,000	0.750	03/31/13	106,321,030
47,200,000	1.875 (j)	10/31/17	44,584,648
37,300,000	2.625	01/31/18	36,786,752
25,200,000	2.750	02/28/18	25,012,765
United States Treasury Principal-Only STRIPS(h)
8,900,000	0.000	05/15/30	3,712,991

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $281,540,443)			$280,499,905

Senior Term Loans(k) – 0.4%
Automotive – 0.1%
Pinafore LLC
$986,621	6.250%	09/29/16	$988,930

Food & Beverages – 0.1%
Burger King Corp.
997,500	4.500	10/19/16	995,974
Green Mountain Coffee Roasters, Inc.
249,375	5.500	12/16/16	251,245

			1,247,219

Gaming – 0.1%
Caesars Entertainment Operating Co.
3,000,000	3.303	01/28/15	2,787,180

Noncaptive – Financial – 0.1%
American General Finance Corp.
1,000,000	7.250	04/21/15	1,000,630

Services Cyclical – Business Services – 0.0%
First Data Corp.
1,000,000	3.002	09/24/14	957,190

Services Cyclical – Consumer Services – 0.0%
Viking Acquisition
685,000	6.000	11/05/16	685,000

TOTAL SENIOR TERM LOANS
(Cost $7,581,451)			$7,666,149

Shares	Rate	Value

Preferred Stock(d) – 0.1%
GMAC Capital Trust I
90,000	8.125%	$2,294,010
(Cost $2,250,000)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $1,384,427,258)		$1,393,645,328

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment(l) – 22.6%
Repurchase Agreement – 22.6%
Joint Repurchase Agreement Account II
$391,900,000	0.155%	04/01/11	$391,900,000
Maturity Value: $391,901,687
(Cost $391,900,000)

TOTAL INVESTMENTS – 103.0%
(Cost $1,776,327,258)			$1,785,545,328

LIABILITIES IN EXCESS OF OTHER ASSETS – (3.0)%			(52,200,509)

NET ASSETS – 100.0%			$1,733,344,819

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $376,695,137, which represents approximately 21.7% of net assets as of March 31, 2011.

(c)	Pay-in-kind securities.

(d)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2011.

(e)	Security with “Put” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(f)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at March 31, 2011.

The accompanying notes are an integral part of these financial statements.          85

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)
March 31, 2011

(g)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $941,719 which represents approximately 0.1% of net assets as of March 31, 2011.

(h)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(i)	Guaranteed by a foreign government until maturity.

(j)	A portion of this security is segregated as collateral for initial margin requirements on futures transactions.

(k)	Senior Term Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility at March 31, 2011. Senior Term Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(l)	Joint repurchase agreement was entered into on March 31, 2011. Additional information appears on pages 95-97.

Currency Abbreviations:
AUD	—	Australian Dollar
BRL	—	Brazilian Real
CAD	—	Canadian Dollar
CHF	—	Swiss Franc
EUR	—	Euro
GBP	—	British Pound
JPY	—	Japanese Yen
MXN	—	Mexican Peso
NOK	—	Norwegian Krone
NZD	—	New Zealand Dollar
SEK	—	Swedish Krona

Investment Abbreviations:
BP	—	British Pound Offered Rate
CDOR	—	Canadian Dollar Offered Rate
EURO	—	Euro Offered Rate
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GNMA	—	Government National Mortgage Association
GO	—	General Obligation
JYOR	—	Japanese Yen Offered Rate
LIBOR	—	London Interbank Offered Rate
NCUA	—	National Credit Union Administration
NZDOR	—	New Zealand Dollar Offered Rate
OTC	—	Over the Counter
RB	—	Revenue Bond
STRIPS	—	Separate Trading of Registered Interest and Principal of Securities

86          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2011, the Fund had outstanding forward foreign currency exchange contracts, both to purchase and sell foreign currencies:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

	Contracts
	to	Expiration	Current	Unrealized
Counterparty	Buy/Sell	Date	Value	Gain

Bank of America Securities LLC	AUD/EUR	06/15/11	$4,975,313	$8,861
	AUD/USD	06/15/11	4,711,512	118,039
	CAD/JPY	06/15/11	5,513,099	195,509
	EUR/GBP	06/15/11	11,043,481	313,705
Barclays Bank PLC	SEK/USD	06/15/11	4,333,015	79,919
BNP Paribas SA	NZD/USD	06/15/11	11,077,753	66,823
Citibank NA	AUD/CAD	06/15/11	6,111,242	161,565
	AUD/CHF	06/15/11	6,345,969	57,970
	EUR/USD	06/15/11	11,480,295	141,972
	NOK/EUR	06/15/11	10,528,868	28,474
	NOK/JPY	06/15/11	5,338,819	117,759
	NZD/USD	06/15/11	2,454,313	57,205
	USD/GBP	06/15/11	7,887,623	71,038
	USD/JPY	06/15/11	5,833,600	330,400
Credit Suisse International (London)	EUR/CHF	06/15/11	9,272,242	144,911
	EUR/USD	04/01/11	12,705,977	216,998
	USD/JPY	04/27/11	3,631,786	102,712
Deutsche Bank AG (London)	AUD/USD	06/15/11	6,418,282	192,751
	EUR/USD	06/15/11	5,507,372	86,983
	NZD/EUR	06/15/11	6,411,588	89,378
	NZD/USD	06/15/11	7,694,791	207,444
HSBC Bank PLC	EUR/GBP	06/15/11	5,594,234	155,111
	NOK/USD	06/15/11	10,367,376	152,726
	USD/GBP	06/15/11	2,164,968	16,855
	USD/JPY	06/15/11	15,125,580	74,790
JPMorgan Securities, Inc.	AUD/USD	06/15/11	9,466,703	357,301
	CHF/USD	06/15/11	3,200,997	40,997
	EUR/GBP	06/15/11	4,416,456	14,063
	EUR/USD	04/01/11	1,196,895	611
	EUR/USD	06/15/11	15,917,889	303,681
	NZD/USD	06/15/11	12,802,968	484,234
	USD/EUR	04/01/11	3,217,483	1,264
	USD/GBP	04/04/11	13,767,184	56,588
	USD/GBP	05/16/11	13,757,877	40,417
Morgan Stanley Capital Services, Inc.	AUD/USD	06/15/11	6,431,600	118,003
	USD/GBP	06/15/11	2,204,894	24,361
Royal Bank of Canada	CAD/GBP	06/15/11	1,679,445	22,877
	CAD/USD	06/15/11	6,790,155	109,751
	EUR/CAD	06/15/11	4,895,462	77,021
	EUR/CHF	06/15/11	3,094,745	60,815
Royal Bank of Scotland	CAD/USD	06/15/11	16,470,325	299,468
	EUR/USD	06/15/11	4,939,937	153,811
	NOK/USD	06/15/11	6,356,787	29,787
	NZD/USD	06/15/11	6,451,375	22,727
	SEK/USD	06/15/11	2,265,342	38,540

The accompanying notes are an integral part of these financial statements.          87

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)
March 31, 2011

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

	Contracts
	to	Expiration	Current	Unrealized
Counterparty	Buy/Sell	Date	Value	Gain

UBS AG (London)	CAD/CHF	06/15/11	$5,327,100	$41,212
	CHF/USD	06/15/11	19,910,420	78,420
	EUR/CHF	06/15/11	4,920,354	60,619

TOTAL				$5,626,466

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

	Contracts
	to	Expiration	Current	Unrealized
Counterparty	Buy/Sell	Date	Value	Loss

Bank of America Securities LLC	GBP/EUR	06/15/11	$6,594,130	$(189,179)
	USD/JPY	06/15/11	18,966,435	(77,383)
Barclays Bank PLC	USD/BRL	04/11/11	16,626,511	(811,235)
Citibank NA	GBP/EUR	06/15/11	6,282,819	(87,110)
	GBP/USD	06/15/11	6,310,740	(54,840)
	USD/AUD	06/15/11	20,884,771	(641,892)
	USD/CHF	06/15/11	7,788,963	(198,963)
	USD/NZD	06/15/11	18,336,371	(719,181)
Credit Suisse International (London)	JPY/EUR	06/15/11	2,957,453	(109,311)
	USD/BRL	04/11/11	6,114,721	(182,813)
	USD/BRL	04/29/11	2,912,276	(48,515)
	USD/EUR	04/01/11	3,345,709	(52,996)
	USD/EUR	06/15/11	1,713,625	(31,025)
Deutsche Bank AG (London)	EUR/NZD	06/15/11	6,540,447	(324,135)
	JPY/NOK	06/15/11	5,966,169	(141,510)
	USD/EUR	06/15/11	831,926	(35,686)
	USD/MXN	05/12/11	6,954,897	(108,915)
HSBC Bank PLC	EUR/NZD	06/15/11	3,942,463	(83,624)
	EUR/SEK	06/15/11	3,125,898	(31,185)
	GBP/CHF	06/15/11	6,196,116	(10,373)
	GBP/USD	06/15/11	4,301,175	(92,614)
	JPY/NOK	06/15/11	6,526,539	(199,553)
	JPY/USD	06/15/11	5,856,712	(18,288)
	NZD/AUD	06/15/11	3,185,066	(17,823)
	SEK/EUR	06/15/11	8,140,779	(78,753)
	USD/AUD	06/15/11	5,217,607	(115,312)
	USD/EUR	06/15/11	9,459,604	(185,552)
	USD/GBP	06/15/11	6,506,248	(37,815)
	USD/NOK	06/15/11	6,351,864	(147,864)
JPMorgan Securities, Inc.	CHF/EUR	06/15/11	5,753,590	(18,422)
	EUR/USD	06/15/11	12,608,089	(33,865)
	JPY/NZD	06/15/11	2,739,752	(168,332)
	JPY/USD	06/15/11	14,597,039	(461,961)
	USD/AUD	06/15/11	2,819,331	(72,643)
	USD/EUR	04/01/11	30,117,454	(860,137)
	USD/EUR	05/12/11	22,743,558	(113,622)
	USD/EUR	06/15/11	6,015,374	(148,824)
	USD/MXN	05/31/11	14,336,264	(99,843)
Morgan Stanley Capital Services, Inc.	USD/EUR	06/15/11	5,036,487	(165,252)
	USD/NZD	06/15/11	4,162,388	(165,884)

88          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

	Contracts
	to	Expiration	Current	Unrealized
Counterparty	Buy/Sell	Date	Value	Loss

Royal Bank of Canada	CAD/EUR	06/15/11	$2,481,996	$(32,151)
	EUR/CAD	06/15/11	3,110,822	(16,110)
	USD/CAD	06/15/11	10,290,910	(87,910)
Royal Bank of Scotland	EUR/USD	06/15/11	6,270,083	(8,134)
	SEK/EUR	06/15/11	4,147,509	(36,671)
UBS AG (London)	CHF/EUR	06/15/11	18,817,325	(426,194)
	CHF/USD	06/15/11	6,043,944	(120,056)
	GBP/EUR	06/15/11	11,818,491	(334,645)
	GBP/USD	06/15/11	7,528,658	(77,744)
	JPY/CAD	06/15/11	2,448,606	(78,454)
	JPY/USD	06/15/11	3,947,298	(54,702)
	USD/AUD	06/15/11	6,241,049	(287,947)
	USD/CHF	06/15/11	26,259,673	(660,185)

TOTAL				$(9,363,133)

FUTURES CONTRACTS — At March 31, 2011, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Eurodollars	3,243	September 2011	$807,020,550	$(62,071)
Eurodollars	(2,325)	September 2012	(572,008,125)	171,899
Eurodollars	(918)	March 2013	(224,347,725)	124,160
Ultra Long U.S. Treasury Bonds	(132)	June 2011	(16,310,250)	(43,312)
U.K. Life Long Gilt	126	June 2011	23,683,466	189,010
2 Year German Euro-Schatz	831	June 2011	126,225,105	104,344
5 Year German Euro-Bobl	94	June 2011	15,262,642	(1,519)
10 Year German Euro-Bund	(156)	June 2011	(26,812,959)	295,006
5 Year U.S. Treasury Notes	2,080	June 2011	242,921,251	(1,817,774)
10 Year U.S. Treasury Notes	255	June 2011	30,352,969	(582,140)
30 Year U.S. Treasury Bonds	(139)	June 2011	(16,706,063)	93,507

TOTAL				$(1,528,890)

SWAP CONTRACTS — At March 31, 2011, the Fund had outstanding swap contracts with the following terms:

INTEREST RATE SWAP CONTRACTS

					Rates Exchanged			Upfront
	Notional				Payments	Payments		Payments
	Amount			Termination	Received by	Made by	Market	Made (Received)	Unrealized
Counterparty	(000s)			Date	the Fund	the Fund	Value	by the Fund	Gain (Loss)

Bank of America Securities LLC		$175,400	(a)	06/15/14	3 month LIBOR	1.000%	$3,653,805	$3,461,608	$192,197
Barclays Bank PLC	GBP	10,560	(a)	06/15/13	6 month BP	1.500	193,240	235,216	(41,976)
		16,000	(a)	06/15/14	1.750%	6 month BP	(562,060)	(606,585)	44,525
		26,350	(a)	07/25/16	6 month BP	3.100	185,114	—	185,114
		$118,000	(a)	06/15/21	3 month LIBOR	3.500	1,589,868	2,843,932	(1,254,064)
	GBP	44,900	(a)	07/25/21	3.930	6 month BP	(131,256)	—	(131,256)
		22,860	(a)	07/25/26	6 month BP	4.220	(48,818)	—	(48,818)

The accompanying notes are an integral part of these financial statements.          89

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)
March 31, 2011

ADDITIONAL INVESTMENT INFORMATION (continued)

INTEREST RATE SWAP CONTRACTS (continued)

					Rates Exchanged			Upfront
	Notional				Payments	Payments		Payments
	Amount			Termination	Received by	Made by	Market	Made (Received)	Unrealized
Counterparty	(000s)			Date	the Fund	the Fund	Value	by the Fund	Gain (Loss)

BNP Paribas SA	GBP	7,500	(a)	06/15/14	1.750%	6 month BP	$(263,466)	$(244,575)	$(18,891)
	CAD	3,000	(a)	06/15/16	6 month CDOR	2.250%	112,231	80,044	32,187
	EUR	60,440	(a)	06/15/21	6 month EURO	3.000	5,014,529	4,349,104	665,425
Citibank NA		795,400	(a)	09/15/11	1.390	6 month EURO	(364,008)	—	(364,008)
	GBP	121,040		03/16/12	1.205	6 month BP	129,636	—	129,636
	EUR	548,090	(a)	03/21/12	1.835	6 month EURO	(501,588)	—	(501,588)
	GBP	13,720	(a)	06/15/14	1.750	6 month BP	(481,967)	(388,271)	(93,696)
	EUR	7,130		11/05/15	2.096	6 month EURO	(364,349)	—	(364,349)
		53,200	(a)	06/15/16	2.250	6 month EURO	(3,278,950)	(1,696,256)	(1,582,694)
		25,045	(a)	04/23/20	6 month EURO	3.850	453,232	489,262	(36,030)
		6,290	(a)	04/23/40	3.600	6 month EURO	(681,296)	(578,814)	(102,482)
		4,810	(a)	08/10/40	6 month EURO	2.863	1,178,338	—	1,178,338
Credit Suisse First Boston		295,125	(a)	03/21/12	1.923	6 month EURO	(178,869)	—	(178,869)
Corp.		165,500	(a)	03/04/14	6 month EURO	3.010	607,138	—	607,138
		96,900	(a)	03/04/14	6 month EURO	3.205	107,373	—	107,373
		69,200	(a)	03/11/14	6 month EURO	3.240	51,784	—	51,784
		73,600	(a)	03/15/14	6 month EURO	3.120	176,676	—	176,676
		78,500	(a)	03/18/14	6 month EURO	3.120	190,096	—	190,096
	GBP	8,850	(a)	06/15/14	1.750	6 month BP	(310,890)	(208,288)	(102,602)
		3,000		02/08/16	3.168	6 month BP	63,591	—	63,591
		2,820		02/15/16	3.210	6 month BP	66,176	—	66,176
		5,640		02/16/16	3.201	6 month BP	127,966	—	127,966
		6,620		02/18/16	3.124	6 month BP	109,756	—	109,756
	EUR	113,800	(a)	03/04/16	3.350	6 month EURO	(1,112,973)	—	(1,112,973)
		66,700	(a)	03/04/16	3.520	6 month EURO	(221,542)	—	(221,542)
		47,700	(a)	03/11/16	3.536	6 month EURO	(141,189)	—	(141,189)
		50,900	(a)	03/15/16	3.437	6 month EURO	(348,489)	—	(348,489)
		54,000	(a)	03/18/16	3.445	6 month EURO	(357,503)	—	(357,503)
		$79,400	(a)	06/15/16	3 month LIBOR	1.750	3,158,377	2,710,000	448,377
	EUR	26,200	(a)	03/04/20	6 month EURO	3.735	435,775	—	435,775
		15,400	(a)	03/04/20	6 month EURO	3.880	72,908	—	72,908
		11,000	(a)	03/11/20	6 month EURO	3.870	64,460	—	64,460
		11,700	(a)	03/15/20	6 month EURO	3.793	144,607	—	144,607
		12,400	(a)	03/18/20	6 month EURO	3.805	142,480	—	142,480
		81,330	(a)	04/23/20	6 month EURO	3.850	1,471,804	879,619	592,185
		106,375	(a)	04/23/20	3.850	6 month EURO	(1,925,037)	(1,196,622)	(728,415)
		117,000	(a)	06/15/21	3.000	6 month EURO	(9,707,146)	(8,645,255)	(1,061,891)
		$5,200	(a)	06/15/26	3 month LIBOR	3.250	498,247	223,674	274,573
	EUR	25,130	(a)	04/23/40	3.600	6 month EURO	(2,721,933)	(1,781,054)	(940,879)
		200	(a)	08/06/40	6 month EURO	3.630	20,138	—	20,138
		2,700	(a)	08/10/40	6 month EURO	3.323	427,560	—	427,560
Deutsche Bank		150,000	(a)	03/15/14	6 month EURO	3.107	385,790	—	385,790
Securities, Inc.		39,100	(a)	03/18/14	6 month EURO	2.955	179,285	—	179,285
		60,100	(a)	03/18/14	6 month EURO	3.120	145,539	—	145,539
		$131,600	(a)	11/02/14	3 month LIBOR	1.645	2,694,047	—	2,694,047
		5,100		02/28/15	3 month LIBOR	1.414	100,953	—	100,953
	GBP	1,050		02/11/16	3.188	6 month BP	23,406	—	23,406
	NZD	11,350		02/14/16	3 month NZDOR	4.688	(113,628)	—	(113,628)
		2,250		02/15/16	3 month NZDOR	4.690	(22,705)	—	(22,705)
		16,920		02/18/16	3 month NZDOR	4.700	(173,148)	—	(173,148)

90          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

INTEREST RATE SWAP CONTRACTS (continued)

					Rates Exchanged			Upfront
	Notional				Payments	Payments		Payments
	Amount			Termination	Received by	Made by	Market	Made (Received)	Unrealized
Counterparty	(000s)			Date	the Fund	the Fund	Value	by the Fund	Gain (Loss)

Deutsche Bank		14,720		02/22/16	3 month NZDOR	4.683	$(138,532)	$—	$(138,532)
Securities, Inc.	EUR	103,800	(a)	03/15/16	3.425	6 month EURO	(756,956)	—	(756,956)
(continued)	EUR	27,000	(a)	03/18/16	3.318%	6 month EURO	(309,355)	—	(309,355)
		41,500	(a)	03/18/16	3.455	6 month EURO	(259,004)	—	(259,004)
		$58,300	(a)	06/15/16	3 month LIBOR	1.750%	2,319,061	2,085,989	233,072
	EUR	5,700	(a)	06/15/16	2.250	6 month EURO	(351,316)	(140,946)	(210,370)
	NZD	24,000	(a)	06/15/16	3 month NZDOR	4.750	(134,666)	(222,255)	87,589
		$110,000	(a)	11/02/17	2.750	3 month LIBOR	(4,707,021)	—	(4,707,021)
	EUR	23,800	(a)	03/15/20	6 month EURO	3.772	335,134	—	335,134
		6,200	(a)	03/18/20	6 month EURO	3.705	122,039	—	122,039
		9,600	(a)	03/18/20	6 month EURO	3.815	102,442	—	102,442
		$1,500		10/20/20	2.560	3 month LIBOR	(100,246)	—	(100,246)
		49,300	(a)	06/15/21	3 month LIBOR	2.750	3,840,583	4,086,914	(246,331)
		30,200	(a)	11/02/22	3 month LIBOR	3.545	1,917,685	—	1,917,685
		12,600	(a)	06/15/26	3.250	3 month LIBOR	(1,207,292)	(1,155,000)	(52,292)
JPMorgan Securities, Inc.	GBP	2,690	(a)	06/15/14	1.750	6 month BP	(94,497)	(36,836)	(57,661)
		$84,600	(a)	06/15/16	3 month LIBOR	1.750	3,365,223	3,179,488	185,735
	CAD	45,300	(a)	06/15/16	6 month CDOR	2.250	1,713,633	1,502,478	211,155
		$7,400	(a)	06/15/26	3 month LIBOR	3.250	709,044	99,900	609,144
	EUR	200	(a)	08/07/40	6 month EURO	3.542	23,434	—	23,434
		440	(a)	08/10/40	6 month EURO	3.417	61,896	—	61,896
Morgan Stanley Capital		$85,000	(a)	06/15/14	1.000	3 month LIBOR	(1,770,658)	(1,350,000)	(420,658)
Services, Inc.		59,600	(a)	06/15/16	3 month LIBOR	1.750	2,370,772	2,357,180	13,592
		202,500	(a)	06/15/16	1.750	3 month LIBOR	(8,055,055)	(7,400,000)	(655,055)
		64,620	(a)	06/15/21	3.500	3 month LIBOR	(870,655)	(304,730)	(565,925)
Royal Bank of Canada	CAD	8,080		11/03/15	6 month CDOR	2.140	216,895	—	216,895
		12,250		11/04/15	6 month CDOR	2.115	344,860	—	344,860
	EUR	10,770		11/08/15	2.118%	6 month EURO	(538,214)	—	(538,214)
	GBP	2,600		02/09/16	3.195	6 month BP	60,126	—	60,126
		2,600		02/10/16	3.180	6 month BP	56,824	—	56,824
	CAD	6,000	(a)	06/15/16	6 month CDOR	2.250	227,093	133,608	93,485
UBS AG (London)	JPY	11,137,000	(a)	02/06/13	0.466	6 month JYOR	68,888	—	68,888
		7,398,000	(a)	02/06/15	6 month JYOR	0.628	(203,241)	—	(203,241)
	NZD	5,850		02/11/16	3 month NZDOR	4.635	(49,241)	—	(49,241)
	EUR	1,450	(a)	06/15/18	2.500	6 month EURO	(121,827)	(66,120)	(55,707)
	JPY	1,599,000	(a)	02/06/19	1.133	6 month JYOR	59,935	—	59,935
	EUR	12,440	(a)	04/22/40	6 month EURO	3.158	2,395,824	—	2,395,824

TOTAL							$606,730	$2,696,409	$(2,089,679)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2011.

The accompanying notes are an integral part of these financial statements.          91

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)
March 31, 2011

ADDITIONAL INVESTMENT INFORMATION (continued)

CREDIT DEFAULT SWAP CONTRACTS

					Credit
					Spread at		Upfront
		Notional	Rates Received		March 31,		Payments
	Referenced	Amount	(Paid) by	Termination	2011	Market	Made (Received)	Unrealized
Counterparty	Obligation	(000s)	Fund	Date	(Basis Points)(b)	Value	by the Fund	Gain (Loss)

Protection Purchased:
Bank of America Securities LLC	Spanish Government Bond 5.500%, 7/30/17	$7,000	(1.000)%	12/20/15	231	$388,441	$458,095	$(69,654)
	Spanish Government Bond 5.500%, 7/30/17	12,150	(1.000)	03/20/16	233	718,089	670,865	47,224
	Republic of Italy 6.875%, 9/27/23	9,890	(1.000)	03/20/16	147	211,970	495,112	(283,142)
Barclays Bank PLC	Spanish Government Bond 5.500%, 7/30/17	3,800	(1.000)	03/20/16	233	224,587	202,931	21,656
	French Republic 4.250%, 4/25/19	19,180	(0.250)	03/20/16	73	434,940	581,064	(146,124)
	French Republic 4.250%, 4/25/19	12,950	(0.250)	12/20/20	96	749,008	815,417	(66,409)
Citibank NA	Spanish Government Bond 5.500%, 7/30/17	4,310	(1.000)	12/20/15	231	239,169	239,178	(9)
	Portugal Obrigacoes Do Tesouro 5.450%, 9/23/13	6,200	(1.000)	12/20/15	589	1,115,291	795,561	319,730
	Portugal Obrigacoes Do Tesouro 5.450%, 9/23/13	9,150	(1.000)	03/20/16	584	1,690,644	1,297,948	392,696
	Republic of Italy 6.875%, 9/27/23	6,890	(1.000)	03/20/16	147	147,671	376,196	(228,525)
	French Republic 4.250%, 4/25/19	7,300	(0.250)	12/20/20	96	422,221	350,139	72,082
Credit Suisse First Boston Corp.	Portugal Obrigacoes Do Tesouro 5.450%, 9/23/13	5,010	(1.000)	12/20/15	589	901,227	600,244	300,983
	Spanish Government Bond 5.500%, 7/30/17	4,550	(1.000)	12/20/15	231	252,487	395,639	(143,152)
	Spanish Government Bond 5.500%, 7/30/17	12,040	(1.000)	03/20/16	233	711,587	672,049	39,538
Deutsche Bank Securities, Inc.	Spanish Government Bond 5.500%, 7/30/17	12,250	(1.000)	03/20/16	233	723,999	903,701	(179,702)
	French Republic 4.250%, 4/25/19	11,120	(0.250)	12/20/20	96	643,163	619,261	23,902
JPMorgan Securities, Inc.	Spanish Government Bond 5.500%, 7/30/17	3,800	(1.000)	03/20/16	233	224,587	202,931	21,656
Morgan Stanley Capital Services, Inc.	French Republic 4.250%, 4/25/19	91,210	(0.250)	03/20/16	73	2,068,347	2,773,567	(705,220)
	French Republic 4.250%, 4/25/19	18,000	(0.250)	12/20/20	96	1,041,092	1,041,325	(233)
Protection Sold:
Deutsche Bank Securities, Inc.	Spanish Government Bond 5.500%, 7/30/17	2,050	1.000	03/20/16	233	(121,159)	(219,574)	98,415

92          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CREDIT DEFAULT SWAP CONTRACTS (continued)

					Credit
					Spread at		Upfront
		Notional	Rates Received		March 31,		Payments
	Referenced	Amount	(Paid) by	Termination	2011	Market	Made (Received)	Unrealized
Counterparty	Obligation	(000s)	Fund	Date	(Basis Points)(b)	Value	by the Fund	Gain (Loss)

JPMorgan Securities, Inc.	Portugal Obrigacoes Do Tesouro 5.450%, 9/23/13	$1,370	1.000%	03/20/16	584	$(253,135)	$(235,665)	$(17,470)
	Federal Republic of Germany 6.000%, 6/20/16	11,390	0.250	03/20/21	63	(365,936)	(415,252)	49,316
Morgan Stanley Capital Services, Inc.	Federal Republic of Germany 6.000%, 6/20/16	122,350	0.250	03/20/16	43	(1,037,957)	(1,738,310)	700,353
	Federal Republic of Germany 6.000%, 6/20/16	34,680	0.250	03/20/21	63	(1,114,193)	(1,264,349)	150,156

TOTAL						$10,016,140	$9,618,073	$398,067

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

WRITTEN OPTIONS CONTRACTS

INTEREST RATE SWAPTION CONTRACTS — At March 31, 2011, the Fund had outstanding written swaptions as follows:

		Notional
		Amount	Expiration	Strike	Market	Premiums	Unrealized
Counterparty	Description	(000s)	Date	Price	Value	Received	Gain (Loss)

Bank of America N.A.	Put – OTC – 10 year Interest Rate Swap for the obligation to pay a fixed rate of 3.460% versus the 3 month LIBOR maturing on April 27, 2021	$19,300	04/21/11	3.460%	$(82,652)	$(222,432)	$139,780
	Call – OTC – 10 year Interest Rate Swap for the obligation to receive a fixed rate of 3.460% versus the 3 month LIBOR maturing on April 27, 2021	19,300	04/21/11	3.460%	(295,967)	(222,433)	(73,534)
Morgan Stanley Capital Services, Inc.	Put – OTC – 10 year Interest Rate Swap for the obligation to pay a fixed rate of 3.620% versus the 3 month LIBOR maturing on May 04, 2021	19,200	04/28/11	3.620%	(213,112)	(196,800)	(16,312)
	Call – OTC – 10 year Interest Rate Swap for the obligation to receive a fixed rate of 3.620% versus the 3 month LIBOR maturing on May 04, 2021	19,200	04/28/11	3.620%	(176,680)	(196,800)	20,120

TOTAL		$77,000			$(768,411)	$(838,465)	$70,054

The accompanying notes are an integral part of these financial statements.          93

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)
March 31, 2011

ADDITIONAL INVESTMENT INFORMATION (continued)

INTEREST RATE SWAPTION CONTRACTS (continued)

For the period ended March 31, 2011, the Fund had the following written swaptions activity:

	Notional
	Amount	Premiums
	(000s)	Received

Contracts Outstanding June 30, 2010	$—	$—

Contracts Written	138,000	(2,618,545)
Contracts Bought to Close	(61,000)	1,780,080

Contracts Outstanding March 31, 2011	$77,000	$(838,465)

94          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At March 31, 2011, certain Funds had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of April 1, 2011, as follows:

			Collateral
	Principal	Maturity	Value
Fund	Amount	Value	Allocation

Core Fixed Income	$326,300,000	$326,301,405	$333,222,371

Core Plus Fixed Income	60,600,000	60,600,261	61,885,614

Strategic Income	391,900,000	391,901,687	400,214,059

The accompanying notes are an integral part of these financial statements.          95

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Schedule of Investments (continued)
March 31, 2011

ADDITIONAL INVESTMENT INFORMATION (continued)

REPURCHASE AGREEMENTS — At March 31, 2011, the Principal Amounts of certain Funds’ interest in the Joint Repurchase Agreement Account II were as follows:

	Interest	Core Fixed	Core Plus Fixed	Strategic
Counterparty	Rate	Income	Income	Income

BNP Paribas Securities Co.	0.100%	$36,538,732	$6,785,923	$43,884,548

BNP Paribas Securities Co.	0.140	6,851,012	1,272,361	8,228,353

BNP Paribas Securities Co.	0.180	22,836,707	4,241,203	27,427,844

Citibank N.A.	0.190	5,709,177	1,060,301	6,856,961

Citigroup Global Markets, Inc.	0.190	28,545,883	5,301,503	34,284,804

Credit Agricole Securities	0.130	39,964,237	7,422,105	47,998,726

Deutsche Bank Securities, Inc.	0.200	4,567,341	848,241	5,485,569

JPMorgan Securities	0.190	5,366,626	996,683	6,445,543

Merrill Lynch & Co., Inc.	0.150	5,786,821	1,074,721	6,950,216

RBS Securities, Inc.	0.100	22,836,707	4,241,203	27,427,844

RBS Securities, Inc.	0.200	17,127,530	3,180,902	20,570,883

UBS Securities LLC	0.100	11,418,353	2,120,601	13,713,922

UBS Securities LLC	0.200	11,418,353	2,120,601	13,713,922

Wells Fargo Securities LLC	0.170	107,332,521	19,933,652	128,910,865

TOTAL		$326,300,000	$60,600,000	$391,900,000

96          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

ADDITIONAL INVESTMENT INFORMATION (continued)

At March 31, 2011, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates

Federal Farm Credit Bank	2.625 to 7.350%	04/21/11 to 09/22/38

Federal Farm Credit Bank Principal-Only Stripped Security	0.000	12/16/15

Federal Home Loan Bank	0.000 to 8.290	04/04/11 to 09/14/35

Federal Home Loan Mortgage Corp.	0.000 to 7.690	05/31/11 to 03/01/41

Federal Home Loan Mortgage Corp. Interest-Only Stripped Securities	0.000	01/15/13 to 01/15/28

Federal Home Loan Mortgage Corp. Principal-Only Stripped Security	0.000	11/15/13

Federal National Mortgage Association	0.000 to 10.350	04/25/11 to 04/01/41

Federal National Mortgage Association Interest-Only Stripped Securities	0.000	11/15/12 to 05/15/29

Federal National Mortgage Association Principal-Only Stripped Security	0.000	03/23/28

Government National Mortgage Association	3.500 to 5.500	09/15/24 to 03/20/41

SLM Corp.	0.000	10/03/22

U.S. Treasury Bills	0.000	04/07/11 to 12/15/11

U.S. Treasury Bonds	3.875 to 11.250	02/15/15 to 11/15/40

U.S. Treasury Inflation Indexed Bonds	0.625 to 2.125	04/15/13 to 02/15/41

U.S. Treasury Interest-Only Stripped Securities	0.000	05/15/11 to 11/15/26

U.S. Treasury Notes	0.375 to 5.125	04/30/11 to 02/15/21

U.S. Treasury Principal-Only Stripped Securities	0.000	08/15/11 to 09/30/13

The accompanying notes are an integral part of these financial statements.          97

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statements of Assets and Liabilities
March 31, 2011

Core Fixed
Income Fund
Assets:

Investments in securities, at value (identified cost $1,645,732,616, $304,993,364, $667,820,007 and $1,384,427,258, respectively)	$1,649,278,248
Repurchase agreement, at value which equals cost	326,300,000
Cash(a)	5,021,029
Foreign currencies, at value (identified cost $75, $2,265, $3,166 and $17,926, respectively)	78
Receivables:
Investment securities sold, at value	66,408,956
Investment securities sold on an extended-delivery basis	365,795,143
Fund shares sold	107,927,349
Due from broker — variation margin	—
Interest, at value	9,959,466
Swap contracts, at value (includes upfront payments made of $3,143,357, $1,994,525, $1,986,990 and $42,209,239, respectively)	9,835,950
Forward foreign currency exchange contracts, at value	1,782,442
Due from broker — collateral for swap contracts	970,500
Reimbursement from investment adviser	—
Deferred offering costs	—
Other assets	14,441

Total assets	2,543,293,602

Liabilities:

Payables:
Investment securities purchased on an extended-delivery basis	634,624,280
Investment securities purchased	107,785,252
Due to broker — variation margin	224,512
Swap contracts, at value (includes upfront payments received of $2,204,986, $2,194,214, $2,729,464 and $29,894,757, respectively)	7,711,085
Fund shares redeemed	4,932,749
Due to broker — collateral for swap contracts	2,960,416
Forward foreign currency exchange contracts, at value	2,505,393
Amounts owed to affiliates	851,524
Options written, at value (premium received $381,190, $163,440, $329,762 and $838,465, respectively)	349,259
Income distribution	239,413
Due to broker — upfront payment	—
Accrued expenses and other liabilities	269,697

Total liabilities	762,453,580

Net Assets:

Paid-in capital	1,902,263,326
Accumulated undistributed (distributions in excess of) net investment income	7,496,390
Accumulated net realized loss from investment, futures, option, swap and foreign currency related transactions	(132,431,297)
Net unrealized gain on investments, futures, option, swaps and translation of assets and liabilities denominated in foreign currencies	3,511,603

NET ASSETS	$1,780,840,022

Net Assets:
Class A	$694,254,834
Class B	11,234,307
Class C	27,992,603
Institutional	1,041,837,192
Service	3,965,818
Class IR	1,538,493
Class R	16,775

Total Net Assets	$1,780,840,022

Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	70,883,075
Class B	1,142,197
Class C	2,844,164
Institutional	105,975,070
Service	403,185
Class IR	157,136
Class R	1,711

Net asset value, offering and redemption price per share:(b)
Class A	$9.79
Class B	9.84
Class C	9.84
Institutional	9.83
Service	9.84
Class IR	9.79
Class R	9.80

(a)	Includes restricted cash of $586,985 on deposit with counterparty for the Core Plus Fixed Income Fund relating to initial margin requirements and collateral on futures transactions.
(b)	Maximum public offering price per share for Class A Shares of the Core Fixed Income, Core Plus Fixed Income, Global Income and Strategic Income Funds (NAV per share multiplied by 1.0390) is $10.17, $10.57, $13.12 and $10.42, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

98          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Core Plus Fixed	Global	Strategic
Income Fund	Income Fund	Income Fund

$311,388,396	$690,942,399	$1,393,645,328
60,600,000	—	391,900,000
762,834	804,306	12,138,427
2,267	3,198	18,006

4,727,914	125,657,570	5,600,438
72,048,216	68,412,400	111,484,062
267,445	388,553	36,936,829
22,238	—	—
1,761,042	7,429,550	9,703,806
5,330,812	9,697,737	57,195,836
391,291	9,305,985	5,626,466
1,253,975	2,958,656	22,553,801
—	100,095	113,139
—	—	43,631
2,626	9,356	7,615

458,559,056	915,709,805	2,046,967,384

132,575,649	81,623,203	172,769,643
8,618,082	20,610,214	61,364,130
—	55,475	32,471
5,869,718	10,420,086	46,572,966
371,652	95,301,952	6,591,218
630,000	2,199,519	14,537,057
696,282	19,391,461	9,363,133
204,083	529,969	1,100,461
149,663	315,542	768,411
16,006	—	215,236
—	65,191	70,475
181,259	269,724	237,364

149,312,394	230,782,336	313,622,565

307,485,216	687,116,183	1,747,446,878
(1,671,830)	(12,709,449)	(11,247,034)
(2,328,998)	(4,011,711)	(5,278,969)
5,762,274	14,532,446	2,423,944

$309,246,662	$684,927,469	$1,733,344,819

$93,196,436	$204,115,767	$820,663,596
6,348,848	2,979,137	—
10,823,769	7,676,467	82,981,532
198,465,053	469,982,228	804,516,615
12,430	151,192	—
364,040	22,678	25,157,878
36,086	—	25,198

$309,246,662	$684,927,469	$1,733,344,819

9,161,216	16,165,187	81,780,541
624,703	236,817	—
1,064,939	611,904	8,268,342
19,519,601	37,276,595	80,185,297
1,223	12,008	—
35,775	1,799	2,508,435
3,548	—	2,512

$10.17	$12.63	$10.03
10.16	12.58	—
10.16	12.55	10.04
10.17	12.61	10.03
10.17	12.59	—
10.18	12.61	10.03
10.17	—	10.03

The accompanying notes are an integral part of these financial statements.          99

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statements of Operations
For the Fiscal Year Ended March 31, 2011

Core Fixed
Income Fund

Investment income:

Interest	$51,487,413

Expenses:

Management fees	6,718,958
Distribution and Service fees(b)	2,409,241
Transfer Agent fees(b)	1,443,174
Custody and accounting fees	422,843
Printing and mailing costs	163,119
Professional fees	124,586
Registration fees	123,005
Trustee fees	19,655
Service Share fees — Shareholder Administration Plan	11,726
Service Share fees — Service Plan	11,726
Amortization of offering costs	—
Other	29,388

Total expenses	11,477,421

Less — expense reductions	(6,277)

Net expenses	11,471,144

NET INVESTMENT INCOME	40,016,269

Realized and unrealized gain (loss) from investment, futures, option, swap and foreign currency related transactions:

Net realized gain (loss) from:
Investment transactions	46,480,390
Futures transactions	2,195,521
Written options	242,550
Swap contracts	3,725,582
Foreign currency related transactions (includes $(1,214,508), $(1,062,058), $(27,616,080) and $(2,876,661) of net realized losses on forward foreign currency exchange contracts, respectively)	(623,030)
Net change in unrealized gain (loss) on:
Investments	(2,976,547)
Futures	274,571
Written options	31,931
Swap contracts	1,198,897
Translation of assets and liabilities denominated in foreign currencies (includes $(973,739), $(337,359), $(17,377,873), and $(3,736,667) of net unrealized losses on forward foreign currency exchange contracts, respectively)	(962,093)

Net realized and unrealized gain (loss) from investment, futures, option, swap and foreign currency related transactions	49,587,772

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$89,604,041

(a)	Commenced operations on June 30, 2010.
(b)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees
Fund	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Institutional	Service	Class IR(c)	Class R
Core Fixed Income	$1,937,384	$146,198	$325,580	$79	$1,007,440	$19,006	$42,325	$370,867	$1,876	$1,639	$21
Core Plus Fixed Income	250,584	81,732	125,620	191	130,304	10,625	16,331	81,645	4	447	50
Global Income	565,972	41,382	81,417	—	294,306	5,380	10,584	271,285	39	18	—
Strategic Income(a)	525,544	—	138,466	38	273,283	—	18,002	86,633	—	6,061	11

(c)	Commenced operations on July 30, 2010 for Global Income Fund.

100          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Core Plus Fixed	Global	Strategic
Income Fund	Income Fund	Income Fund(a)

$11,601,246	$28,043,706	$16,198,490

1,464,646	5,957,969	2,633,608
458,127	688,771	664,048
239,406	581,612	383,990
213,386	567,934	165,340
64,843	116,871	48,338
144,456	131,667	114,945
106,893	100,181	42,203
16,302	17,674	13,528
30	245	—
30	245	—
—	—	131,369
10,962	18,211	17,345

2,719,081	8,181,380	4,214,714

(546,455)	(919,969)	(294,937)

2,172,626	7,261,411	3,919,777

9,428,620	20,782,295	12,278,713

7,962,028	23,692,439	(3,564,616)
(2,407,591)	(6,509,906)	(3,186,342)
121,605	5,922	268,828
1,145,266	2,126,351	(6,572,397)

(1,125,508)	(9,649,412)	(2,633,202)

4,459,184	213,221	9,218,070
197,295	627,623	(1,528,890)
13,777	14,220	70,054
110,385	(1,031,789)	(1,691,612)

(331,636)	(15,505,436)	(3,643,678)

10,144,805	(6,016,767)	(13,263,785)

$19,573,425	$14,765,528	$(985,072)

The accompanying notes are an integral part of these financial statements.          101

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statements of Changes in Net Assets

	Core Fixed Income Fund
	For the Fiscal	For the Fiscal
	Year Ended	Year Ended
	March 31, 2011	March 31, 2010

From operations:

Net investment income	$40,016,269	$53,447,202
Net realized gain (loss) from investment, futures, options, swap and foreign currency related transactions	52,021,013	(89,181,724)
Net change in unrealized gain (loss) on investments, futures, options, swaps and translation of assets and liabilities denominated in foreign currencies	(2,433,241)	296,773,763

Net increase (decrease) in net assets resulting from operations	89,604,041	261,039,241

Distributions to shareholders:

From net investment income
Class A Shares	(18,737,976)	(24,910,163)
Class B Shares	(243,780)	(502,776)
Class C Shares	(543,505)	(822,116)
Institutional Shares	(25,457,284)	(28,338,593)
Service Shares	(105,829)	(220,644)
Class IR Shares(b)	(33,337)	(2,081)
Class R Shares	(345)	(362)
From net realized gains
Class A Shares	—	—
Class B Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
Service Shares	—	—
Class IR Shares(b)	—	—
Class R Shares	—	—
From capital
Class A Shares	—	—
Class B Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
Service Shares	—	—
Class IR Shares(b)	—	—
Class R Shares	—	—

Total distributions to shareholders	(45,122,056)	(54,796,735)

From share transactions:

Proceeds from sales of shares	964,825,615	702,108,372
Reinvestment of distributions	35,424,211	40,342,479
Cost of shares redeemed(c)	(830,033,503)	(884,585,894)

Net increase (decrease) in net assets resulting from share transactions	170,216,323	(142,135,043)

TOTAL INCREASE (DECREASE)	214,698,308	64,107,463

Net assets:

Beginning of year	1,566,141,714	1,502,034,251

End of year	$1,780,840,022	$1,566,141,714

Accumulated undistributed (distribution in excess of) net investment income	$7,496,390	$9,755,917

(a)	Commenced operations on June 30, 2010.
(b)	Commenced operations on July 30, 2010 for Global Income Fund.
(c)	Net of $5,018 and $10,331 and $11,114 and $11,922 of redemption fees remitted to the Core Plus Fixed Income Fund and Global Income Fund, respectively, for the fiscal years ended March 31, 2011 and March 31, 2010, respectively.

102          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Core Plus Fixed Income Fund		Global Income Fund		Strategic Income Fund
For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal	For the
Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
March 31, 2011	March 31, 2010	March 31, 2011	March 31, 2010	March 31, 2011(a)

$9,428,620	$7,071,902	$20,782,295	$29,349,305	$12,278,713
5,695,800	2,912,385	9,665,394	(32,184,697)	(15,687,729)
4,449,005	14,628,078	(15,682,161)	126,842,735	2,423,944

19,573,425	24,612,365	14,765,528	124,007,343	(985,072)

(2,826,074)	(2,238,162)	(4,785,933)	(20,025,980)	(5,373,900)
(172,357)	(311,280)	(55,227)	(570,596)	—
(263,483)	(363,457)	(113,235)	(523,110)	(268,268)
(6,438,296)	(4,561,188)	(16,488,915)	(69,062,749)	(6,158,573)
(328)	(400)	(1,978)	(21,607)	—
(10,494)	(3,924)	(359)	—	(132,535)
(987)	(883)	—	—	(148)

(3,081,210)	—	—	—	(610,007)
(250,208)	—	—	—	—
(405,603)	—	—	—	(32,269)
(6,400,667)	—	—	—	(607,998)
(391)	—	—	—	—
(11,554)	—	—	—	(13,000)
(1,271)	—	—	—	(20)

(83,230)	—	—	—	(594,948)
(5,076)	—	—	—	—
(7,760)	—	—	—	(29,700)
(189,611)	—	—	—	(681,820)
(10)	—	—	—	—
(309)	—	—	—	(14,673)
(29)	—	—	—	(16)

(20,148,948)	(7,479,294)	(21,445,647)	(90,204,042)	(14,517,875)

90,380,853	213,501,207	282,590,902	287,590,821	1,901,482,228
17,632,789	6,779,774	20,944,288	88,636,855	13,178,008
(105,790,017)	(40,878,405)	(529,129,975)	(372,256,969)	(165,812,470)

2,223,625	179,402,576	(225,594,785)	3,970,707	1,748,847,766

1,648,102	196,535,647	(232,274,904)	37,774,008	1,733,344,819

307,598,560	111,062,913	917,202,373	879,428,365	—

$309,246,662	$307,598,560	$684,927,469	$917,202,373	$1,733,344,819

$(1,671,830)	$680,879	$(12,709,449)	$(6,803,915)	$(11,247,034)

The accompanying notes are an integral part of these financial statements.          103

GOLDMAN SACHS CORE FIXED INCOME FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders

	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	From	Total
Year - Share Class	of period	income(a)	gain (loss)	operations	income	gains	capital	distributions

FOR THE FISCAL YEARS ENDED MARCH 31,
2011 - A	$9.53	$0.21	$0.29	$0.50	$(0.24)	$—	$—	$(0.24)
2011 - B	9.57	0.14	0.29	0.43	(0.16)	—	—	(0.16)
2011 - C	9.58	0.14	0.28	0.42	(0.16)	—	—	(0.16)
2011 - Institutional	9.57	0.24	0.29	0.53	(0.27)	—	—	(0.27)
2011 - Service	9.58	0.20	0.28	0.48	(0.22)	—	—	(0.22)
2011 - IR	9.54	0.23	0.28	0.51	(0.26)	—	—	(0.26)
2011 - R	9.54	0.18	0.29	0.47	(0.21)	—	—	(0.21)

2010 - A	8.27	0.31	1.27	1.58	(0.32)	—	--	(0.32)
2010 - B	8.31	0.24	1.27	1.51	(0.25)	—	—	(0.25)
2010 - C	8.31	0.24	1.28	1.52	(0.25)	—	—	(0.25)
2010 - Institutional	8.30	0.34	1.28	1.62	(0.35)	—	—	(0.35)
2010 - Service	8.31	0.30	1.27	1.57	(0.30)	—	—	(0.30)
2010 - IR	8.28	0.31	1.29	1.60	(0.34)	—	—	(0.34)
2010 - R	8.28	0.28	1.28	1.56	(0.30)	—	—	(0.30)

2009 - A	9.57	0.42	(1.23)	(0.81)	(0.44)	(0.05)	—	(0.49)
2009 - B	9.61	0.35	(1.23)	(0.88)	(0.37)	(0.05)	—	(0.42)
2009 - C	9.61	0.35	(1.23)	(0.88)	(0.37)	(0.05)	—	(0.42)
2009 - Institutional	9.60	0.45	(1.23)	(0.78)	(0.47)	(0.05)	—	(0.52)
2009 - Service	9.61	0.41	(1.24)	(0.83)	(0.42)	(0.05)	—	(0.47)
2009 - IR	9.58	0.44	(1.23)	(0.79)	(0.46)	(0.05)	—	(0.51)
2009 - R	9.57	0.40	(1.22)	(0.82)	(0.42)	(0.05)	—	(0.47)

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*
2008 - A	9.86	0.19	(0.28)	(0.09)	(0.20)	—	—	(0.20)
2008 - B	9.90	0.16	(0.28)	(0.12)	(0.17)	—	—	(0.17)
2008 - C	9.91	0.16	(0.29)	(0.13)	(0.17)	—	—	(0.17)
2008 - Institutional	9.90	0.21	(0.30)	(0.09)	(0.21)	—	—	(0.21)
2008 - Service	9.91	0.19	(0.30)	(0.11)	(0.19)	—	—	(0.19)
2008 - IR (Commenced November 30, 2007)	10.01	0.16	(0.43)	(0.27)	(0.16)	—	—	(0.16)
2008 - R (Commenced November 30, 2007)	10.01	0.14	(0.44)	(0.30)	(0.14)	—	—	(0.14)

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2007 - A	9.82	0.44	0.02	0.46	(0.42)	—	—	(0.42)
2007 - B	9.86	0.37	0.02	0.39	(0.35)	—	—	(0.35)
2007 - C	9.87	0.37	0.02	0.39	(0.35)	—	—	(0.35)
2007 - Institutional	9.86	0.48	0.02	0.50	(0.46)	—	—	(0.46)
2007 - Service	9.86	0.43	0.03	0.46	(0.41)	—	—	(0.41)

2006 - A	9.87	0.41	(0.01)	0.40	(0.38)	(0.06)	(0.01)	(0.45)
2006 - B	9.91	0.34	(0.01)	0.33	(0.31)	(0.06)	(0.01)	(0.38)
2006 - C	9.91	0.34	—	0.34	(0.31)	(0.06)	(0.01)	(0.38)
2006 - Institutional	9.90	0.45	—	0.45	(0.42)	(0.06)	(0.01)	(0.49)
2006 - Service	9.91	0.40	(0.01)	0.39	(0.37)	(0.06)	(0.01)	(0.44)

*	The Fund changed its fiscal year end from October 31 to March 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.

104          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

							Ratio of		Portfolio	Portfolio
		Net assets,	Ratio of		Ratio of		net investment		turnover rate	turnover rate
Net asset		end of	net expenses		total expenses		income		(including the	(excluding the
value, end	Total	period	to average		to average		to average		effect of mortgage	effect of mortgage
of period	return(b)	(in 000s)	net assets		net assets		net assets		dollar rolls)	dollar rolls)

$9.79	5.24%	$694,255	0.81%		0.81%		2.13%		554%	378%
9.84	4.55	11,234	1.56		1.56		1.39		554	378
9.84	4.44	27,993	1.56		1.56		1.38		554	378
9.83	5.58	1,041,837	0.47		0.47		2.45		554	378
9.84	5.17	3,966	0.97		0.97		1.98		554	378
9.79	5.39	1,538	0.56		0.56		2.30		554	378
9.80	4.98	17	1.06		1.06		1.88		554	378

9.53	19.32	804,834	0.82		0.82		3.37		418	330
9.57	18.36	16,680	1.57		1.57		2.68		418	330
9.58	18.48	33,260	1.57		1.57		2.62		418	330
9.57	19.79	705,704	0.48		0.48		3.78		418	330
9.58	19.05	5,580	0.98		0.98		3.30		418	330
9.54	19.58	69	0.57		0.57		3.30		418	330
9.54	19.03	14	1.07		1.07		3.10		418	330

8.27	(8.63)	600,963	0.80		0.81		4.70		413	371
8.31	(9.26)	17,694	1.55		1.56		3.95		413	371
8.31	(9.26)	24,655	1.55		1.56		3.95		413	371
8.30	(8.27)	851,372	0.46		0.47		5.04		413	371
8.31	(8.72)	7,333	0.96		0.97		4.55		413	371
8.28	(8.39)	9	0.55		0.56		4.97		413	371
8.28	(8.81)	9	1.05		1.06		4.51		413	371

9.57	(0.99)	809,957	0.78	(c)	0.78	(c)	4.63	(c)	239	193
9.61	(1.28)	21,415	1.53	(c)	1.53	(c)	3.89	(c)	239	193
9.61	(1.38)	28,402	1.53	(c)	1.53	(c)	3.89	(c)	239	193
9.60	(0.94)	1,571,578	0.44	(c)	0.44	(c)	4.97	(c)	239	193
9.61	(1.04)	24,199	0.94	(c)	0.94	(c)	4.47	(c)	239	193
9.58	(2.75)	10	0.53	(c)	0.53	(c)	4.66	(c)	239	193
9.57	(2.90)	10	1.03	(c)	1.03	(c)	4.22	(c)	239	193

9.86	4.84	798,223	0.80		0.81		4.51		166	141
9.90	4.05	20,736	1.55		1.56		3.74		166	141
9.91	4.05	23,008	1.55		1.56		3.76		166	141
9.90	5.21	1,684,860	0.44		0.45		4.87		166	141
9.91	4.68	29,899	0.94		0.95		4.32		166	141

9.82	4.21	714,877	0.83		0.84		4.25		562	516
9.86	3.42	22,971	1.58		1.59		3.49		562	516
9.87	3.52	20,937	1.58		1.59		3.49		562	516
9.86	4.69	1,558,971	0.46		0.47		4.65		562	516
9.86	4.06	46,600	0.96		0.97		4.13		562	516

The accompanying notes are an integral part of these financial statements.          105

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders

	Net asset
	value,	Net	Net realized	Total from	From net		From net
	beginning	investment	and unrealized	investment	investment		realized	Total
Year - Share Class	of period	income(a)	gain (loss)	operations	income		gains	distributions

FOR THE FISCAL YEARS ENDED MARCH 31,
2011 - A	$10.20	$0.28	$0.33	$0.61	$(0.31	)(c)	$(0.33)	$(0.64)
2011 - B	10.20	0.21	0.31	0.52	(0.23	)(c)	(0.33)	(0.56)
2011 - C	10.20	0.21	0.31	0.52	(0.23	)(c)	(0.33)	(0.56)
2011 - Institutional	10.20	0.32	0.32	0.64	(0.34	)(c)	(0.33)	(0.67)
2011 - Service	10.20	0.27	0.32	0.59	(0.29	)(c)	(0.33)	(0.62)
2011 - IR	10.21	0.31	0.32	0.63	(0.33	)(c)	(0.33)	(0.66)
2011 - R	10.20	0.26	0.32	0.58	(0.28	)(c)	(0.33)	(0.61)

2010 - A	9.16	0.34	1.07	1.41	(0.37)		—	(0.37)
2010 - B	9.15	0.28	1.07	1.35	(0.30)		—	(0.30)
2010 - C	9.15	0.28	1.07	1.35	(0.30)		—	(0.30)
2010 - Institutional	9.16	0.37	1.07	1.44	(0.40)		—	(0.40)
2010 - Service	9.16	0.34	1.05	1.39	(0.35)		—	(0.35)
2010 - IR	9.16	0.32	1.12	1.44	(0.39)		—	(0.39)
2010 - R	9.16	0.31	1.07	1.38	(0.34)		—	(0.34)

2009 - A	9.90	0.43	(0.75)	(0.32)	(0.42)		—	(0.42)
2009 - B	9.90	0.36	(0.76)	(0.40)	(0.35)		—	(0.35)
2009 - C	9.90	0.36	(0.76)	(0.40)	(0.35)		—	(0.35)
2009 - Institutional	9.90	0.46	(0.74)	(0.28)	(0.46)		—	(0.46)
2009 - Service	9.90	0.41	(0.74)	(0.33)	(0.41)		—	(0.41)
2009 - IR	9.91	0.45	(0.75)	(0.30)	(0.45)		—	(0.45)
2009 - R	9.91	0.40	(0.75)	(0.35)	(0.40)		—	(0.40)

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*
2008 - A	9.99	0.18	(0.05)	0.13	(0.22)		—	(0.22)
2008 - B	9.99	0.15	(0.05)	0.10	(0.19)		—	(0.19)
2008 - C	9.99	0.15	(0.05)	0.10	(0.19)		—	(0.19)
2008 - Institutional	9.99	0.20	(0.05)	0.15	(0.24)		—	(0.24)
2008 - Service	9.99	0.18	(0.05)	0.13	(0.22)		—	(0.22)
2008 - IR (Commenced November 30, 2007)	10.12	0.15	(0.17)	(0.02)	(0.19)		—	(0.19)
2008 - R (Commenced November 30, 2007)	10.12	0.14	(0.18)	(0.04)	(0.17)		—	(0.17)

FOR THE PERIOD ENDED OCTOBER 31,
2007 - A (Commenced November 30, 2006)	10.00	0.39	(0.02)	0.37	(0.38)		—	(0.38)
2007 - B (Commenced June 20, 2007)	9.77	0.14	0.21	0.35	(0.13)		—	(0.13)
2007 - C (Commenced November 30, 2006)	10.00	0.33	(0.02)	0.31	(0.32)		—	(0.32)
2007 - Institutional (Commenced November 30, 2006)	10.00	0.42	(0.01)	0.41	(0.42)		—	(0.42)
2007 - Service (Commenced June 20, 2007)	9.77	0.16	0.21	0.37	(0.15)		—	(0.15)

*	The Fund changed its fiscal year end from October 31 to March 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Includes a tax return of capital amounting to less than $0.01 per share.
(d)	Includes a non-recurring reduction of expenses of a merged fund which amounted to 0.06% of average net assets.
(e)	Annualized.

106          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

							Ratio of		Portfolio	Portfolio
		Net assets,	Ratio of		Ratio of		net investment		turnover	turnover rate
Net asset		end of	net expenses		total expenses		income		rate (including the	(excluding the
value, end	Total	period	to average		to average		to average		effect of mortgage	effect of mortgage
of period	return(b)	(in 000s)	net assets		net assets		net assets		dollar rolls)	dollar rolls)

$10.17	6.06%	$93,196	0.83%		1.00%		2.72%		673%	525%
10.16	5.27	6,349	1.58		1.75		2.01		673	525
10.16	5.27	10,824	1.58		1.75		1.99		673	525
10.17	6.42	198,465	0.49		0.66		3.07		673	525
10.17	5.91	12	0.99		1.16		2.58		673	525
10.18	6.32	364	0.58		0.75		2.96		673	525
10.17	5.80	36	1.08		1.25		2.49		673	525

10.20	15.60	94,351	0.83		1.14		3.48		419	313
10.20	14.75	9,193	1.58		1.89		2.87		419	313
10.20	14.75	12,661	1.58		1.89		2.83		419	313
10.20	15.99	191,051	0.49		0.80		3.72		419	313
10.20	15.42	12	0.99		1.30		3.44		419	313
10.21	16.00	294	0.58		0.89		3.23		419	313
10.20	15.30	37	1.08		1.39		3.15		419	313

9.16	(3.17)	45,686	0.75	(d)	1.33	(d)	4.57	(d)	365	330
9.15	(4.00)	10,626	1.50	(d)	2.08	(d)	3.82	(d)	365	330
9.15	(4.00)	11,040	1.50	(d)	2.08	(d)	3.82	(d)	365	330
9.16	(2.84)	43,681	0.41	(d)	0.99	(d)	4.91	(d)	365	330
9.16	(3.34)	10	0.91	(d)	1.49	(d)	4.38	(d)	365	330
9.16	(3.02)	10	0.50	(d)	1.08	(d)	4.82	(d)	365	330
9.16	(3.49)	10	1.00	(d)	1.58	(d)	4.32	(d)	365	330

9.90	1.21	54,330	0.79	(e)	1.21	(e)	4.37	(e)	96	63
9.90	0.99	13,843	1.54	(e)	1.96	(e)	3.63	(e)	96	63
9.90	0.99	11,727	1.54	(e)	1.96	(e)	3.63	(e)	96	63
9.90	1.45	51,281	0.45	(e)	0.87	(e)	4.73	(e)	96	63
9.90	1.26	11	0.95	(e)	1.37	(e)	4.26	(e)	96	63
9.91	(0.26)	10	0.54	(e)	0.96	(e)	4.49	(e)	96	63
9.91	(0.41)	10	1.04	(e)	1.46	(e)	4.00	(e)	96	63

9.99	3.93	53,541	0.83	(e)	1.51	(e)	4.45	(e)	350	312
9.99	3.60	15,077	1.58	(e)	2.26	(e)	3.86	(e)	350	312
9.99	3.13	11,798	1.58	(e)	2.26	(e)	3.78	(e)	350	312
9.99	4.21	31,155	0.47	(e)	1.15	(e)	4.62	(e)	350	312
9.99	3.83	10	0.97	(e)	1.65	(e)	4.42	(e)	350	312

The accompanying notes are an integral part of these financial statements.          107

GOLDMAN SACHS GLOBAL INCOME FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders

	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)	gain (loss)	operations	income	gains	distributions

FOR THE FISCAL YEARS ENDED MARCH 31,
2011 - A	$12.74	$0.26	$(0.10)	$0.16	$(0.27)	$—	$(0.27)
2011 - B	12.69	0.17	(0.11)	0.06	(0.17)	—	(0.17)
2011 - C	12.66	0.16	(0.09)	0.07	(0.18)	—	(0.18)
2011 - Institutional	12.72	0.30	(0.09)	0.21	(0.32)	—	(0.32)
2011 - Service	12.70	0.24	(0.10)	0.14	(0.25)	—	(0.25)
2011 - IR (Commenced July 30, 2010)	12.91	0.19	(0.29)	(0.10)	(0.20)	—	(0.20)

2010 - A	12.30	0.38	1.35	1.73	(1.29)	—	(1.29)
2010 - B	12.25	0.29	1.34	1.63	(1.19)	—	(1.19)
2010 - C	12.23	0.28	1.34	1.62	(1.19)	—	(1.19)
2010 - Institutional	12.28	0.42	1.35	1.77	(1.33)	—	(1.33)
2010 - Service	12.27	0.36	1.34	1.70	(1.27)	—	(1.27)

2009 - A	12.91	0.45	(0.60)	(0.15)	(0.46)	—	(0.46)
2009 - B	12.87	0.35	(0.60)	(0.25)	(0.37)	—	(0.37)
2009 - C	12.84	0.35	(0.59)	(0.24)	(0.37)	—	(0.37)
2009 - Institutional	12.89	0.49	(0.59)	(0.10)	(0.51)	—	(0.51)
2009 - Service	12.88	0.43	(0.60)	(0.17)	(0.44)	—	(0.44)

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*
2008 - A	12.93	0.17	—	0.17	(0.19)	—	(0.19)
2008 - B	12.88	0.13	0.01	0.14	(0.15)	—	(0.15)
2008 - C	12.86	0.13	—	0.13	(0.15)	—	(0.15)
2008 - Institutional	12.91	0.19	—	0.19	(0.21)	—	(0.21)
2008 - Service	12.90	0.16	—	0.16	(0.18)	—	(0.18)

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2007 - A	12.74	0.37	0.20	0.57	(0.34)	(0.04)	(0.38)
2007 - B	12.70	0.27	0.19	0.46	(0.25)	(0.03)	(0.28)
2007 - C	12.67	0.27	0.20	0.47	(0.25)	(0.03)	(0.28)
2007 - Institutional	12.73	0.42	0.18	0.60	(0.38)	(0.04)	(0.42)
2007 - Service	12.71	0.35	0.20	0.55	(0.32)	(0.04)	(0.36)

2006 - A	13.25	0.34	(0.09)	0.25	(0.71)	(0.05)	(0.76)
2006 - B	13.20	0.24	(0.08)	0.16	(0.62)	(0.04)	(0.66)
2006 - C	13.18	0.24	(0.09)	0.15	(0.62)	(0.04)	(0.66)
2006 - Institutional	13.23	0.38	(0.07)	0.31	(0.76)	(0.05)	(0.81)
2006 - Service	13.22	0.32	(0.08)	0.24	(0.70)	(0.05)	(0.75)

*	The Fund changed its fiscal year end from October 31 to March 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.

108          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

							Ratio of		Portfolio	Portfolio
		Net assets,	Ratio of		Ratio of		net investment		turnover rate	turnover rate
Net asset		end of	net expenses		total expenses		income		(including the	(excluding the
value, end	Total	period	to average		to average		to average		effect of mortgage	effect of mortgage
of period	return(b)	(in 000s)	net assets		net assets		net assets		dollar rolls)	dollar rolls)

$12.63	1.27%	$204,116	1.03%		1.13%		2.03%		430%	427%
12.58	0.50	2,979	1.78		1.88		1.29		430	427
12.55	0.60	7,676	1.78		1.88		1.29		430	427
12.61	1.62	469,982	0.69		0.79		2.36		430	427
12.59	1.12	151	1.19		1.29		1.89		430	427
12.61	(0.78)	23	0.78	(c)	0.88	(c)	2.28	(c)	430	427

12.74	14.73	218,572	1.03		1.11		3.02		267	267
12.69	13.92	5,143	1.78		1.86		2.30		267	267
12.66	13.80	7,606	1.78		1.86		2.22		267	267
12.72	15.14	685,787	0.69		0.77		3.36		267	267
12.70	14.50	95	1.19		1.27		2.87		267	267

12.30	(1.10)	202,926	1.02		1.11		3.61		168	168
12.25	(1.93)	6,572	1.77		1.86		2.85		168	168
12.23	(1.85)	4,863	1.77		1.86		2.85		168	168
12.28	(0.76)	664,853	0.68		0.77		3.94		168	168
12.27	(1.26)	214	1.18		1.27		3.44		168	168

12.91	1.33	311,900	1.01	(c)	1.07	(c)	3.17	(c)	141	141
12.87	1.10	10,479	1.76	(c)	1.82	(c)	2.42	(c)	141	141
12.84	1.02	6,110	1.76	(c)	1.82	(c)	2.44	(c)	141	141
12.89	1.48	1,077,177	0.67	(c)	0.73	(c)	3.54	(c)	141	141
12.88	1.27	380	1.17	(c)	1.23	(c)	3.03	(c)	141	141

12.93	4.46	324,537	1.04		1.10		2.92		116	116
12.88	3.59	11,127	1.79		1.85		2.13		116	116
12.86	3.69	5,282	1.79		1.85		2.13		116	116
12.91	4.76	1,089,450	0.68		0.74		3.30		116	116
12.90	4.31	376	1.18		1.24		2.75		116	116

12.74	2.07	252,962	1.05		1.17		2.63		97	97
12.70	1.36	17,716	1.80		1.93		1.89		97	97
12.67	1.28	6,908	1.80		1.93		1.89		97	97
12.73	2.53	590,541	0.68		0.80		3.00		97	97
12.71	1.93	435	1.18		1.31		2.51		97	97

The accompanying notes are an integral part of these financial statements.          109

GOLDMAN SACHS STRATEGIC INCOME FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout the Period

		Income (loss) from			Distributions
		investment operations			to shareholders

	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	From	Total
Year - Share Class	of period	income	gain	operations	income	gains	capital	distributions

FOR THE PERIOD ENDED MARCH 31,
2011 - A (Commenced June 30, 2010)	$10.00	$0.17	$0.06	$0.23	$(0.16)	$(0.02)	$(0.02)	$(0.20)
2011 - C (Commenced June 30, 2010)	10.00	0.12	0.06	0.18	(0.10)	(0.02)	(0.02)	(0.14)
2011 - Institutional (Commenced June 30, 2010)	10.00	0.20	0.05	0.25	(0.18)	(0.02)	(0.02)	(0.22)
2011 - IR (Commenced June 30, 2010)	10.00	0.19	0.05	0.24	(0.17)	(0.02)	(0.02)	(0.21)
2011 - R (Commenced June 30, 2010)	10.00	0.16	0.05	0.21	(0.14)	(0.02)	(0.02)	(0.18)

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(b)	Annualized.

110          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

					Ratio of	Portfolio	Portfolio
		Net assets,	Ratio of	Ratio of	net investment	turnover rate	turnover rate
Net asset		end of	net expenses	total expenses	income	(including the	(excluding the
value, end	Total	period	to average	to average	to average	effect of mortgage	effect of mortgage
of period	return(a)	(in 000s)	net assets(b)	net assets(b)	net assets(b)	dollar rolls)	dollar rolls)

$10.03	2.37%	$820,664	1.02%	1.08%	2.63%	342%	281%
10.04	1.81	82,982	1.77	1.83	1.81	342	281
10.03	2.51	804,517	0.68	0.74	2.96	342	281
10.03	2.44	25,158	0.77	0.83	2.82	342	281
10.03	2.09	25	1.27	1.33	2.07	342	281

The accompanying notes are an integral part of these financial statements.          111

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements
March 31, 2011

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Diversified/
Fund	Share Classes Offered(1)	Non-diversified

Core Fixed Income and Core Plus Fixed Income	A, B, C, Institutional, Service, IR and R	Diversified

Global Income	A, B, C, Institutional, Service and IR	Non-diversified

Strategic Income(2)	A, C, Institutional, IR and R	Diversified

(1)	Class B Shares are generally no longer available for purchase by current or prospective investors.
(2)	Fund commenced operations on June 30, 2010
Class A Shares are sold with a front-end sales charge of up to 3.75%. Class B Shares were sold with a contingent deferred sales charge that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares are sold with a contingent deferred sales charge of 1.00% during the first 12 months. Institutional, Service, Class IR and Class R Shares are not subject to a sales charge. Class IR Shares of the Global Income Fund commenced operations on July 30, 2010.
Goldman Sachs Asset Management, L.P., (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to each of the Core Fixed Income, Core Plus Fixed Income and Strategic Income Funds pursuant to a management agreement with the Trust. Goldman Sachs Asset Management International (“GSAMI”), an affiliate of GSAM and Goldman Sachs, serves as investment adviser pursuant to a management agreement with the Trust on behalf of the Global Income Fund (the management agreements with GSAM and GSAMI are collectively referred to herein as the “Agreements”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. Investment Valuation — The investment valuation policy of the Funds is to value investments at market value. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. If accurate quotations are not readily available, or if GSAM or GSAMI believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the trustees. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.
Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) of the investment company on the valuation date.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

GSAM and GSAMI, consistent with their procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what they believe to be the fair value of the securities at the time of determining the Funds’ NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

B. Security and Fund Share Transactions, and Investment Income — Security and Fund share transactions are reflected for financial reporting purposes as of the trade date, which may cause the NAV as stated in the accompanying financial statements to be different than the NAV applied to Fund share transactions. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. Realized gains and losses resulting from principal paydowns on mortgage-backed and asset-backed securities are included in interest income. Market discounts, original issue discount and market premiums on debt securities are accreted/amortized to interest income over the life of the security with a corresponding adjustment in the cost basis of that security. In addition, it is the Funds’ policy to accrue for foreign capital gains taxes, if applicable, on certain foreign securities held by the Funds. An estimated foreign capital gains tax is recorded daily on net unrealized gains on these securities and is payable upon the sale of such securities when a gain is realized.
Investment income and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Fund based upon the relative proportion of net assets of each class.

C. Expenses — Expenses incurred by the Funds, which may not specifically relate to the Funds, may be shared with other registered investment companies having management agreements with GSAM or its affiliates, as appropriate. These expenses are allocated to the Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses and are accrued daily. Non-class specific expenses are allocated daily to each share class of the respective Fund based upon the relative proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent, and Service fees.

D. Offering Costs — Offering costs paid in connection with the offering of shares of the Strategic Income Fund are being amortized on a straight-line basis over 12 months from the date of commencement of operations.

E. Redemption Fees — Prior to October 1, 2010, a 2% redemption fee was imposed on the redemption of shares (including by exchange) of the Core Plus Fixed Income and Global Income Funds held for 30 calendar days or less. For this purpose, the Funds used a first-in first-out method so that shares held longest were treated as being redeemed first and shares held shortest were treated as being redeemed last. Redemption fees were reimbursed to a Fund and were reflected as a reduction in share redemptions. Redemption fees were credited to Paid-in Capital and were allocated to each share class of a Fund on a pro-rata basis. Effective October 1, 2010, the redemption fee for the Core Plus Fixed Income Fund and the Global Income Fund was eliminated.

F. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2011

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

	Income Distributions	Capital Gains Distributions
Fund	Declared/Paid	Declared/Paid

Core Fixed Income, Core Plus Fixed Income and Strategic Income	Daily/Monthly	Annually

Global Income	Monthly	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

G. Foreign Currency Translations — The books and records of the Funds are accounted for in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon 4:00 p.m. Eastern Time exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions as of 4:00 p.m. Eastern Time.
Net realized and unrealized gain (loss) on foreign currency transactions represents: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment security transactions and forward foreign currency exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on securities and derivative instruments is included with the net realized and change in unrealized gain (loss) on investments on the Statements of Operations, however, the effect of changes in foreign currency exchange rates on fixed income securities sold during the period is included with the net realized gain (loss) on foreign currency related transactions. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included as an increase or decrease to net change in unrealized gain (loss) on translation of assets and liabilities denominated in foreign currencies.

H. Forward Foreign Currency Exchange Contracts — All forward foreign currency exchange contracts are marked to market daily at the applicable forward rate. Unrealized gains or losses on forward foreign currency exchange contracts are recorded by the Funds on a daily basis and realized gains or losses are recorded on the settlement date of a contract.
Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under these contracts.

I. Futures Contracts — Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds deposit cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset in unrealized gains or losses. The Funds recognize a realized gain or loss when a contract is closed or expires.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Futures contracts may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. These risks may decrease the effectiveness of the Funds’ strategies and potentially result in a loss. The Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under these contracts.

J. Mortgage-Backed and Asset-Backed Securities — The Funds may invest in mortgage-backed and/or asset-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real property. These securities may include mortgage pass-through securities, collateralized mortgage obligations, real estate mortgage investment conduit pass-through or participation certificates and stripped mortgage-backed securities. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities also include home equity line of credit loans and other second-lien mortgages.
The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers. Early repayment of principal on mortgage-backed or asset-backed securities may expose a Fund to the risk of earning a lower rate of return upon reinvestment of principal. Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral. In addition, while mortgage-backed and asset-backed securities may be supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers, if any, will meet their obligations.
Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all of the interest payments (the interest-only, or “IO” and/or the high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all of the principal payments (the principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security through maturity. These adjustments are included in interest income. Payments received for PO’s are treated as a proportionate reduction to the cost basis of the securities and excess amounts are recorded as gains.

K. Mortgage Dollar Rolls — The Funds may enter into mortgage dollar rolls (“dollar rolls”) in which the Funds sell securities in the current month for delivery and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Funds treat dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale.
During the settlement period between sale and repurchase, the Funds will not be entitled to accrue interest and principal payments on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Funds may decline below the repurchase price of those securities. In the event the buyer of the securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Funds’ use of proceeds from the transaction may be restricted pending a determination by, or with respect to, the other counterparty.

L. Options — When the Funds write call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current market value of the option written. Swaptions are options on interest rate swap contracts. Options on a futures contract may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. When a written option expires on its stipulated expiration date or the Funds enter into a closing purchase transaction, the Funds realize a gain or loss without regard to any unrealized gain or loss on the underlying future, swap, security or currency transaction, and the liability related to such option is extinguished. When a written call option is exercised, the Funds realize a gain or loss from the sale of the underlying future, swap, security or currency transaction, and the proceeds of the sale are increased by the premium originally received. When a written put

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2011

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

option is exercised, the amount of the premium originally received will reduce the cost of the future, swap, security or currency transaction that the Funds purchase upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received. The Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under written option contracts.
Upon the purchase of a call option or a put option by the Funds, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current market value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied voluntary parameters at specified terms. If an option which the Funds have purchased expires on the stipulated expiration date, the Funds will realize a loss in the amount of the cost of the option. If the Funds enter into a closing sale transaction, the Funds will realize a gain or loss, depending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Funds exercise a purchased put option, the Funds will realize a gain or loss from the sale of the underlying future, swap, security or currency transaction, and the proceeds from such sale will be decreased by the premium originally paid. If the Funds exercise a purchased call option, the cost of the future, swap, security or currency transaction which the Funds purchase upon exercise will be increased by the premium originally paid. Purchased over the counter options are subject to the risk that the counterparty may default on its obligations, which could result in a loss to the Funds.

M. Repurchase Agreements — The Funds may enter into repurchase agreements which involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Funds, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Funds may be delayed or limited and there may be a decline in the value of the collateral during the period while the Funds seek to assert their rights. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.
Pursuant to exemptive relief granted by the Securities and Exchange Commission and terms and conditions contained therein, the Funds, together with other registered investment companies having management agreements with GSAM, or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds’ credit exposure is allocated to the underlying repurchase agreements counterparties on a pro-rata basis. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

N. Senior Term Loans — The Strategic Income Fund may invest in Senior Term Loans, which are not registered securities under the Securities Act of 1933, as amended (the “1933 Act”), and contain certain restrictions on resale and cannot be sold publicly. Senior Term Loans are portions of loans originated by banks and sold in pieces to investors, typically on an extended delivery basis. These floating rate loans (“Loans”) in which the Fund invests are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). The Fund invests in such Loans in the form of participations in Loans (“Participations”) or assignments of all or a portion of loans from third parties (“Assignments”). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. All Senior Term Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower. Senior Term Loans are marked to market daily using pricing vendor quotations and the change in value, if any, is recorded as an unrealized gain or loss.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

O. Structured Notes — The Funds may invest in structured notes, the values of which are based on the price movements of a reference security or index. Fluctuations in value are recorded as unrealized gain or loss. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. On the termination date, the Funds will receive a payment from the issuer based on the value of the referenced security (notional amount multiplied by price of the referenced security) and record a realized gain or loss. Structured notes are subject to various risks including credit, issuer, liquidity and interest rate risks.

P. Swap Contracts — Swaps are marked to market daily using either pricing vendor quotations, counterparty prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upfront payments made and/or received by the Fund, are recorded as an asset and/or liability, and realized gains or losses are recognized ratably over the contract’s term/event, with the exception of forward starting interest rate swaps, whose realized gains or losses are recognized ratably from the effective start date. Periodic payments received or made on swap contracts are recorded as realized gains or losses. Gains or losses are realized upon termination of a swap contract and are recorded on the Statements of Operations.
Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Funds and/or the termination value at the end of the contract. Therefore, GSAM considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market risk, liquidity risk and elements of credit, legal and documentation risk in excess of amounts recognized in the Statements of Assets and Liabilities. The Funds may pay or receive cash as collateral on these contracts which is recorded as an asset and/or liability. The Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under these contracts. The Funds may invest in the following types of swaps:
An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in specified prices, rates or indices for a specified amount of an underlying asset or notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.
A credit default swap is an agreement that involves one party making a stream of payments to another party in exchange for the right to receive protection on a reference security or obligation. A Fund may use credit default swaps to provide a measure of protection against defaults of the reference security or obligation or to take a short position with respect to the likelihood of default. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.
As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if the Fund sells protection through a credit default swap, the Fund could suffer a loss because the value of the referenced obligation may be less than the premium payments received. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty.
The Funds’ credit default swaps are disclosed in the Additional Investment Information section of the Schedules of Investments. The maximum potential amount of future payments (undiscounted) that the Funds as sellers of protection could be

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2011

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where the Funds bought credit protection.

Q. Treasury Inflation Protected Securities — The Funds may invest in treasury inflation protected securities (“TIPS”), including structured bonds in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost. Such adjustments may have a significant impact on the Funds’ distributions and may result in a return of capital to shareholders. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

R. When-Issued Securities and Forward Commitments — The Funds may purchase when-issued securities, including TBA (“To Be Announced”) securities that have been authorized, but not yet issued in the market. When-issued securities are purchased in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended delivery basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Funds will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for their portfolios, the Funds may dispose of when-issued securities or forward commitments prior to settlement which may result in a realized gain or loss. When purchasing a security on a when-issued basis or entering into a forward commitment, the Funds must “set aside” liquid assets, or engage in other appropriate measures to “cover” their obligations under these contracts.

3. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar securities, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;
Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM and GSAMI’s assumptions in determining fair value measurement).

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

3. FAIR VALUE OF INVESTMENTS (continued)

The following is a summary of the Funds’ investments and derivatives categorized in the fair value hierarchy as of March 31, 2011:

CORE FIXED INCOME	Level 1	Level 2	Level 3

Investment Type
Assets
Fixed Income
Corporate Obligations	$—	$448,510,884	$—
Mortgage-Backed Obligations	—	637,886,803	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	240,658,910	4,019,616	—
Asset-Backed Securities	—	65,260,569	—
Foreign Debt Obligations	—	28,580,490	—
Municipal Debt Obligations	—	24,820,813	—
Government Guarantee Obligations	—	198,227,231	—
Common Stock and/or Other Equity Investments	—	1,312,932	—
Short-term Investments	—	326,300,000	—

Total	$240,658,910	$1,734,919,338	$—

Derivative Type	Level 1	Level 2	Level 3

Assets
Forward Foreign Currency Exchange Contracts*	$—	$1,782,442	$—
Futures Contracts*	477,387	—	—
Interest Rate Swap Contracts	—	9,835,950	—

Total	$477,387	$11,618,392	$—

Liabilities
Forward Foreign Currency Exchange Contracts*	$—	$(2,505,393)	$—
Futures Contracts*	(1,015,252)	—	—
Interest Rate Swap Contracts	—	(7,676,991)	—
Credit Default Swap Contracts	—	(34,094)	—
Interest Rate Swaption Contracts	—	(349,259)	—

Total	$(1,015,252)	$(10,565,737)	$—

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2011

3. FAIR VALUE OF INVESTMENTS (continued)

CORE PLUS FIXED INCOME	Level 1	Level 2	Level 3

Investment Type
Assets
Fixed Income
Corporate Obligations	$—	$79,853,784	$—
Mortgage-Backed Obligations	—	125,120,224	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	16,876,879	3,592,134	—
Asset-Backed Securities	—	53,075,206	—
Foreign Debt Obligations	—	4,230,132	—
Structured Notes	—	2,046,512	—
Municipal Debt Obligations	—	4,738,866	—
Government Guarantee Obligations	—	21,371,078	—
Common Stock and/or Other Equity Investments	—	483,581	—
Short-term Investments	—	60,600,000	—

Total	$16,876,879	$355,111,517	$—

Derivative Type	Level 1	Level 2	Level 3

Assets
Forward Foreign Currency Exchange Contracts*	$—	$391,291	$—
Futures Contracts*	214,774	—	—
Interest Rate Swap Contracts	—	5,330,812	—

Total	$214,774	$5,722,103	$—

Liabilities
Forward Foreign Currency Exchange Contracts*	$—	$(696,282)	$—
Futures Contracts*	(222,752)	—	—
Interest Rate Swap Contracts	—	(5,869,718)	—
Interest Rate Swaption Contracts	—	(149,663)	—

Total	$(222,752)	$(6,715,663)	$—

GLOBAL INCOME	Level 1	Level 2	Level 3

Investment Type
Assets
Fixed Income
Foreign Debt Obligations	$197,320,151	$92,214,028	$—
Corporate Obligations	—	203,128,069	—
Asset-Backed Securities	—	25,974,316	—
Mortgage-Backed Obligations	—	105,418,532	—
Government Guarantee Obligations	—	25,798,026	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	19,589,165	—	—
Short-term Obligations	—	21,318,768	—

Total	$216,909,316	$473,851,739	$—

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

3. FAIR VALUE OF INVESTMENTS (continued)

GLOBAL INCOME (continued)
Derivative Type	Level 1	Level 2	Level 3

Assets
Options Purchased	$—	$181,344	$—
Forward Foreign Currency Exchange Contracts*	—	9,305,985	—
Futures Contracts*	474,880	—	—
Interest Rate Swap Contracts	—	9,572,279	—
Credit Default Swap Contracts	—	125,458	—

Total	$474,880	$19,185,066	$—

Liabilities
Forward Foreign Currency Exchange Contracts*	$—	$(19,391,461)	—
Futures Contracts*	(519,759)	—	—
Interest Rate Swap Contracts	—	(10,420,086)	—
Interest Rate Swaption Contracts	—	(315,542)	—

Total	$(519,759)	$(30,127,089)	$—

STRATEGIC INCOME	Level 1	Level 2	Level 3

Investment Type
Assets
Fixed Income
Corporate Obligations	$—	$361,462,088	$—
Mortgage-Backed Obligations	—	425,180,232	—
Asset-Backed Securities	—	152,755,862	—
Foreign Debt Obligations	—	65,749,465	—
Structured Notes	—	25,823,805	—
Municipal Debt Obligations	—	44,269,853	—
Government Guarantee Obligations	—	27,943,959	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	280,499,905	—	—
Senior Term Loans	—	7,666,149	—
Common Stock and/or Other Equity Investments	—	2,294,010	—
Short-term Investments	—	391,900,000	—

Total	$280,499,905	$1,505,045,423	$—

Derivative Type	Level 1	Level 2	Level 3

Assets
Forward Foreign Currency Exchange Contracts*	$—	$5,626,466	$—
Futures Contracts*	977,926	—	—
Interest Rate Swap Contracts	—	44,287,316	—
Credit Default Swap Contracts	—	12,908,520	—

Total	$977,926	$62,822,302	$—

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2011

3. FAIR VALUE OF INVESTMENTS (continued)

STRATEGIC INCOME (continued)
Derivative Type (continued)	Level 1	Level 2	Level 3

Liabilities
Forward Foreign Currency Exchange Contracts*	$—	$(9,363,133)	$—
Futures Contracts*	(2,506,816)	—	—
Interest Rate Swap Contracts	—	(43,680,586)	—
Credit Default Swap Contracts	—	(2,892,380)	—
Interest Rate Swaption Contracts	—	(768,411)	—

Total	$(2,506,816)	$(56,704,510)	$—

*	Amount shown represents unrealized gain (loss) at period end.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreements — Under the Agreements, GSAM and GSAMI manage the Funds, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreements, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM and GSAMI are entitled to a management fee accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.
For the fiscal year ended March 31, 2011, contractual management fees with GSAM and GSAMI were at the following rates:

	Contractual Management Rate
	First	Next	Next	Next	Over	Effective
Fund	$1 billion	$1 billion	$3 billion	$3 billion	$8 billion	Rate

Core Fixed Income	0.40%	0.36%	0.34%	0.33%	0.32%	0.38%

Core Plus Fixed Income	0.45	0.41	0.39	0.38	0.37	0.45

Global Income	0.65	0.59	0.56	0.55	0.54	0.65

Strategic Income	0.60	0.54	0.51	0.50	0.49	0.59

B. Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee, accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C	Class R*

Distribution Plan	0.25%	0.75%	0.75%	0.50%

Service Plan	—	0.25	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C. Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class B and Class C contingent deferred sales charges. During the fiscal year ended March 31, 2011, Goldman Sachs advised that it retained the following approximate amounts:

	Front End	Contingent Deferred
	Sales Charge	Sales Charge
Fund	Class A	Class B	Class C

Core Fixed Income	$29,000	$—	$1,200

Core Plus Fixed Income	23,200	—	—

Global Income	32,900	—	—	*

Strategic Income	115,700	N/A	—

*	Amount is less than $100.

D. Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate as follows: 0.13% of the average daily net assets for Class A, Class B, Class C, Class IR and Class R Shares and 0.04% of the average daily net assets for Institutional and Service Shares.

F. Other Expense Agreements and Affiliated Transactions — GSAM and GSAMI have agreed to limit certain “Other Expense” of the Funds (excluding management fees, distribution and service fees, transfer agent fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM and GSAMI for prior fiscal year expense reimbursements, if any. The Other Expense limitations for the Core Fixed Income, Core Plus Fixed Income, Global Income and Strategic Income Funds as an annual percentage rate of average daily net assets are 0.104%, 0.004%, 0.004% and 0.054%, respectively. These Other Expense reimbursements will remain in place through at least July 29, 2011 for the Core Fixed Income, Core Plus Fixed Income and Global Income Funds and through June 30, 2011 for the Strategic Income Fund, and prior to such date GSAM and GSAMI may not terminate the arrangements without the approval of the trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2011

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended March 31, 2011, these expense reductions, including Other Expense reimbursements, were as follows (in thousands):

	Custody Fee	Other Expense	Total Expense
Fund	Credits	Reimbursements	Reductions

Core Fixed Income	$6	$—	$6

Core Plus Fixed Income	3	543	546

Global Income	4	916	920

Strategic Income	3	292	295

As of March 31, 2011, the amounts owed to affiliates of the Funds were as follows (in thousands):

				Over
				Reimbursement
	Management	Distribution and	Transfer	of Other
Fund	Fees	Service Fees	Agent Fees	Expenses	Total

Core Fixed Income	$553	$184	$115	$—	$852

Core Plus Fixed Income	126	35	19	24	204

Global Income	434	53	43	—	530

Strategic Income	775	210	115	—	1,100

G. Line of Credit Facility — As of March 31, 2011, the Funds participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM, GSAMI or its affiliates. Pursuant to the terms of the facility, the Funds and other borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $920,000,000. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended March 31, 2011, the Funds did not have any borrowings under the facility.

H. Other Transactions with Affiliates — For the fiscal year ended March 31, 2011, Goldman Sachs earned approximately $102,700, $44,100 and $130,800 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of Core Fixed Income, Core Plus Fixed Income and Strategic Income Funds, respectively.
As of March 31, 2011, the following Fund of Funds Portfolios were the beneficial owners of 5% or more of total outstanding shares of the following Funds:

			Goldman Sachs
	Goldman Sachs	Goldman Sachs	Growth and
	Balanced Strategy	Growth Strategy	Income Strategy
Fund	Portfolio	Portfolio	Portfolio

Core Fixed Income	—%	—%	10%

Global Income	17%	11%	35%

As of March 31, 2011, Goldman Sachs Group, Inc. was the beneficial owner of approximately 66% of the Class R Shares of the Core Fixed Income Fund, 100% and 32% of the Service and Class R Shares, respectively, of the Core Plus Fixed Income Fund and 40% of Class R Shares of the Strategic Income Fund.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

5. INVESTMENTS IN DERIVATIVES

The Funds may make investments in derivative instruments, including, but not limited to options, futures, swaps, swaptions and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument.
During the fiscal year ended March 31, 2011, the Funds entered into certain derivative contract types. These instruments were used to meet the Funds’ investment objectives and to manage exposure related to the risks below. The following tables set forth, by certain risk types, the gross value of these derivative contracts for trading activities as of March 31, 2011. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Core Fixed Income

	Statements of Assets			Statements of Assets
	and Liabilities			and Liabilities
Risk	Location	Assets		Location	Liabilities
Interest rate	Receivables for swap contracts, at value; Due from broker — variation margin	$10,313,337(a	)	Payables for swap contracts, at value; Due to broker — variation margin; Options written, at value	$(9,041,502	)(a)(b)

Credit	—	—		Payables for swap contracts, at value	(34,094	)(b)

Currency	Receivables for forward foreign currency exchange contracts, at value	1,782,442		Payables for forward foreign currency exchange contracts, at value	(2,505,393)

Total		$12,095,779			$(11,580,989)

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2011

5. INVESTMENTS IN DERIVATIVES (continued)

Core Plus Fixed Income

	Statements of Assets			Statements of Assets
	and Liabilities			and Liabilities
Risk	Location	Assets		Location	Liabilities
Interest rate	Receivables for swap contracts, at value; Due from broker — variation margin	$5,545,586(a	)	Payables for swap contracts, at value; Due to broker — variation margin; Options written, at value	$(6,242,133	)(a)(b)

Currency	Receivables for forward foreign currency exchange contracts, at value	391,291		Payables for forward foreign currency exchange contracts, at value	(696,282)

Total		$5,936,877			$(6,938,415)

Global Income

	Statements of Assets			Statements of Assets
	and Liabilities			and Liabilities
Risk	Location	Assets		Location	Liabilities
Interest rate	Receivables for swap contracts, at value; Due from broker — variation margin	$10,047,159(a	)	Payables for swap contracts, at value; Due to broker — variation margin; Options written, at value	$(11,255,387	)(a)(b)

Credit	Receivable for swap contracts, value	125,458		—	—

Currency	Investments in Securities, at value; Receivables for forward foreign currency exchange contracts, at value	9,487,329		Payables for forward foreign currency exchange contracts, at value	(19,391,461)

Total		$19,659,946			$(30,646,848)

Strategic Income

	Statements of Assets			Statements of Assets
	and Liabilities			and Liabilities
Risk	Location	Assets		Location	Liabilities
Interest rate	Receivables for swap contracts, at value; Due from broker — variation margin	$45,265,242(a	)	Payables for swap contracts, at value; Due to broker — variation margin; Options written, at value	$(46,955,813	)(a)(b)

Credit	Receivables for swap contracts, at value	12,908,520		Payables for swap contracts, at value	(2,892,380	)(b)

Currency	Receivables for forward foreign currency exchange contracts, at value	5,626,466		Payables for forward foreign currency exchange contracts, at value	(9,363,133)

Total		$63,800,228			$(59,211,326)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(b)	Aggregate of amounts include $7,711,085, $5,869,718, $10,420,086 and $46,572,966 for Core Fixed Income, Core Plus Fixed Income, Global Income and Strategic Income Funds, respectively, which represent the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Funds’ performance, their failure to pay on its obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Funds are entitled to a full return.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

5. INVESTMENTS IN DERIVATIVES (continued)

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended March 31, 2011. These gains (losses) should be considered in the context that these derivative contracts may have been executed to economically hedge certain securities, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to securities. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Core Fixed Income

			Net Change in	Average
		Net Realized	Unrealized	Number of
Risk	Statements of Operations Location	Gain (Loss)	Gain (Loss)	Contracts(a)
Interest rate	Net realized gain (loss) from futures transactions, swap contracts and written options/Net change in unrealized gain (loss) on futures, swap contracts and written options	$3,591,296	$1,343,549	2,750

Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	2,572,357	161,850	6

Currency	Net realized gain (loss) from foreign currency related transactions/Net change in unrealized gain (loss) on translation of assets and liabilities denominated in foreign currencies	(1,214,508)	(973,739)	129

Total		$4,949,145	$531,660	2,885

Core Plus Fixed Income

			Net Change in	Average
		Net Realized	Unrealized	Number of
Risk	Statements of Operations Location	Gain (Loss)	Gain (Loss)	Contracts(a)
Interest rate	Net realized gain (loss) from futures transactions, written options and swap contracts/Net change in unrealized gain (loss) on futures, written options and swap contracts	$(1,383,428)	$(285,355)	973

Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	242,708	606,812	3

Currency	Net realized gain (loss) from foreign currency related transactions/Net change in unrealized gain (loss) on translation of assets and liabilities denominated in foreign currencies	(1,062,058)	(337,359)	128

Total		$(2,202,778)	$(15,902)	1,104

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2011

5. INVESTMENTS IN DERIVATIVES (continued)

Global Income

			Net Change in	Average
		Net Realized	Unrealized	Number of
Risk	Statements of Operations Location	Gain (Loss)	Gain (Loss)	Contracts(a)
Interest rate	Net realized gain (loss) from futures transactions, swap contracts and written options/Net change in unrealized gain (loss) on futures, swap contracts and written options	$(6,471,553)	$(422,078)	2,081

Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	2,093,920	32,132	3

Currency	Net realized gain (loss) from investment transactions and foreign currency related transactions/Net change in unrealized gain (loss) on investments and translation of assets and liabilities denominated in foreign currencies	(29,762,137)	(17,386,776)	847

Total		$(34,139,770)	$(17,776,722)	2,931

Strategic Income

				Average
		Net Realized	Unrealized	Number of
Risk	Statements of Operations Location	Gain (Loss)	Gain (Loss)	Contracts(a)
Interest rate	Net realized gain (loss) from futures transactions, swap contracts and written options/Unrealized gain (loss) on futures, swap contracts and written options	$(7,819,371)	$(3,548,515)	2,540

Credit	Net realized gain (loss) from swap contracts/Unrealized gain (loss) on swap contracts	(1,670,540)	398,067	17

Currency	Net realized gain (loss) from foreign currency related transactions/Unrealized gain (loss) on translation of assets and liabilities denominated in foreign currencies	(2,876,661)	(3,736,667)	137

Total		$(12,366,572)	$(6,887,115)	2,694

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended March 31, 2011.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended March 31, 2011, were as follows:

			Sales and	Sales and
	Purchases of	Purchases (Excluding	Maturities of	Maturities (Excluding
	U.S. Government and	U.S. Government and	U.S. Government and	U.S. Government and
Fund	Agency Obligations	Agency Obligations)	Agency Obligations	Agency Obligations)

Core Fixed Income	$9,074,356,928	$644,191,421	$9,007,414,780	$625,714,772

Core Plus Fixed Income	1,996,497,973	174,017,981	2,024,494,072	140,654,626

Global Income	2,961,228,458	876,120,309	3,103,106,380	981,480,819

Strategic Income	2,390,629,503	1,086,547,762	1,955,669,920	137,746,363

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended March 31, 2011, was as follows:

	Core Fixed	Core Plus	Global	Strategic
	Income	Fixed Income	Income	Income

Distributions paid from:
Ordinary Income	$45,122,056	$18,001,005	$21,445,647	$12,655,288
Net long-term capital gains	—	1,861,918	—	541,430

Total taxable distributions	$45,122,056	$19,862,923	$21,445,647	$13,196,718

Tax return of capital	$—	$286,025	$—	$1,321,157

The tax character of distributions paid during the fiscal year ended March 31, 2010, was as follows:

	Core Fixed	Core Plus	Global	Strategic
	Income	Fixed Income	Income	Income

Distributions paid from:
Ordinary income (taxable distributions)	$54,796,735	$7,479,294	$90,204,042	N/A

As of March 31, 2011, the components of accumulated earnings (losses) on a tax basis were as follows:

	Core Fixed	Core Plus	Global	Strategic
	Income	Fixed Income	Income	Income

Undistributed ordinary income — net	$8,268,622	$—	$—	$—

Capital loss carryforward:(1)
Expiring 2018	$(122,614,098)	$—	$(3,262,640)	$—

Timing differences (Post October Losses, Income Distribution Payable and Straddle Losses)	$(10,987,783)	$(4,130,450)	$(22,901,723)	$(21,792,386)
Unrealized gains — net	3,909,955	5,891,896	23,975,649	7,690,327

Total accumulated earnings (losses) — net	$(121,423,304)	$1,761,446	$(2,188,714)	$(14,102,059)

(1)	Expiration occurs on March 31 of the year indicated. The Core Fixed Income Fund and Global Income Fund utilized approximately $17,021,351 and $10,881,235, respectively of capital losses in the current fiscal year.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2011

7. TAX INFORMATION (continued)

As of March 31, 2011, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Core Fixed	Core Plus	Global	Strategic
	Income	Fixed Income	Income	Income

Tax Cost	$1,972,982,547	$365,756,272	$668,407,211	$1,776,430,610

Gross unrealized gain	30,792,387	9,882,492	35,070,452	17,471,883
Gross unrealized loss	(28,196,686)	(3,650,368)	(12,535,264)	(8,357,165)

Net unrealized security gain	$2,595,701	$6,232,124	$22,535,188	$9,114,718

Net unrealized gain (loss) on other investments	1,314,254	(340,228)	1,440,461	(1,424,391)

Net unrealized gain	$3,909,955	$5,891,896	$23,975,649	$7,690,327

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark-to-market gains (losses) on regulated futures contracts and forward foreign currency exchange contracts and differences related to the tax treatment of swap transactions.
In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from differences in tax treatment relating to swap and foreign currency exchange transactions, and taxable over distributions.

			Accumulated
		Accumulated	Undistributed
	Paid-in	Net Realized	Net Investment
	Capital	Gain (Loss)	Income (Loss)

Core Fixed Income	$—	$(2,846,260)	$2,846,260

Core Plus Fixed Income	—	2,069,310	(2,069,310)

Global Income	(2,458,861)	7,701,043	(5,242,182)

Strategic Income	(79,731)	11,672,054	(11,592,323)

GSAM and GSAMI have reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and have concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.
Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

8. OTHER RISKS

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

8. OTHER RISKS (continued)

laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters into bankruptcy. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are often undeveloped and may be less regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Funds’ Shareholder Concentration Risk — Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Funds’ shares. Redemptions by these entities of their holdings in the Funds may impact the Funds’ liquidity and NAV. These redemptions may also force the Funds to sell securities.

Liquidity Risk — The Funds may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transaction defaults.
Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

Portfolio Concentration Risk — As a result of certain of the Funds’ ability to invest a large percentage of their assets in obligations of issuers within the same country, state, region, currency, industry or economic sector, an adverse economic, business or political development may affect the value of the Funds’ investments more than if their investments were not so concentrated.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM and GSAMI believe the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. GSAM and GSAMI have concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2011

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Core Fixed Income Fund
	For the Fiscal Year Ended		For the Fiscal Year Ended
	March 31, 2011		March 31, 2010

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	20,456,010	$200,547,562	42,252,017	$382,798,857
Reinvestment of distributions	1,568,544	15,406,024	2,186,150	19,927,326
Shares converted from Class B(a)	69,840	681,579	62,053	565,096
Shares redeemed	(35,632,521)	(348,879,781)	(32,719,043)	(296,128,599)

	(13,538,127)	(132,244,616)	11,781,177	107,162,680

Class B Shares
Shares sold	195,387	1,930,674	432,183	3,888,198
Reinvestment of distributions	22,552	222,242	47,822	436,493
Shares converted to Class A(a)	(69,518)	(681,579)	(61,781)	(565,096)
Shares redeemed	(748,478)	(7,359,232)	(805,452)	(7,350,663)

	(600,057)	(5,887,895)	(387,228)	(3,591,068)

Class C Shares
Shares sold	945,507	9,317,512	1,457,496	13,216,194
Reinvestment of distributions	48,299	476,496	77,873	713,337
Shares redeemed	(1,621,501)	(15,962,202)	(1,028,874)	(9,406,423)

	(627,695)	(6,168,194)	506,495	4,523,108

Institutional Shares
Shares sold	76,342,627	749,289,053	32,720,699	300,870,023
Reinvestment of distributions	1,944,933	19,206,654	2,104,749	19,097,397
Shares redeemed	(46,058,607)	(453,668,488)	(63,595,747)	(567,529,761)

	32,228,953	314,827,219	(28,770,299)	(247,562,341)

Service Shares
Shares sold	47,188	465,200	127,903	1,182,152
Reinvestment of distributions	8,026	79,113	18,199	165,483
Shares redeemed	(234,819)	(2,322,898)	(445,703)	(4,073,782)

	(179,605)	(1,778,585)	(299,601)	(2,726,147)

Class IR Shares
Shares sold	334,408	3,273,396	16,099	149,660
Reinvestment of distributions	3,377	33,337	222	2,081
Shares redeemed	(187,830)	(1,840,835)	(10,216)	(96,620)

	149,955	1,465,898	6,105	55,121

Class R Shares
Shares sold	227	2,218	351	3,288
Reinvestment of distributions	35	345	40	362
Shares redeemed	(7)	(67)	(5)	(46)

	255	2,496	386	3,604

NET INCREASE (DECREASE)	17,433,679	$170,216,323	(17,162,965)	$(142,135,043)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Core Plus Fixed Income Fund
	For the Fiscal Year Ended		For the Fiscal Year Ended
	March 31, 2011		March 31, 2010

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	4,278,566	$44,373,342	5,908,208	$59,326,886
Reinvestment of distributions	435,628	4,445,864	195,814	1,940,615
Shares converted from Class B(a)	136,191	1,401,285	68,607	684,522
Shares redeemed	(4,934,797)	(51,231,925)	(1,914,195)	(18,925,404)

	(84,412)	(1,011,434)	4,258,434	43,026,619

Class B Shares
Shares sold	77,460	804,184	143,524	1,404,652
Reinvestment of distributions	38,091	387,705	28,725	282,662
Shares converted to Class A(a)	(136,323)	(1,401,285)	(68,676)	(684,522)
Shares redeemed	(256,251)	(2,647,614)	(363,052)	(3,566,249)

	(277,023)	(2,857,010)	(259,479)	(2,563,457)

Class C Shares
Shares sold	310,795	3,222,660	340,643	3,366,470
Reinvestment of distributions	50,889	517,498	27,689	273,169
Shares redeemed	(538,453)	(5,549,242)	(332,824)	(3,296,801)

	(176,769)	(1,809,084)	35,508	342,838

Institutional Shares
Shares sold	4,040,265	41,893,580	15,101,571	149,082,731
Reinvestment of distributions	1,200,055	12,256,349	426,942	4,278,120
Shares redeemed	(4,452,173)	(46,321,349)	(1,567,253)	(15,070,727)

	788,147	7,828,580	13,961,260	138,290,124

Service Shares
Reinvestment of distributions	72	729	41	401

	72	729	41	401

Class IR Shares
Shares sold	8,147	85,015	27,673	280,049
Reinvestment of distributions	2,189	22,357	387	3,924
Shares redeemed	(3,328)	(34,443)	(349)	(3,544)

	7,008	72,929	27,711	280,429

Class R Shares
Shares sold	200	2,072	4,098	40,419
Reinvestment of distributions	225	2,287	88	883
Shares redeemed	(538)	(5,444)	(1,574)	(15,680)

	(113)	(1,085)	2,612	25,622

NET INCREASE	256,910	$2,223,625	18,026,087	$179,402,576

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2011

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Global Income Fund
	For the Fiscal Year Ended		For the Fiscal Year Ended
	March 31, 2011		March 31, 2010

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	7,164,312	$92,328,807	8,076,900	$102,060,057
Reinvestment of distributions	356,354	4,577,375	1,556,742	19,062,917
Shares converted from Class B(a)	15,357	196,530	54,707	692,847
Shares redeemed	(8,531,063)	(109,494,625)	(9,030,928)	(113,884,152)

	(995,040)	(12,391,913)	657,421	7,931,669

Class B Shares
Shares sold	50,054	641,159	120,761	1,506,656
Reinvestment of distributions	3,740	47,862	38,532	469,296
Shares converted to Class A(a)	(15,417)	(196,530)	(54,938)	(692,847)
Shares redeemed	(206,928)	(2,641,452)	(235,354)	(2,940,638)

	(168,551)	(2,148,961)	(130,999)	(1,657,533)

Class C Shares
Shares sold	270,046	3,463,207	305,887	3,821,080
Reinvestment of distributions	7,045	89,854	30,641	372,722
Shares redeemed	(266,158)	(3,402,584)	(133,285)	(1,668,388)

	10,933	150,477	203,243	2,525,414

Institutional Shares
Shares sold	14,466,176	186,039,479	14,276,189	180,188,568
Reinvestment of distributions	1,264,416	16,227,410	5,614,696	68,721,688
Shares redeemed	(32,375,924)	(413,552,491)	(20,114,067)	(253,611,838)

	(16,645,332)	(211,285,602)	(223,182)	(4,701,582)

Service Shares
Shares sold	7,495	95,225	1,145	14,460
Reinvestment of distributions	111	1,428	839	10,232
Shares redeemed	(3,041)	(38,798)	(12,026)	(151,953)

	4,565	57,855	(10,042)	(127,261)

Class IR Shares(b)
Shares sold	1,773	23,025	—	—
Reinvestment of distributions	28	359	—	—
Shares redeemed	(2)	(25)	—	—

	1,799	23,359	—	—

NET INCREASE (DECREASE)	(17,791,626)	$(225,594,785)	496,441	$3,970,707

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.
(b)	Commenced operations on July 30, 2010.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Strategic Income Fund
	For the Period Ended
	March 31, 2011(a)
	Shares	Dollars

Class A Shares
Shares sold	89,180,089	$902,865,509
Reinvestment of distributions	594,621	6,005,313
Shares redeemed	(7,994,169)	(80,868,992)

	81,780,541	828,001,830

Class C Shares
Shares sold	8,491,229	86,020,641
Reinvestment of distributions	30,174	304,566
Shares redeemed	(253,061)	(2,565,553)

	8,268,342	83,759,654

Institutional Shares
Shares sold	87,528,084	885,812,875
Reinvestment of distributions	664,407	6,707,819
Shares redeemed	(8,007,194)	(80,909,598)

	80,185,297	811,611,096

Class IR Shares
Shares sold	2,637,349	26,758,208
Reinvestment of distributions	15,874	160,130
Shares redeemed	(144,788)	(1,468,307)

	2,508,435	25,450,031

Class R Shares
Shares sold	2,496	24,995
Reinvestment of distributions	18	180
Shares redeemed	(2)	(20)

	2,512	25,155

NET INCREASE	172,745,127	$1,748,847,766

(a)	Commenced operations on June 30, 2010.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Goldman Sachs Trust — Goldman Sachs Multi Sector Fixed Income Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Core Fixed Income Fund, Goldman Sachs Core Plus Fixed Income Fund, Goldman Sachs Global Income Fund and Goldman Sachs Strategic Income Fund (collectively the “Funds”), portfolios of Goldman Sachs Trust, at March 31, 2011, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. Except for the Goldman Sachs Core Plus Fixed Income and Goldman Sachs Strategic Income Funds, the financial highlights of the Funds for the period ended October 31, 2006 were audited by another Independent Registered Public Accounting Firm whose report dated December 21, 2006 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Boston, Massachusetts
May 20, 2011

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended March 31, 2011 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares), and redemption fees (if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2010 through March 31, 2011.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Core Fixed Income Fund				Core Plus Fixed Income Fund				Global Income Fund				Strategic Income Fund
				Expenses				Expenses				Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account	Account		6 months	Account	Account		6 months	Account	Account		6 months	Account	Account		6 months
	Value	Value		ended	Value	Value		ended	Value	Value		ended	Value	Value		ended
Share Class	10/1/10	3/31/11		3/31/11*	10/1/10	3/31/11		3/31/11*	10/1/10	3/31/11		3/31/11*	10/1/10	3/31/11		3/31/11*
Class A
Actual	$1,000.00	$993.20		$4.04	$1,000.00	$1,001.90		$4.16	$1,000.00	$978.30		$5.10	$1,000.00	$1,012.20		$5.14
Hypothetical 5% return	1,000.00	1,020.88	+	4.10	1,000.00	1,020.78	+	4.20	1,000.00	1,019.77	+	5.21	1,000.00	1,019.83	+	5.16

Class B
Actual	1,000.00	990.60		7.76	1,000.00	998.10		7.88	1,000.00	974.40		8.78	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,017.14	+	7.86	1,000.00	1,017.04	+	7.96	1,000.00	1,016.04	+	8.97	N/A	N/A		N/A

Class C
Actual	1,000.00	990.60		7.76	1,000.00	998.10		7.89	1,000.00	974.50		8.79	1,000.00	1,007.30		8.81
Hypothetical 5% return	1,000.00	1,017.14	+	7.86	1,000.00	1,017.04	+	7.96	1,000.00	1,016.03	+	8.97	1,000.00	1,016.15	+	8.85

Institutional
Actual	1,000.00	996.00		2.35	1,000.00	1,004.50		2.47	1,000.00	979.90		3.42	1,000.00	1,012.90		3.44
Hypothetical 5% return	1,000.00	1,022.57	+	2.38	1,000.00	1,022.47	+	2.49	1,000.00	1,021.48	+	3.49	1,000.00	1,021.51	+	3.46

Service
Actual	1,000.00	993.50		4.83	1,000.00	1,002.10		4.90	1,000.00	976.80		5.90	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,020.08	+	4.90	1,000.00	1,020.04	+	4.94	1,000.00	1,018.96	+	6.02	N/A	N/A		N/A

Class IR
Actual	1,000.00	994.40		2.81	1,000.00	1,004.10		2.92	1,000.00	979.50		3.90	1,000.00	1,012.40		3.81
Hypothetical 5% return	1,000.00	1,022.11	+	2.85	1,000.00	1,022.02	+	2.94	1,000.00	1,020.99	+	3.98	1,000.00	1,021.14	+	3.83

Class R
Actual	1,000.00	993.00		5.23	1,000.00	1,000.70		5.39	N/A	N/A		N/A	1,000.00	1,009.90		6.41
Hypothetical 5% return	1,000.00	1,019.69	+	5.30	1,000.00	1,019.55	+	5.44	N/A	N/A		N/A	1,000.00	1,018.55	+	6.44

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended March 31, 2011. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Class IR	Class R

Core Fixed Income	0.81%	1.56%	1.56%	0.47%	0.97%	0.57%	1.05%
Core Plus Fixed Income	0.83	1.58	1.58	0.49	0.98	0.58	1.08
Global Income	1.03	1.78	1.78	0.69	1.20	0.79	N/A
Strategic Income	1.02	N/A	1.76	0.69	N/A	0.76	1.28

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1,2]	with the Trust	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]
Ashok N. Bakhru Age: 69	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	President, ABN Associates (1994-1996 and 1998-Present); Director, Apollo Investment Corporation (a business development company) (2008-Present); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Mutual Fund Complex.	96	Apollo Investment Corporation (a business development company)

Donald C. Burke Age: 50	Trustee	Since 2010	Mr. Burke is retired (since 2010). Formerly, he was Director, BlackRock Luxembourg and Cayman Funds (2006-2010); President and Chief Executive Officer, BlackRock U.S. Funds (2007-2009); Managing Director, BlackRock, Inc. (2006-2009); Managing Director, Merrill Lynch Investment Managers, L.P. (“MLIM”) (2006); First Vice President, MLIM (1997-2005); Chief Financial Officer and Treasurer, MLIM U.S. Funds (1999-2006). Trustee—Goldman Sachs Mutual Fund Complex.	96	None

John P. Coblentz, Jr. Age: 70	Trustee	Since 2003	Partner, Deloitte & Touche LLP (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-Present). Trustee — Goldman Sachs Mutual Fund Complex.	96	None

Diana M. Daniels Age: 61	Trustee	Since 2007	Ms. Daniels is retired (since 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is Chairman of the Executive Committee of Cornell University (2006-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Mutual Fund Complex.	96	None

Joseph P. LoRusso Age: 53	Trustee	Since 2010	Mr. LoRusso is retired (since 2008). Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Mutual Fund Complex.	96	None

Jessica Palmer Age: 62	Trustee	Since 2007	Ms. Palmer is retired (since 2006). Formerly, she was Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Mutual Fund Complex.	96	None

Richard P. Strubel Age: 71	Trustee	Since 1987	Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); Trustee Emeritus, The University of Chicago. Trustee — Goldman Sachs Mutual Fund Complex.	96	The Northern Trust Mutual Fund Complex (58 Portfolios) (Chairman of the Board of Trustees). Gildan Activewear Inc. (a clothing marketing and manufacturing company).

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Interested Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1,2]	with the Trust	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]
James A. McNamara* Age: 48	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007). Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	96	None

Alan A. Shuch* Age: 61	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Mutual Fund Complex.	96	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Peter V. Bonanno. Information is provided as of May 31, 2011.
[2]	From 2000 until September 30, 2010, Patrick T. Harker also served as Trustee of the Trust and of the Goldman Sachs Mutual Fund Complex. Mr. Harker resigned from these positions on September 30, 2010.
[3]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[4]	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Municipal Opportunity Fund, Goldman Sachs Credit Strategies Fund, and Goldman Sachs Variable Insurance Trust. As of May 31, 2011, the Trust consisted of 83 portfolios. Goldman Sachs Variable Insurance Trust consisted of 11 portfolios and the Goldman Sachs Municipal Opportunity Fund did not offer shares to the public.
[5]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Address and Age	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 48	President and Trustee	Since 2007
Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).

George F. Travers 30 Hudson Street Jersey City, NJ 07302 Age: 43	Senior Vice President and Principal Financial Officer	Since 2009
Managing Director, Goldman Sachs (2007-present); Managing Director, UBS Ag (2005-2007); and Partner, Deloitte & Touche LLP (1990-2005, partner from 2000-2005).

Senior Vice President and Principal Financial Officer — Goldman Sachs Mutual Fund Complex.

Peter V. Bonanno 200 West Street New York, NY 10282 Age: 43	Secretary	Since 2003
Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006); and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary — Goldman Sachs Mutual Fund Complex (2006-Present); and Assistant Secretary — Goldman Sachs Mutual Fund Complex (2003-2006).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 39	Treasurer and Senior Vice President	Since 2009
Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer — Goldman Sachs Mutual Fund Complex (October 2009-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Mutual Fund Complex (May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. Information is provided as of May 31, 2011.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

Multi Sector Fixed Income Funds Tax Information (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Core Plus Fixed Income and Strategic Income Funds designate $1,861,918 and $541,430, respectively, or, if different, the maximum amount allowable, as capital gain dividends paid during the year ended March 31, 2011.

Pursuant to Section 871(k) of the Internal Revenue Code, the Core Plus Fixed Income and Strategic Income Funds designate $8,449,531 and $1,448,159, respectively, as short-term capital gain dividends paid during the year ended March 31, 2011.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $714.6 billion in assets under management as of March 31, 2011 — our investment professionals bring firsthand knowledge of local markets to every investment decision. Goldman Sachs Asset Management ranks in the top 10 asset management firms worldwide, based on assets under management.1

OVERVIEW OF GOLDMAN SACHS FUNDS

Money Market[2]Financial Square Fundssm
■ Financial Square Tax-Exempt Funds
■ Financial Square Federal Fund
■ Financial Square Government Fund
■ Financial Square Money Market Fund
■ Financial Square Prime Obligations Fund
■ Financial Square Treasury Instruments Fund
■ Financial Square Treasury Obligations Fund

Fixed Income
Short Duration and Government
■ Enhanced Income Fund
■ Ultra-Short Duration Govt. Fund
■ Short Duration Government Fund
■ Government Income Fund
■ Inflation Protected Securities Fund
Multi-Sector
■ Core Fixed Income Fund
■ Core Plus Fixed Income Fund
■ Global Income Fund
■ Strategic Income Fund
Municipal and Tax-Free
■ High Yield Municipal Fund
■ Municipal Income Fund
■ Short Duration Tax-Free Fund
Single Sector
■ Investment Grade Credit Fund
■ U.S. Mortgages Fund
■ High Yield Fund
■ High Yield Floating Rate Fund

■ Emerging Markets Debt Fund
■ Local Emerging Markets Debt Fund
Corporate Credit
■ Credit Strategies Fund

Fundamental Equity
■ Growth and Income Fund
■ Small Cap Value Fund
■ Mid Cap Value Fund
■ Large Cap Value Fund
■ Capital Growth Fund
■ Strategic Growth Fund
■ Small/Mid Cap Growth Fund
■ Flexible Cap Growth Fund[3]
■ Concentrated Growth Fund
■ Technology Tollkeeper FundSM
■ Growth Opportunities Fund
■ U.S. Equity Fund

Structured Equity
■ Balanced Fund
■ Structured Small Cap Equity Fund
■ Structured U.S. Equity Fund
■ Structured Small Cap Growth Fund
■ Structured Large Cap Growth Fund
■ Structured Large Cap Value Fund
■ Structured Small Cap Value Fund
■ Structured Tax-Managed Equity Fund
■ Structured International Tax-Managed Equity Fund
■ U.S. Equity Dividend and Premium Fund

■ International Equity Dividend and Premium Fund
■ Structured International Small Cap Fund
■ Structured International Equity Fund
■ Structured Emerging Markets Equity Fund
Fundamental Equity International
■ Strategic International Equity Fund
■ Concentrated International Equity Fund
■ International Small Cap Fund
■ Asia Equity Fund
■ Emerging Markets Equity Fund
■ BRIC Fund (Brazil, Russia, India, China)
■ N-11 Equity Fund
■ Brazil Equity Fund
■ China Equity Fund
Select Satellite[4]■ Real Estate Securities Fund
■ International Real Estate Securities Fund
■ Commodity Strategy Fund
■ Dynamic Allocation Fund
■ Absolute Return Tracker Fund
Total Portfolio Solutions[4]■ Balanced Strategy Portfolio
■ Growth and Income Strategy Portfolio
■ Growth Strategy Portfolio
■ Equity Growth Strategy Portfolio
■ Income Strategies Portfolio
■ Satellite Strategies Portfolio
■ Retirement Strategies Portfolios
■ Enhanced Dividend Global Equity Portfolio
■ Tax Advantaged Global Equity Portfolio

Firmwide assets under management includes assets managed by GSAM and its Investment Advisory Affiliates.

[1]	Ranking for Goldman Sachs Group, Inc., includes Goldman Sachs Asset Management, Private Wealth Management and Merchant Banking 2009 year-end assets. Ranked 9th in total assets worldwide. Pensions&Investments, June 2010.
[2]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[3]	Effective March 31, 2011, the Goldman Sachs All Cap Growth Fund was renamed the Goldman Sachs Flexible Cap Growth Fund.
[4]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.
The Goldman Sachs Technology Tollkeeper Fundsm and Financial Square Fundssm are registered service marks of Goldman, Sachs & Co.

TRUSTEES
Ashok N. Bakhru, Chairman
Donald C. Burke
John P. Coblentz, Jr.
Diana M. Daniels
Joseph P. LoRusso
James A. McNamara
Jessica Palmer
Alan A. Shuch
Richard P. Strubel
GOLDMAN, SACHS & CO.
Distributor and Transfer Agent	OFFICERS
James A. McNamara, President
George F. Travers, Principal Financial Officer
Peter V. Bonanno, Secretary
Scott M. McHugh, Treasurer
GOLDMAN SACHS ASSET MANAGEMENT, L.P.
Investment Adviser
GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL
Investment Adviser
Christchurch Court, 10-15 Newgate Street
London, England EC1 A7H0

Visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Funds’ entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

Copyright 2011 Goldman, Sachs & Co. All rights reserved. 52946.MF.MED.TMPL/5/2011 MSFIAR11/48.3k

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2011	2010	Description of Services Rendered
Audit Fees:	$2,473,500	$2,655,758	Financial Statement audits.

• PricewaterhouseCoopers LLP (“PwC”)

Audit-Related Fees:	$30,972	$116,245	Other attest services.

• PwC

Tax Fees:	$483,335	$729,246	Tax compliance services provided in connection with the preparation and review of registrant’s tax return. For 2011 and 2010, $28,275 and $74,833 represent fees borne by the Funds’ adviser in relation to fees incurred as a result of fiscal year end changes.

• PwC

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2011	2010	Description of Services Rendered

Audit-Related Fees:	$1,333,000	$1,312,000	Internal control review performed in accordance with Statement on Auditing Standards No. 70. These fees are borne by the Funds’ Adviser.

• PwC

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

     De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

     Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the years ended March 31, 2011 and March 31, 2010 were approximately $514,307 and $845,491 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2010 and December 31, 2009 were approximately $10.3 million and $6.4 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2010 and 2009 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on June 3, 2010 for its Short Duration and Government Fixed Income Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	June 2, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	June 2, 2011

By:	/s/ George F. Travers

George F. Travers
Principal Financial Officer
Goldman Sachs Trust

Date:	June 2, 2011